united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd., Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Stuart M Strauss, Esq. Dechert LLP

1095 Avenue of the Americas, New York, NY 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 8/31

Date of reporting period: 2/28/21

Item 1. Reports to Stockholders.

Class A and C Shares

SEMI-ANNUAL REPORT
As Of February 28, 2021

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 38
Statements of Assets and Liabilities	Page 67
Statements of Operations	Page 71
Statements of Changes in Net Assets	Page 75
Notes to Financials	Page 81
Financial Highlights	Page 99
Supplemental Information	Page 117
Privacy Notice	Page 121

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
Emile R. Molineaux	Chief Compliance Officer
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	4221 N 203rd Street, Suite 100
Goodyear, Arizona 85395	Elkhorn, Nebraska 68022

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
4221 N 203rd Street, Suite 100	225 Liberty Street
Elkhorn, Nebraska 68022	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Semi-Annual Report to Shareholders

April 17, 2021

Dear Shareholder:

We are pleased to provide you with this semi-annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the six months from September 1, 2020 through February 28, 2021.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of +4.3% during the fourth quarter of 2020, following a +33.4% AGR in the third quarter of 2020. It appears as though the economy is trying to find its sea legs after the violent economic disruption caused by COVID- 19. As of March 2021, total unemployment has declined to 6.0% from 14.8% in April 2020. As we mentioned last quarter, employment in most service sectors has broadly lagged that on the production side of the economy, causing a subdued employment environment. A major contributor to the weak employment picture, the leisure and hospitality service (L&HS) sector shed half of its employees during the pandemic. L&HS is a wide-ranging service sector, and we view recent employment gains in the sector as crucial for a healthy economic recovery to continue. Services sector employment makes up of approximately 40% of total employment, and about 43% of the GDP. As more people are vaccinated, employment in the L&HS sector, and the Services sector at large, should continue to experience outsized gains. We believe this has the potential to solidify gains in other areas of the economy, including, importantly, consumer confidence data. The Federal Reserve Open Market Committee (the Committee) released the following statement, in part, at its March 17, 2021 meeting: “The Federal Reserve is committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals... Following a moderation in the pace of the recovery, indicators of economic activity and employment have turned up recently, although the sectors most adversely affected by the pandemic remain weak. Inflation continues to run below 2 percent. Overall financial conditions remain accommodative, in part reflecting policy measures to support the economy and the flow of credit to U.S. households and businesses.” The Fed continues to sustain historic balance sheet levels and employ a wide range of available tools.

Monetary Policy: The Federal Reserve has meaningfully loosened the language it is using around its inflation target, saying in the current FOMC statement and recent testimony they intend to allow inflation to “moderately exceed 2 percent for some time.” In addition, the Federal Reserve (Fed) will continue to increase its holdings of Treasury securities and of agency mortgage-backed securities. The Fed has rapidly increased most measures of the money supply, and interest rates under Fed purview have declined to historically low levels on an absolute and relative basis. We believe the Fed will remain accommodative until it firmly believes that progress has been made toward its mandate and beyond.

Interest Rates: As the Fed has lowered the federal funds (FF) rate, short-term rates have declined from recent highs and have stabilized around their near-term lows. Intermediate rates and long-term rates have been increasing from their recent lows. The 10-year T-Note yield is well-anchored above 1.5% and in March 2021 the 30-year T-Bond recently hit a cycle high of 2.45%, up from its cycle low of 0.99% in March 2020. Most of the interest rate yield curve has achieved near-term lows and is advancing across the spectrum. As the economy regains its footing and inflation remains low, yield spreads should be able to advance further; however, we do not expect that advance to find its upper range until the economy shows it is resolute. Regarding long-term corporate bonds, the quality spread as measured by Baa bonds minus Aaa bonds continues to change rapidly. The quality spread has historically been a good predictor of confidence in the corporate bond market and helps us establish a baseline expectation for corporate earnings. During the final week of April 2020, the spread hit a cycle high of 1.95 and then settled in near 0.92 during December. As of the beginning of March 2021 the spread has narrowed further to 0.70. We are nearing historical lows for the spread, and it has maintained a downward direction, giving us hope that earnings might have hit cycle-lows. We continue to watch this metric closely as we gauge potential uncertainty in corporate earnings, and the general economy.

Equity Valuations: As of March 31, 2021, the S&P 500 index was at 3972.89. Our proprietary valuation work suggests support for the S&P 500 at roughly 3,650 at the end of March. Short-term and intermediate-term earnings projections are solidifying. The S&P Dow Jones Indices report of S&P 500 earnings indicated 384 of the index’s 500 stocks, or 77%, beat earnings forecasts during 4Q20; that’s an increase from the 65.8% figure in 1Q20. While this is a solid development, we would like to see the trend continue. We believe the PE will remain above its median level of 24 and levels in the low-30 range are not out of reason as the current phase of economic growth progresses. However, inflation and intermediate -to-long- term interest rates are beginning to work slightly against valuations; if economic growth endures, inflation and interest rates are likely to increase which often causes the PE to retract to its mean. To create a range of equity market outcomes, we use a valuation tool which we refer to as our Proper PE Valuation™ tool. Among other things, this analysis provides us with a set of ranges above and below which we consider the S&P 500 overvalued or undervalued, respectively. Our proprietary valuation work currently sets an appropriate S&P 500 PE from 26 to 30. This produces a fair value range of 3,650 to 4,200 over the next 6-to-12 months. Most of our valuation work is earnings, GDP, CPI, and interest-rate dominant. Several of our studies also examine the direction of both inflation and interest rates. The current levels and trends for this data indicate that we are likely to stay in fair-value range for the near-term.

Inflation: We believe the Fed is growing the money supply at a pace, and for a duration, that is driving monetary inflation. While this inflationary pressure should not present a near-term danger, the Fed is in a potentially precarious position in the long-term, where they will need to skillfully time monetary policy to avoid rapid consumer inflation. Inflation, as measured by the consumer price index (CPI), was up 1.36% y-o-y in December 2020, while CPI Less Food & Energy (Core CPI) was up 1.61%. The Fed favors the Core CPI over the headline CPI because it believes that food and energy are overly volatile parts of the CPI. Over the near-term, we believe inflation should remain muted, keeping it below the Fed’s target rate of 2%. We find that there are three highly correlative wage growth measures to CPI; while wage growth signals are mixed, certain wage growth indicators are restrained enough to suggest muted CPI and a Fed with room to remain accommodative. Over various segments of the past year, much of the Producer Price complex has been posting negative y-o-y percent changes, but things are improving. The Final Demand index was +0.76% y-o-y in December, following a string of minor but positive results. Most of the PPI spectrum is negative y-o-y and shows little pricing strength. There is a great deal of slack on the cost-side of inflation. We currently see room for the Fed to keep its control group of interest rates bottomed-out, but evidence is creeping in that suggests the Fed needs to be very watchful that the demand for goods and the cost of goods stay well in balance.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888- 672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

5223-NLD-4/28/2021

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investors Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/20 – 2/28/21	3/1/20 – 2/28/21	3/1/16 – 2/28/21*	3/1/11 – 2/28/21*	1/4/99 – 2/28/21*	2/14/06 – 2/28/21*
Class A
With Sales Charge	19.77%	25.56%	10.54%	8.27%	NA	4.21%
Without Sales Charge	27.09%	33.23%	11.87%	8.92%	NA	4.62%
Class C
With Sales Charge	25.76%	31.46%	11.20%	8.26%	3.25%	NA
Without Sales Charge	26.76%	32.46%	11.20%	8.26%	3.25%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 1.58% and 2.18% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

PORTFOLIO ADVISER COMMENTARY

The stock market has rallied to new highs and economic recovery from the pandemic has been strong. We believe the 2021 outlook has improved with Biden’s $1.9 tn stimulus package, post COVID-19 vaccination reopening, very accommodative monetary policy and pent-up savings and demand. The rotation from stay-at-home Technology growth stocks to lower multiple value stocks during the time-period aided in the returns of the portfolio. We continue to seek out “special situations” and undervalued equities of companies with attractive earnings prospects.

During the period, one “special situation,” Bausch Health (3.28%), was the portfolio’s top performing stock. The stock nearly doubled as the business recovered from the impacts from COVID-19 and the stock benefitted from the announcement that they will be spinning out their Bausch + Lomb eye health business to illuminate this “undervalued crown jewel”. We believe the company will continue to benefit in 2021 from the backlog of eye surgeries and a return to more routine doctor visits in their branded pharmaceutical franchise. SVB Financial (0.00%), Schwab Corp (3.44%), and East West Bancorp (4.55%) were all up over 50%, as many Financial stocks benefitted from the steepening yield curve and lower credit provisions. Technology was another strong sector, as Sony and Qorvo benefitted from increased end-market demand and better pricing within their semiconductor segments. Perrigo (3.22%) was our one material underperformer in the quarter. Mixed execution during the pandemic and declines in the cough/cold segment led to weaker than expected margins throughout the year.

We initiated positions in the following stocks that we believe have strong, long-term fundamental outlooks: Air Products & Chemicals (2.84%), Alibaba (3.35%), Duke Realty (2.43%), East West Bancorp (4.55%), Facebook (2.28%), Liberty Broadband (4.38%), Molson Coors (2.49%), and Raytheon Technologies (2.33%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/21. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
NRG Energy, Inc.	4.8%
AmerisourceBergen Corporation	4.8%
Qorvo, Inc.	4.7%
Axalta Coating Systems Ltd.	4.7%
Crown Holdings, Inc.	4.6%
East West Bancorp, Inc.	4.5%
Sony Corporation	4.5%
Alphabet, Inc.	4.5%
LKQ Corporation	4.5%
Liberty Broadband Corporation	4.4%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average (“Large Value Average”), as of February 28, 2021, consisted of 1,221 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/20 – 2/28/21	3/1/20 – 2/28/21	3/1/16 – 2/28/21*	3/1/11 – 2/28/21*	1/4/99 – 2/28/21*	2/14/06 – 2/28/21*
Class A
With Sales Charge	0.05%	30.95%	16.10%	14.22%	NA	10.20%
Without Sales Charge	6.16%	38.95%	17.49%	14.90%	NA	10.63%
Class C
With Sales Charge	4.94%	37.05%	16.77%	14.20%	5.31%	NA
Without Sales Charge	5.84%	38.05%	16.77%	14.20%	5.31%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 1.52% and 2.13% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio’s Adviser employs quantitative and qualitative analysis that seeks to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

The semi-annual period saw US equity markets rise. After dramatic outperformance over the prior six-month period, US large cap growth stocks trailed the broad market, though the Saratoga Large Capitalization Growth Portfolio posted solid relative and absolute performance.

Economic momentum ended the year far better than expected following the implementation of widespread lockdowns in March. For example, forecasts by the St. Louis Fed called for a 2020 year-end unemployment rate of greater than 10% relative to the reported 6.7% rate. We believe the presence of COVID-19 will continue to have ramifications both socially and economically, yet the global outlook in the equity markets has once again returned to a crescendo, if a somewhat hesitant one. The unprecedented speed of vaccine production and scale of fiscal and monetary stimulus has given the global economy new legs to stand on. Increased digitization as well as the policies passed by an ideologically different US President will be factors to watch in 2021, providing challenge or opportunity depending on the business sector. As this past year has shown, however, when threatened, the competitive nature of the world corporate climate is nothing if not adaptable.

For the full period, holdings in the Industrials and Information Technology sectors were the primary areas of outperformance. Industrials holdings rose 32.9% for the period relative to a 4.7% for the benchmark sector. Within Industrials, the portfolio’s largest average overweight position, Generac Holdings (2.40%), a manufacturer of power generation equipment, returned 73.8%. Shares of Crowdstrike Holdings (1.70%) rose 69.7% for the period, as the cybersecurity vendor benefitted from concerns over the SolarWinds Orion (0.00%) hack and fourth-quarter sales increased 74% year-over-year. Communication Services holdings were the main detractors from performance as holdings in the sector returned 4.6% relative to 9.0% for the benchmark sector. The primary headwind in the sector was the portfolio’s underweight to Roku Inc (0.00%). The portfolio did not own shares of the streaming platform, which rose 128.0% for the period.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/21. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Apple, Inc.	9.3%
Microsoft Corporation	7.6%
Amazon.com, Inc.	6.0%
PayPal Holdings, Inc.	4.0%
Facebook, Inc.	3.4%
Eli Lilly and Company	3.0%
Tesla, Inc.	2.6%
Adobe, Inc.	2.6%
Procter & Gamble Company (The)	2.6%
Alphabet, Inc. - Class C	2.5%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average (“Large Growth Average”), as of February 28, 2021, consisted of 1,330 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:
	9/1/20 – 2/28/21	3/1/20 – 2/28/21	3/1/16 – 2/28/21*	3/1/11 – 2/28/21*	6/28/02 – 2/28/21*
Class A
With Sales Charge	16.96%	18.04%	8.73%	7.56%	7.56%
Without Sales Charge	24.11%	25.21%	10.03%	8.20%	7.91%
Class C
With Sales Charge	22.65%	23.39%	9.36%	7.57%	7.27%
Without Sales Charge	23.65%	24.39%	9.36%	7.57%	7.27%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 1.86% and 2.46% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies. The Adviser invests in medium capitalization companies with a focus on total return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes: (i) companies earning a positive economic margin with stable-to-improving returns; (ii) companies valued at a discount to their asset value; and (iii) companies with an attractive dividend yield and minimal basis risk. In selecting investments, the Adviser generally employs the following strategy: (i) value- driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood; (ii) use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and (iii) use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

PORTFOLIO ADVISOR COMMENTARY

The recovery in financial markets continued during the period. Positive vaccine data combined with election results that indicated further stimulus is expected were part of the impetus for a strong fourth quarter rally. The equity market rally materially boosted valuation multiples, indicating a portion of the 2021 earnings recovery has already been discounted. As the economy continues to recover, additional policy support may be needed to offset the damage that occurred to key service sectors and the commercial real estate market. The last bout of loose fiscal policy was combined with tight monetary policy, which sustained US dollar strength. The next round of loose fiscal policy will likely be combined with loose monetary policy, which could meaningfully pressure the US dollar. Should such economic policy be pursued, and successfully increase nominal GDP growth, it will represent a fundamental shift in underlying economic conditions that we have not been witnessed in years. Such a shift in the economic environment will likely lead to increased market volatility and broad changes in market leadership.

For the period, the portfolio benefitted from both stock and sector selection. Stock selection within Consumer Staples, Industrials, Energy, Consumer Discretionary, and Healthcare added to relative performance. Also, our decision to overweight Financials and Materials added to relative performance as both sectors outperformed the market. The portfolio is overweight Financials, Industrials, Materials, Energy, and Utilities while underweight Consumer Staples, Communication Services, Consumer Discretionary, Health Care, Real Estate, and Information Technology.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Avantor, Inc.	2.8%
Timken Company (The)	2.7%
Crane Company	2.7%
nVent Electric PLC	2.7%
Motorola Solutions, Inc.	2.7%
Oshkosh Corporation	2.7%
Nexstar Media Group, Inc.	2.5%
Otis Worldwide Corporation	2.5%
Raymond James Financial, Inc.	2.4%
TCF Financial Corporation	2.4%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of February 28, 2021, consisted of 421 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Zacks Investment Management, Inc., Chicago, Illinois

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/20 – 2/28/21	3/1/20 – 2/28/21	3/1/16 – 2/28/21*	3/1/11 – 2/28/21*	1/4/99 – 2/28/21*	2/14/06 – 2/28/21*
Class A
With Sales Charge	29.40%	41.02%	13.98%	7.99%	NA	6.68%
Without Sales Charge	37.39%	49.72%	15.33%	8.63%	NA	7.10%
Class C
With Sales Charge	35.84%	47.90%	14.68%	7.94%	8.27%	NA
Without Sales Charge	36.84%	48.90%	14.68%	7.94%	8.27%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 2.09% and 2.68% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined “bottom-up” approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

PORTFOLIO ADVISOR COMMENTARY

The portfolio posted strong absolute performance during the period, despite slight relative underperformance. During 4Q 2020, the small cap sector significantly outperformed the mid cap and large cap sectors. The coronavirus pandemic persisted and became more widespread across the US, affecting both rural and urban regions. Offsetting this was the community’s familiarity with the disease, and availability of better therapeutic interventions. The US was able to replace national lockdowns with local interventions without significantly affecting overall economic activity. More encouragingly, developments of effective vaccines took place and signs of a hopeful post-pandemic world emerged. In addition, Congress passed further stimulus measures and the Federal Reserve continued their aggressive monetary support. In this environment, equity markets generated strong returns with significant investor preference shifting to riskier smaller cap companies.

During the first quarter of 2021, positive vaccine distribution allowed for a slowdown in the spread of the coronavirus. This has raised economic expectations for the calendar year and specifically should help continue to stabilize the labor market. The Fed appears committed to keeping rates lower for longer moving forward. If a stronger revival of economic growth is realized, then growth-sensitive small cap stocks could produce strong gains, with small cap stocks potentially reaping the benefits of investors maintaining a high appetite for risk.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Five9, Inc.	2.9%
CareDx, Inc.	2.1%
Virtus Investment Partners, Inc.	2.1%
Performance Food Group Company	1.9%
Brink’s Company (The)	1.8%
SPS Commerce, Inc.	1.8%
PennyMac Financial Services, Inc.	1.8%
Darling Ingredients, Inc.	1.8%
Acushnet Holdings Corporation	1.7%
TopBuild Corporation	1.7%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average (“Small Blend Average”), as of February 28, 2021, consisted of 689 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/20 – 2/28/21	3/1/20 – 2/28/21	3/1/16 – 2/28/21*	3/1/11 – 2/28/21*	1/4/99 – 2/28/21	2/14/06 – 2/28/21*
Class A
With Sales Charge	20.57%	22.51%	5.40%	-0.25%	NA	-0.07%
Without Sales Charge	27.88%	29.93%	6.65%	0.34%	NA	0.33%
Class C
With Sales Charge	26.49%	28.09%	6.00%	-0.31%	-0.09%	NA
Without Sales Charge	27.49%	29.09%	6.00%	-0.31%	-0.09%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 2.05% and 2.69% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser seeks to purchase reasonably valued stocks it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser utilizes a three step process in stock selection. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. A stock is sold when it no longer meets the Adviser’s criteria.

PORTFOLIO ADVISOR COMMENTARY

The six months ended February 28, 2021 saw non-US equity markets perform well, while emerging markets significantly outpaced developed markets. The Saratoga International Portfolio performed well on an absolute and relative basis.

Global economic momentum continues to build despite a slow COVID-19 vaccine rollout in Europe. The IHS Markit Global Manufacturing Purchasing Managers Index finished out the year at a 33-month high. Full-year 2020 GDP was negative in all countries except for China and Taiwan. However, fourth quarter output for many countries was close to breakeven on a year-over-year basis. That being said, there is still a wide dispersion around the world when it comes to pandemic impact.

Within the portfolio, stock selection was positive in every economic sector. Consumer Discretionary was the top absolute performer (+50.5%) and top contributor to excess return. Industrials and Financials holdings also had robust gains (+38.0% and +30.2%, respectively). Utilities was the worst relative sector, although portfolio holdings still outpaced the benchmark sector. Health Care had the lowest absolute return in the portfolio but still bested the benchmark sector. By region, in absolute terms, Emerging Asia was the top performer, gaining 48.7%, with South Korean holdings leading the way. Emerging Americas was the worst absolute and relative performing region. The top individual holding was Tata Motors (3.30%), which nearly doubled during the period. Tata dominates the commercial vehicle market in India with a better than 40% market share while also owning iconic brands Jaguar and Land Rover. Demand for new models is building, especially in China. Anhui Conch Cement (2.09%) was the bottom performing holding, as investors expressed uncertainty around property demand in China.

The portfolio’s largest sector allocation on a relative basis was to Health Care, for the period. From a regional standpoint, Developed Europe is the largest absolute weighting and Emerging Asia is the largest relative allocation.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/21. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Tata Motors Ltd.	3.3%
Lenovo Group Ltd.	3.2%
China Merchants Bank Company Ltd.	3.0%
BP plc	2.9%
Sony Corporation	2.9%
Weichai Power Company Ltd.	2.8%
Anglo American plc	2.7%
Zoomlion Heavy Industry Science and Technology Company L	2.6%
Kumho Petrochemical Company Ltd.	2.6%
BHP Group Ltd.	2.6%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 21 Emerging Markets countries. With 1,824 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/20 – 2/28/21	3/1/20 – 2/28/21	3/1/16 – 2/28/21*	3/1/11 – 2/28/21*	7/15/99 – 2/28/21*	1/18/00 – 2/28/21*
Class A
With Sales Charge	-1.35%	5.61%	4.76%	9.29%	7.08%	N/A
Without Sales Charge	4.67%	12.07%	6.00%	9.94%	7.37%	N/A
Class C
With Sales Charge	3.49%	10.47%	5.38%	9.29%	N/A	4.45%
Without Sales Charge	4.37%	11.40%	5.38%	9.29%	N/A	4.45%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 2.31% and 2.91% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser utilizes a top-down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

PORTFOLIO ADVISOR COMMENTARY

For the semi-annual, the Healthcare sector was positive on an absolute basis but lagged as other areas bounced off depressed lows. Despite pressures of the pandemic, pausing of elective procedures, a second surge in Covid cases and a Presidential election, the Healthcare sector largely lived up to its defensive nature. Overall, volatility early in the period eventually gave way to further market expansion as successful vaccines became available and investors could finally look beyond the pandemic. As is typical during severe economic disruptions, significant resources flow towards the problem in search of a solution. Fortunately, we saw confirmation of these efforts in the form of several successful vaccines. The importance of having more than one effective vaccine was a reduction in risk of supply constraints, valid concern in earlier stages of the global vaccine effort.

Within the Healthcare sector, performance continued to be mixed and more dependent on the exposure to specific end markets rather than individual company execution. Strength came from the Life Science Tools and Services suppliers that have benefitted from increased testing and, later in the period, from the Health Care Equipment providers as elective procedures were finally rescheduled. Despite their success in achieving vaccines, weakness came from large capitalization Pharmaceutical and Biotechnology companies. We believe investors here are struggling to determine if these companies will ultimately see a return on their substantial investments in solutions to Covid.

The past year will forever be remembered for the challenges wrought by the pandemic. That said, markets have absorbed the volatility well and we believe that continued stimulus creates an attractive backdrop looking forward. We see numerous attractive long- term opportunities in the sector, led by several secular growth drivers including an aging population and innovation in the form of new products and procedures.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
McKesson Corporation	5.7%
Charles River Laboratories International Inc.	5.2%
United Therapeutics Corporation	4.9%
Amgen Inc.	4.9%
Medtronic plc	4.8%
Illumina Inc.	4.7%
Anthem Inc.	4.3%
Stryker Corporation	4.2%
GlaxoSmithKline plc	4.1%
Novartis A.G.	4.0%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/20 – 2/28/21	3/1/20 – 2/28/21	3/1/16 – 2/28/21*	3/1/11 – 2/28/21*	10/22/97 – 2/28/21*	1/14/00 – 2/28/21*
Class A
With Sales Charge	-0.27%	30.08%	20.26%	13.42%	7.83%	NA
Without Sales Charge	5.80%	38.01%	21.69%	14.09%	8.11%	NA
Class C
With Sales Charge	4.58%	37.17%	20.95%	13.40%	NA	1.59%
Without Sales Charge	5.46%	36.17%	20.95%	13.40%	NA	1.59%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 2.08% and 2.68% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, valuation, competitive advantages and management.

PORTFOLIO ADVISOR COMMENTARY

For the semi-annual period, the Technology sector was positive on an absolute basis but lagged on a relative basis, as other areas bounced off depressed lows. A second surge in Covid cases early in the period pressured markets, however, this retreat was short-lived as focus shifted to the prospects of a vaccine. Ultimately, successful vaccines allowed investors to see a light at the end of the tunnel.

Recently, we have discussed how US equity indices have been propelled higher by a diminishing number of large technology companies and our belief that this phenomenon was unlikely to persist. Expectations of improved economic prospects finally broadened participation late in 2020 signaling an improved economic outlook. Strength in this period continued to come from the semiconductor sector as well as the financial technology category. These segments were attractive prior to the pandemic but the past year’s events accelerated many of their secular growth prospects including working from home and cashless transactions. Relative weakness was seen in companies that rely on enterprise capital spending for growth as these customers scaled back projects in the face of economic uncertainty.

The past year will forever be remembered for the challenges wrought by the pandemic. That said, markets have absorbed the volatility well and continued stimulus has created an attractive backdrop looking forward. We expect a transition from multiple expansion to earnings growth as the facilitator of further upward movement in stock prices. Potential is significant in this light, as earnings may rebound from depressed levels and consumers could be ready and able spend as normalcy begins to return. We believe Technology companies are poised to benefit given what we see as their superior growth prospects and profitability when compared to other market sectors.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Amazon.com Inc.	8.8%
Alphabet Inc. - Class C	6.8%
Facebook Inc.	5.7%
Apple Inc.	5.5%
KLA Corporation	5.1%
Alphabet Inc. - Class A	5.0%
QUALCOMM Inc.	4.8%
Microsoft Corporation	4.6%
Intel Corporation	4.0%
Oracle Corporation	4.0%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/20 - 2/28/21	3/1/20 - 2/28/21	3/1/16 - 2/28/21*	3/1/11 – 2/28/21*	10/23/97 - 2/28/21*	1/7/03 - 2/28/21*
Class A
With Sales Charge	17.24%	9.64%	-0.24%	-6.28%	2.61%	NA
Without Sales Charge	24.45%	16.36%	0.95%	-5.72%	2.87%	NA
Class C
With Sales Charge	23.09%	14.65%	0.66%	-6.14%	NA	2.56%
Without Sales Charge	24.09%	15.65%	0.66%	-6.14%	NA	2.56%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 3.97% and 4.66% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality companies within the energy and basic materials sectors. The Adviser’s selection process incorporates a multi-factor valuation framework, capital structure, and financial quality analysis. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, and price to operating cash flow. Valuation methodology is industry-specific within the energy and basic materials sectors. This process produces a list of eligible companies which are then subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

The semi-annual period saw US equity markets rise, while the Energy sector significantly outpaced the broad market.

Economic momentum ended the year far better than expected following the implementation of widespread lockdowns in March. For example, forecasts by the St. Louis Fed called for a 2020 year-end unemployment rate of greater than 10% relative to the reported 6.7% rate. We believe the presence of COVID-19 will continue to have ramifications both socially and economically, yet the global outlook in the equity markets has once again returned to a crescendo, if a somewhat hesitant one. The unprecedented speed of vaccine production and scale of fiscal and monetary stimulus has given the global economy new legs to stand on. Increased digitization as well as the policies passed by an ideologically different US President will be factors to watch in 2021, providing challenge or opportunity depending on the business sector. As this past year has shown, however, when threatened, the competitive nature of the world corporate climate is nothing if not adaptable.

The portfolio’s Energy holdings (roughly 48% of portfolio weight) returned 25.9% during the period. The Oil and Gas Refining and Marketing holdings, Marathon Petroleum (2.75%) and Holly Frontier (1.56%), were the top contributors, returning 59.4%. The portfolio’s largest overweight among the Energy groups is to Refining and Marketing and the largest underweight is to Storage and Transportation.

The Fund’s Basic Materials holdings (roughly 51% of portfolio weight) returned 27.2% for the period. An underweight to Gold stocks was the biggest contributor, as they significantly underperformed all other groups. Stock selection in Diversified Metals and Mining also meaningfully contributed to excess return for the period. The portfolio’s largest overweight among the Materials groups is to Containers and Packaging while the largest underweight is to Metals and Mining.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/21. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Exxon Mobil Corporation	6.2%
BHP Group Ltd.	5.0%
Chevron Corporation	4.6%
TOTAL S.E.	3.8%
PetroChina Company Ltd.	3.3%
BP plc	3.2%
Marathon Petroleum Corporation	2.8%
LUKOIL PJSC	2.7%
Linde plc	2.6%
LyondellBasell Industries N.V.	2.5%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:
	9/1/20 – 2/28/21	3/1/20 – 2/28/21	3/1/16 – 2/28/21*	3/1/11 – 2/28/21*	8/1/00 – 2/28/21*
Class A
With Sales Charge	21.83%	13.78%	8.64%	5.03%	2.34%
Without Sales Charge	29.28%	20.72%	9.93%	5.65%	2.63%
Class C
With Sales Charge	28.19%	19.24%	9.33%	5.06%	2.03%
Without Sales Charge	29.19%	20.24%	9.33%	5.06%	2.03%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 3.96% and 4.21% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality financial services companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, and capital structure. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, cash held to price and various cash flow ratios. Valuation methodology is industry-specific within the financial services sector. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

The semi-annual period US equity markets rise, while the Financial Services sector significantly outpaced the broad market. The Saratoga Financial Services Portfolio posted strong returns during the period, largely in step with the sector at large.

Economic momentum ended the year far better than expected following the implementation of widespread lockdowns in March. For example, forecasts by the St. Louis Fed called for a 2020 year-end unemployment rate of greater than 10% relative to the reported 6.7% rate. We believe the presence of COVID-19 will continue to have ramifications both socially and economically, yet the global outlook in the equity markets has once again returned to a crescendo, if a somewhat hesitant one. The unprecedented speed of vaccine production and scale of fiscal and monetary stimulus has given the global economy new legs to stand on. Increased digitization as well as the policies passed by an ideologically different US President will be factors to watch in 2021, providing challenge or opportunity depending on the business sector. As this past year has shown, however, when threatened, the competitive nature of the world corporate climate is nothing if not adaptable.

For the period, the top contributors to the portfolio were investment bank and brokerage Stifel Financial (2.67%), Puerto Rico based regional bank Popular (2.34%) and Utah based regional bank Zions Bancorp (2.18%). The portfolio’s underweight to the weak-performing group of Insurance Brokers aided performance. Key detractors to performance were financial data and credit rating firm S&P Global (3.27%), reinsurer RenaissanceRe Holdings (0.00%) and property and casualty insurer Kemper Corp. (0.00%). The portfolio’s underweight to the outperforming Diversified Banks group was a hindrance on performance.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/21. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
FINANCIAL SERVICES PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Berkshire Hathaway Inc.	9.9%
Wells Fargo & Company	4.8%
JPMorgan Chase & Company	4.7%
Bank of America Corporation	4.6%
Citigroup Inc.	4.5%
BlackRock Inc.	3.9%
US Bancorp	3.8%
PNC Financial Services Group Inc. (The)	3.6%
MetLife Inc.	3.3%
S&P Global Inc.	3.3%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/20 – 2/28/21	3/1/20 – 2/28/21	3/1/16 – 2/28/21*	3/1/11 – 2/28/21*	1/4/99 – 2/28/21*	2/14/06 – 2/28/21*
Class A
With Sales Charge	-6.23%	-4.82%	-0.15%	0.38%	NA	1.51%
Without Sales Charge	-0.47%	1.01%	1.05%	0.97%	NA	1.91%
Class C
With Sales Charge	-1.82%	-0.65%	0.63%	0.52%	2.15%	NA
Without Sales Charge	-0.83%	0.35%	0.63%	0.52%	2.15%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 1.86% and 2.47% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

As of March 7, 2018, the Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”). The Portfolio will normally invest at least 80% of its total assets in Underlying Funds which invest in investment grade fixed-income securities or mortgage pass-through securities rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, securities considered by an Underlying Fund’s adviser to be of comparable quality. In deciding which Underlying Funds to buy, hold or sell in pursuing the Portfolio’s investment objective, the Manager considers economic developments, interest rate trends, and performance history of an Underlying Fund’s management team, among other factors. The average maturity of the securities held by an Underlying Fund will generally range from three to ten years. In addition, the Portfolio may invest up to 5% of its net assets in Underlying Funds that invest in fixed-income securities of any grade, including those that are rated lower than investment grade at the time of purchase, commonly known as “junk bonds.”

PORTFOLIO ADVISOR COMMENTARY

As the Fed has lowered the federal funds (FF) rate, short-term rates have declined from recent highs and have stabilized around their near-term lows. Intermediate rates and long-term rates have been increasing from their recent lows. The 10-year T-Note yield is well-anchored above 1.5% and in March 2021 the 30-year T- Bond recently hit a cycle high of 2.45%, up from its cycle low of 0.99% in March 2020. Most of the interest rate yield curve has achieved near-term lows and is advancing across the spectrum. As the economy regains its footing and inflation remains low, yield spreads should be able to advance further; however, we do not expect that advance to find its upper range until the economy shows it is resolute. Regarding long-term corporate bonds, the quality spread as measured by Baa bonds minus Aaa bonds continues to change rapidly. The quality spread has historically been a good predictor of confidence in the corporate bond market and helps us establish a baseline expectation for corporate earnings. During the final week of April 2020, the spread hit a cycle high of 1.95 and then settled in near 0.92 during December. As of the beginning of March 2021 the spread has narrowed further to 0.70. We are nearing historical lows for the spread, and it has maintained a downward direction, giving us hope that earnings might have hit cycle-lows.

The Federal Reserve has meaningfully loosened the language it is using around its inflation target, saying in the FOMC statement above and recent testimony they intend to allow inflation to “moderately exceed 2 percent for some time.” In addition, the Federal Reserve (Fed) will continue to increase its holdings of Treasury securities and of agency mortgage-backed securities. The Fed has rapidly increased most measures of the money supply, and interest rates under Fed purview have declined to historically low levels on an absolute and relative basis. We believe the Fed will remain accommodative until it firmly believes that progress has been made toward its mandate and beyond.

The Saratoga Investment Quality Bond Portfolio benefited from an overweight to shorter-term bonds versus intermediate and longer-term bonds during the period. The portfolio has been reallocated to overweight ultra-short-term bonds and short-term bonds versus intermediate and longer-term bonds.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Vanguard Ultra-Short-Term Bond Fund Admiral Class	57.1%
Vanguard Short-Term Bond Index Fund Admiral Class	4.6%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The Lipper Short-Intermediate Investment Grade Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Month:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/20 - 2/28/21	3/1/20 - 2/28/21	3/1/16 - 2/28/21*	3/1/11 - 2/28/21*	1/4/99 - 2/28/21*	2/14/06 - 2/28/21*
Class A
With Sales Charge	-5.83%	-5.29%	-1.63%	-0.23%	NA	0.07%
Without Sales Charge	-0.06%	0.44%	-0.46%	0.36%	NA	0.46%
Class C
With Sales Charge	-1.17%	-0.57%	-0.41%	0.27%	1.19%	NA
Without Sales Charge	-0.17%	0.43%	-0.41%	0.27%	1.19%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 3.25% and 3.82% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

As of March 7, 2018, the Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”). As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Manager generally invests the Portfolio’s assets in Underlying Funds that invest in municipal obligations. There are no maturity limitations on the securities held by the Underlying Funds. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio’s investment objective, the Manager has considerable leeway in deciding which Underlying Funds it buys, holds or sells on a day-to-day basis. The Underlying Fund’s adviser will invest primarily in municipal bonds rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, of comparable quality in the opinion of an Underlying Fund’s adviser. An Underlying Fund may invest without limit in municipal obligations such as private activity bonds that pay interest income subject to the “alternative minimum tax,” although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments.

PORTFOLIO ADVISOR COMMENTARY

As the Fed has lowered the federal funds (FF) rate, short-term rates have declined from recent highs and have stabilized around their near-term lows. Intermediate rates and long-term rates have been increasing from their recent lows. The 10-year T -Note yield is well-anchored above 1.5% and in March 2021 the 30-year T-Bond recently hit a cycle high of 2.45%, up from its cycle low of 0.99% in March 2020. Most of the interest rate yield curve has achieved near-term lows and is advancing across the spectrum. As the economy regains its footing and inflation remains low, yield spreads should be able to advance further; however, we do not expect that advance to find its upper range until the economy shows it is resolute.

The Federal Reserve has meaningfully loosened the language it is using around its inflation target, saying in the FOMC statement above and recent testimony they intend to allow inflation to “moderately exceed 2 percent for some time.” In addition, the Federal Reserve (Fed) will continue to increase its holdings of Treasury securities and of agency mortgage-backed securities. The Fed has rapidly increased most measures of the money supply, and interest rates under Fed purview have declined to historically low levels on an absolute and relative basis. We believe the Fed will remain accommodative until it firmly believes that progress has been made toward its mandate and beyond.

The Saratoga Municipal Bond Portfolio benefited from an overweight to shorter-term bonds versus intermediate and longer-term bonds during the period. The portfolio has been reallocated to overweight ultra-short-term bonds and short-term bonds versus intermediate and longer-term bonds.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MUNICIPAL BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
JPMorgan Ultra-Short Municipal Fund	78.3%
Vanguard Short-Term Tax-Exempt Fund	6.4%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed and it is not possible to invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class A and C)
2/28/21	0.01%

Total Aggregate Return for the Period Ended February 28, 2021
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/20 - 2/28/21	3/1/20 - 2/28/21	3/1/16 - 2/28/21*	3/1/11 - 2/28/21*	1/4/99 - 2/28/21*	2/14/06 - 2/28/21*
Class A
With Sales Charge	-5.66%	-5.65%	-0.95%	-0.47%	NA	0.07%
Without Sales Charge	0.01%	0.01%	0.21%	0.11%	NA	0.46%
Class C
With Sales Charge	0.01%	0.01%	0.10%	0.05%	0.98%	NA
Without Sales Charge	0.01%	0.01%	0.10%	0.05%	0.98%	NA

[1]	The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 1.76% and 2.36% for the A and C Classes, respectively.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENT REVIEW

AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Month:	One Year:	Inception:
	9/1/2020 -	3/1/2020 -	1/4/2018 -
	2/28/21	2/28/21	2/28/21*+
Class A
With Sales Charge	5.45%	14.71%	4.84%
Without Sales Charge	11.84%	21.68%	6.82%
Class C
With Sales Charge	10.31%	19.65%	6.41%
Without Sales Charge	11.31%	20.65%	6.41%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 2.97% and 3.72% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 44.25%-64.25% of the Portfolio’s assets to core equity investments; 8.75%-18.75% to sector equity investments; 2%-10% to fixed income investments; 5%-15% to money market investments and 11%-21% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of +4.3% during the fourth quarter of 2020, following a +33.4% AGR in the third quarter of 2020. It appears as though the economy is trying to find its sea legs after the violent economic disruption caused by COVID-19. As of March 2021, total unemployment has declined to 6.0% from 14.8% in April 2020. As we mentioned last quarter, employment in most service sectors has broadly lagged that on the production side of the economy, causing a subdued employment environment. A major contributor to the weak employment picture, the leisure and hospitality service (L&HS) sector shed half of its employees during the pandemic. L&HS is a wide-ranging service sector, and we view recent employment gains in the sector as crucial for a healthy economic recovery to continue. Services sector employment makes up of approximately 40% of total employment, and about 43% of the GDP. As more people are vaccinated, employment in the L&HS sector, and the Services sector at large, should continue to experience outsized gains. We believe this has the potential to solidify gains in other areas of the economy, including, importantly, consumer confidence data.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the six-month period ending February 2021, we believe monetary policy is neutral for the stock sector and negative for the bond sector, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is neutral for the stock sector and negative for the bond sector. During the period, the allocation portfolios benefited from an overweight to equities and an underweight to bonds, though a relatively large cash position hurt performance. Within equities, an overweight to domestic large cap equities versus small cap, mid cap and foreign equities detracted from relative performance.

At the end of the period, we made an allocation change within the allocation portfolios, overweighting large cap value versus large cap growth, increasing mid and small cap relative to overall equity exposure, and increasing shorter-term bonds relative to longer-term bonds and cash.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
AGGRESSIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Value Portfolio, Class I	16.6%
Saratoga Large Capitalization Growth Portfolio, Class I	13.2%
Vanguard Ultra-Short-Term Bond Fund, Admiral Class	12.5%
Saratoga Mid Capitalization Portfolio, Class I	10.9%
Eaton Vance Global Macro Absolute Return Fund, Class I	10.0%
Vanguard Small-Cap Index Fund, Admiral Class	9.3%
Vanguard Total International Stock Index Fund, Admiral Class	7.4%
Saratoga Technology & Communications Portfolio, Class I	3.7%
Saratoga Health & Biotechnology Portfolio, Class I	3.7%
Vanguard Financials Index Fund, Admiral Class	3.0%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 70%-85% Equity Category seeks to provide income and capital appreciation by investing in multiple asset classes. The Funds typically have 70%-85% equity exposure in domestic holdings.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Month:	One Year:	Inception:
	9/1/2020 -	3/1/2020 -	1/4/2018 -
	2/28/21	2/28/21	2/28/21*+
Class A
With Sales Charge	0.67%	7.38%	3.54%
Without Sales Charge	6.77%	13.89%	5.49%
Class C
With Sales Charge	5.28%	12.06%	5.10%
Without Sales Charge	6.28%	13.06%	5.10%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 2.28% and 3.03% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 40%-60% of the Portfolio’s assets to core equity investments; 8.5%-18.5% to fixed income investments, 17.5%-32.5% to money market investments and 6.5% -16.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are affecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of +4.3% during the fourth quarter of 2020, following a +33.4% AGR in the third quarter of 2020. It appears as though the economy is trying to find its sea legs after the violent economic disruption caused by COVID-19. As of March 2021, total unemployment has declined to 6.0% from 14.8% in April 2020. As we mentioned last quarter, employment in most service sectors has broadly lagged that on the production side of the economy, causing a subdued employment environment. A major contributor to the weak employment picture, the leisure and hospitality service (L&HS) sector shed half of its employees during the pandemic. L&HS is a wide-ranging service sector, and we view recent employment gains in the sector as crucial for a healthy economic recovery to continue. Services sector employment makes up of approximately 40% of total employment, and about 43% of the GDP. As more people are vaccinated, employment in the L&HS sector, and the Services sector at large, should continue to experience outsized gains. We believe this has the potential to solidify gains in other areas of the economy, including, importantly, consumer confidence data.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the six-month period ending February 2021, we believe monetary policy is neutral for the stock sector and negative for the bond sector, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is neutral for the stock sector and negative for the bond sector. During the period, the allocation portfolios benefited from an overweight to equities and an underweight to bonds, though a relatively large cash position hurt performance. Within equities, an overweight to domestic large cap equities versus small cap, mid cap and foreign equities detracted from relative performance.

At the end of the period, we made an allocation change within the allocation portfolios, overweighting large cap value versus large cap growth, increasing mid and small cap relative to overall equity exposure, and increasing shorter-term bonds relative to longer-term bonds and cash.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
CONSERVATIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Ultra-Short-Term Bond Fund, Admiral Class	32.4%
Saratoga Large Capitalization Value Portfolio, Class I	16.6%
Saratoga Large Capitalization Growth Portfolio, Class I	13.1%
Saratoga Mid Capitalization Portfolio, Class I	11.0%
Eaton Vance Global Macro Absolute Return Fund, Class I	8.0%
Vanguard Small-Cap Index Fund, Admiral Class	2.5%
Vanguard Total International Stock Index Fund, Admiral Class	1.7%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 30%-50% Equity Category invests in both stocks and bonds and maintains a relatively smaller position in stocks. The Funds typically have 30%-50% of assets in equities and 50%-70% of assets in fixed income and cash.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Month:	One Year:	Inception:
	9/1/2020 -	3/1/2020 -	1/4/2018 -
	2/28/21	2/28/21	2/28/21*+
Class A
With Sales Charge	3.29%	12.10%	5.04%
Without Sales Charge	9.58%	18.94%	7.03%
Class C
With Sales Charge	8.12%	17.02%	6.55%
Without Sales Charge	9.12%	18.02%	6.55%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 2.60% and 3.35% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 43%- 63% of the Portfolio’s assets to core equity investments; 3.75%-13.75% to sector equity investments; 4%-14% to fixed income investments; 10%-20% to money market investments and 9.25%-19.25% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of +4.3% during the fourth quarter of 2020, following a +33.4% AGR in the third quarter of 2020. It appears as though the economy is trying to find its sea legs after the violent economic disruption caused by COVID-19. As of March 2021, total unemployment has declined to 6.0% from 14.8% in April 2020. As we mentioned last quarter, employment in most service sectors has broadly lagged that on the production side of the economy, causing a subdued employment environment. A major contributor to the weak employment picture, the leisure and hospitality service (L&HS) sector shed half of its employees during the pandemic. L&HS is a wide-ranging service sector, and we view recent employment gains in the sector as crucial for a healthy economic recovery to continue. Services sector employment makes up of approximately 40% of total employment, and about 43% of the GDP. As more people are vaccinated, employment in the L&HS sector, and the Services sector at large, should continue to experience outsized gains. We believe this has the potential to solidify gains in other areas of the economy, including, importantly, consumer confidence data.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the six-month period ending February 2021, we believe monetary policy is neutral for the stock sector and negative for the bond sector, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is neutral for the stock sector and negative for the bond sector. During the period, the allocation portfolios benefited from an overweight to equities and an underweight to bonds, though a relatively large cash position hurt performance. Within equities, an overweight to domestic large cap equities versus small cap, mid cap and foreign equities detracted from relative performance.

At the end of the period, we made an allocation change within the allocation portfolios, overweighting large cap value versus large cap growth, increasing mid and small cap relative to overall equity exposure, and increasing shorter-term bonds relative to longer-term bonds and cash.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Ultra-Short-Term Bond Fund, Admiral Class	23.5%
Saratoga Large Capitalization Value Portfolio, Class I	18.1%
Saratoga Large Capitalization Growth Portfolio, Class I	14.3%
Saratoga Mid Capitalization Portfolio, Class I	11.9%
Eaton Vance Global Macro Absolute Return Fund, Class I	8.0%
Vanguard Small-Cap Index Fund, Admiral Class	4.5%
Vanguard Total International Stock Index Fund, Admiral Class	3.0%
Saratoga Technology & Communications Portfolio, Class I	2.4%
Saratoga Health & Biotechnology Portfolio, Class I	2.1%
Vanguard Financials Index Fund, Admiral Class	1.7%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity Category invests in stocks and bonds and maintains a relatively higher position in stocks. The Funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATELY AGGRESSIVE BALANCED ALLOCATION
PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Month:	One Year:	Inception:
	9/1/20 - 2/28/21	3/1/20 - 2/28/21	1/4/18 - 2/28/21*+
Class A
With Sales Charge	4.37%	12.80%	4.51%
Without Sales Charge	10.75%	19.68%	6.48%
Class C
With Sales Charge	9.33%	17.78%	6.04%
Without Sales Charge	10.33%	18.78%	6.04%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 3.09% and 3.77% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 45%-65% of the Portfolio’s assets to core equity investments; 5.5%-15.5% to sector equity investments; 2.5%-12.5% to fixed income investments; 7%-17% to money market investments and 10%-20% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of +4.3% during the fourth quarter of 2020, following a +33.4% AGR in the third quarter of 2020. It appears as though the economy is trying to find its sea legs after the violent economic disruption caused by COVID-19. As of March 2021, total unemployment has declined to 6.0% from 14.8% in April 2020. As we mentioned last quarter, employment in most service sectors has broadly lagged that on the production side of the economy, causing a subdued employment environment. A major contributor to the weak employment picture, the leisure and hospitality service (L&HS) sector shed half of its employees during the pandemic. L&HS is a wide-ranging service sector, and we view recent employment gains in the sector as crucial for a healthy economic recovery to continue. Services sector employment makes up of approximately 40% of total employment, and about 43% of the GDP. As more people are vaccinated, employment in the L&HS sector, and the Services sector at large, should continue to experience outsized gains. We believe this has the potential to solidify gains in other areas of the economy, including, importantly, consumer confidence data.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the six-month period ending February 2021, we believe monetary policy is neutral for the stock sector and negative for the bond sector, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is neutral for the stock sector and negative for the bond sector. During the period, the allocation portfolios benefited from an overweight to equities and an underweight to bonds, though a relatively large cash position hurt performance. Within equities, an overweight to domestic large cap equities versus small cap, mid cap and foreign equities detracted from relative performance.

At the end of the period, we made an allocation change within the allocation portfolios, overweighting large cap value versus large cap growth, increasing mid and small cap relative to overall equity exposure, and increasing shorter-term bonds relative to longer-term bonds and cash.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Ultra-Short-Term Bond Fund, Admiral Class	20.1%
Saratoga Large Capitalization Value Portfolio, Class I	17.3%
Saratoga Large Capitalization Growth Portfolio, Class I	13.6%
Saratoga Mid Capitalization Portfolio, Class I	12.5%
Eaton Vance Global Macro Absolute Return Fund, Class I	8.0%
Vanguard Small-Cap Index Fund, Admiral Class	7.0%
Vanguard Total International Stock Index Fund, Admiral Class	4.8%
Saratoga Technology & Communications Portfolio, Class I	2.7%
Saratoga Health & Biotechnology Portfolio, Class I	2.6%
Saratoga Energy & Basic Materials Portfolio, Class I	2.1%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity Category invests in stocks and bonds and maintains a relatively higher position in stocks. The Funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Month:	One Year:	Inception:
	9/1/20 - 2/28/21	3/1/20 - 2/28/21	1/10/18 - 2/28/21*+
Class A
With Sales Charge	2.98%	11.06%	4.22%
Without Sales Charge	9.24%	17.89%	6.21%
Class C
With Sales Charge	7.61%	15.66%	5.62%
Without Sales Charge	8.61%	16.66%	5.62%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 10, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, are 2.64% and 3.39% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 48%-68% of the Portfolio’s assets to core equity investments; 5.5%-15.5% to fixed income investments, 11%-21% to money market investments and 10.5%- 20.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of +4.3% during the fourth quarter of 2020, following a +33.4% AGR in the third quarter of 2020. It appears as though the economy is trying to find its sea legs after the violent economic disruption caused by COVID-19. As of March 2021, total unemployment has declined to 6.0% from 14.8% in April 2020. As we mentioned last quarter, employment in most service sectors has broadly lagged that on the production side of the economy, causing a subdued employment environment. A major contributor to the weak employment picture, the leisure and hospitality service (L&HS) sector shed half of its employees during the pandemic. L&HS is a wide-ranging service sector, and we view recent employment gains in the sector as crucial for a healthy economic recovery to continue. Services sector employment makes up of approximately 40% of total employment, and about 43% of the GDP. As more people are vaccinated, employment in the L&HS sector, and the Services sector at large, should continue to experience outsized gains. We believe this has the potential to solidify gains in other areas of the economy, including, importantly, consumer confidence data.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the six-month period ending February 2021, we believe monetary policy is neutral for the stock sector and negative for the bond sector, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is neutral for the stock sector and negative for the bond sector. During the period, the allocation portfolios benefited from an overweight to equities and an underweight to bonds, though a relatively large cash position hurt performance. Within equities, an overweight to domestic large cap equities versus small cap, mid cap and foreign equities detracted from relative performance.

At the end of the period, we made an allocation change within the allocation portfolios, overweighting large cap value versus large cap growth, increasing mid and small cap relative to overall equity exposure, and increasing shorter-term bonds relative to longer-term bonds and cash.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Ultra-Short-Term Bond Fund, Admiral Class	32.5%
Saratoga Large Capitalization Value Portfolio, Class I	18.5%
Saratoga Large Capitalization Growth Portfolio, Class I	14.7%
Saratoga Mid Capitalization Portfolio, Class I	12.8%
Eaton Vance Global Macro Absolute Return Fund, Class I	9.0%
Vanguard Small-Cap Index Fund, Admiral Class	7.4%
Vanguard Total International Stock Index Fund, Admiral Class	4.9%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity Category invests in stocks and bonds and maintains a relatively higher position in stocks. The funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	COMMON STOCK - 78.7%
	AEROSPACE & DEFENSE - 2.3%
5,573	Raytheon Technologies Corporation	$401,200

	ASSET MANAGEMENT - 3.4%
9,579	Charles Schwab Corporation (The)	591,216

	BANKING - 4.5%
10,834	East West Bancorp, Inc.	781,782

	BEVERAGES - 2.5%
9,612	Molson Coors Beverage Company +	427,253

	BIOTECH & PHARMA - 6.5%
17,941	Bausch Health Companies, Inc. *	563,706
13,723	Perrigo Company PLC +	553,860
		1,117,566
	CABLE & SATELLITE - 4.4%
5,036	Liberty Broadband Corporation *	752,932

	CHEMICALS - 7.5%
1,911	Air Products and Chemicals, Inc.	488,490
29,510	Axalta Coating Systems Ltd. *	806,803
		1,295,293
	CONTAINERS & PACKAGING - 4.6%
8,331	Crown Holdings, Inc. *	796,110

	ELECTRIC UTILITIES - 4.8%
22,598	NRG Energy, Inc.	825,053

	HEALTH CARE FACILITIES & SERVICES - 4.8%
8,116	AmerisourceBergen Corporation	821,502

	HOME CONSTRUCTION - 4.3%
4,218	Mohawk Industries, Inc. *	738,108

	INSURANCE - 3.9%
7,086	Globe Life, Inc.	661,832

	INTERNET MEDIA & SERVICES - 6.8%
382	Alphabet, Inc. *	772,370
1,522	Facebook, Inc. *	392,098
		1,164,468
	LEISURE PRODUCTS - 3.1%
6,003	Brunswick Corporation	530,485

	PUBLISHING & BROADCASTING - 2.4%
9,571	Liberty Media Corp-Liberty Formula One *+	420,167

	RETAIL - CONSUMER STAPLES - 3.7%
3,432	Target Corporation	629,566

	SEMICONDUCTORS - 4.7%
4,620	Qorvo, Inc. *	807,253

	WHOLESALE - DISCRETIONARY - 4.5%
19,485	LKQ Corporation *	767,514

	TOTAL COMMON STOCK (Cost - $11,234,227)	13,529,300

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	DEPOSITARY RECEIPTS - 7.9%
	E-COMMERCE DISCRETIONARY - 3.4%
2,420	Alibaba Group Holding Ltd. *	$575,379

	TECHNOLOGY HARDWARE - 4.5%
7,323	Sony Corporation	774,847
	TOTAL DEPOSITARY RECEIPTS (Cost - $1,110,935)	1,350,226

	REIT - 6.6%
10,657	Duke Realty Corporation	418,287
25,484	Equity Commonwealth	718,904
	TOTAL REITS (Cost - $1,158,517)	1,137,191

	SHORT-TERM INVESTMENTS - 3.9%
670,251	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^	670,251
	(Cost - $670,251)

	TOTAL INVESTMENTS - 97.1% (Cost - $14,173,930)	$16,686,968

	OTHER ASSETS LESS LIABILITIES - 2.9%	502,759

	NET ASSETS - 100.0%	$17,189,727

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

PLC - Public Liability Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	COMMON STOCK - 103.9%
	ADVERTISING & MARKETING - 1.2%
420	Trade Desk, Inc. (The) *	$338,264

	APPAREL & TEXTILE PRODUCTS - 0.3%
700	NIKE, Inc.	94,346

	ASSET MANAGEMENT - 1.3%
2,200	T Rowe Price Group, Inc.	356,708

	AUTOMOTIVE - 2.6%
1,090	Tesla, Inc. *	736,295

	BIOTECH & PHARMA - 4.4%
4,090	Eli Lilly and Company	838,000
5,620	Merck & Company, Inc.	408,124
		1,246,124
	CABLE & SATELLITE- 2.3%
1,060	Charter Communications, Inc. *	650,225

	E-COMMERCE DISCRETIONARY - 6.0%
545	Amazon.com, Inc. *	1,685,647

	ELECTRICAL EQUIPMENT - 5.1%
3,980	Cognex Corporation	328,708
2,040	Generac Holdings, Inc. *	672,302
1,770	Rockwell Automation, Inc.	430,606
		1,431,616
	HEALTH CARE FACILITIES & SERVICES - 3.7%
2,400	Laboratory Corp of America Holdings *	575,784
1,360	UnitedHealth Group, Inc.	451,819
		1,027,603
	HOUSEHOLD PRODUCTS- 2.6%
5,780	Procter & Gamble Company (The)	714,003

	INTERNET MEDIA & SERVICES - 9.1%
350	Alphabet, Inc.- Class A*	707,669
350	Alphabet, Inc.- Class C*	712,901
3,743	Facebook, Inc. *	964,272
280	Netflix, Inc. *	150,878
		2,535,720
	LEISURE PRODUCTS - 2.1%
5,030	Polaris, Inc.	592,333

	MEDICAL EQUIPMENT & DEVICES - 7.3%
5,510	Abbott Laboratories	659,988
6,600	Avantor, Inc. *	183,942
8,640	Hologic, Inc. *	622,858
1,250	Thermo Fisher Scientific, Inc.	562,600
		2,029,388
	RETAIL - CONSUMER STAPLES - 0.8%
710	Costco Wholesale Corporation	235,010

	RETAIL - DISCRETIONARY- 7.4%
3,950	Best Buy Company, Inc.	396,383
2,350	Home Depot, Inc. (The)	607,099
2,890	Lowe’s Companies, Inc.	461,678
4,600	Williams-Sonoma, Inc. +	603,934
		2,069,094

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	COMMON STOCK - 103.9% (Continued)
	SEMICONDUCTORS - 5.9%
1,360	Applied Materials, Inc.	$160,738
880	Broadcom, Inc.	413,486
660	NVIDIA Corporation	362,063
2,490	QUALCOMM, Inc.	339,113
2,100	Texas Instruments, Inc.	361,767
		1,637,167
	SOFTWARE - 19.9%
1,570	Adobe, Inc. *	721,682
3,440	Cadence Design Systems, Inc. *	485,350
2,230	Crowdstrike Holdings, Inc. *+	481,680
27,590	Dropbox, Inc. *	622,017
3,880	Fortinet, Inc. *	655,138
9,203	Microsoft Corporation	2,138,593
23,300	NortonLifeLock, Inc.	454,583
		5,559,043
	TECHNOLOGY HARDWARE - 10.0%
21,480	Apple, Inc.	2,604,665
4,400	Jabil, Inc.	189,948
		2,794,613
	TECHNOLOGY SERVICES - 11.4%
2,670	CDW Corporation/DE	418,896
700	EPAM Systems, Inc. *	261,527
360	Fair Isaac Corporation *	164,718
1,430	Gartner, Inc. *	256,027
1,010	Mastercard, Inc.	357,388
4,350	PayPal Holdings, Inc. *	1,130,347
890	S&P Global, Inc.	293,130
1,450	Visa, Inc. +	307,965
		3,189,998
	TRANSPORTATION & LOGISTICS - 0.5%
900	United Parcel Service, Inc.	142,047

	TOTAL COMMON STOCK (Cost - $20,642,398)	29,065,244

	REIT - 1.3%
1,070	American Tower Corporation	231,259
550	Public Storage	128,667
	TOTAL REIT (Cost - $250,469)	359,926

	SHORT-TERM INVESTMENTS - 1.4%
390,783	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^	390,783
	(Cost - $390,783)

	TOTAL INVESTMENTS - 106.6% (Cost - $21,283,650)	$29,815,953

	LIABILITIES LESS OTHER ASSETS - (6.6)%	(1,844,393)

	NET ASSETS - 100.0%	$27,971,560

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	COMMON STOCK - 95.5%
	ASSET MANAGEMENT - 4.9%
2,135	Ares Management Corporation	$110,977
9,485	Brightsphere Investment Group, Inc.	171,679
2,410	Raymond James Financial, Inc.	281,343
		563,999
	BANKING - 5.5%
4,185	Bank of NT Butterfield & Son Ltd. (The)	152,711
5,700	PacWest Bancorp	206,568
6,060	TCF Financial Corporation	271,609
		630,888
	BEVERAGES - 1.4%
755	Constellation Brands, Inc.	161,676

	CHEMICALS - 6.6%
825	Avery Dennison Corporation	144,548
6,925	Axalta Coating Systems Ltd. *	189,330
2,140	FMC Corporation	217,617
1,990	LyondellBasell Industries N.V.	205,149
		756,644
	COMMERCIAL SUPPORT SERVICES - 3.0%
5,955	Aramark	221,050
2,850	Terminix Global Holdings, Inc. *	128,279
		349,329
	CONSUMER SERVICES - 2.6%
2,080	Grand Canyon Education, Inc. *	217,755
6,140	Laureate Education, Inc. *	84,425
		302,180
	CONTAINERS & PACKAGING - 1.9%
2,325	Crown Holdings, Inc. *	222,177

	E-COMMERCE DISCRETIONARY - 2.0%
9,420	Leslie’s, Inc. *	228,718

	ELECTRIC UTILITIES - 4.5%
1,680	Alliant Energy Corporation	77,549
930	Ameren Corporation	65,351
760	CMS Energy Corporation	41,124
2,595	Evergy, Inc.	139,170
11,370	Vistra Corporation	196,133
		519,327
	ELECTRICAL EQUIPMENT - 11.2%
785	Allegion plc	85,392
1,720	AMETEK, Inc.	202,908
1,485	Hubbell, Inc.	263,602
1,045	Keysight Technologies, Inc. *	147,888
11,755	nVent Electric PLC	308,686
4,530	Otis Worldwide Corporation	288,606
		1,297,082
	ENGINEERING & CONSTRUCTION - 2.1%
8,730	WillScot Mobile Mini Holdings Corporation *	242,083

	HEALTH CARE FACILITIES & SERVICES - 2.4%
1,270	Centene Corporation *	74,346
1,050	IQVIA Holdings, Inc. *	202,430
		276,776
	INDUSTRIAL INTERMEDIATE PRODUCTION - 2.7%
3,980	Timken Company (The)	311,833

	INSTITUTIONAL FINANCIAL SERVICES - 1.0%
825	Nasdaq, Inc.	114,089

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	COMMON STOCK - 95.5% (Continued)
	INSURANCE - 5.7%
1,215	Allstate Corporation (The)	$129,519
795	Arthur J Gallagher & Company	95,241
5,320	Athene Holding Ltd. *	242,539
1,600	Reinsurance Group of America, Inc.	195,568
		662,867
	MACHINERY - 5.4%
3,705	Crane Company	310,701
2,895	Oshkosh Corporation +	306,870
		617,571
	MEDICAL EQUIPMENT & DEVICES - 5.4%
665	Agilent Technologies, Inc.	81,177
11,730	Avantor, Inc. *	326,915
365	Cooper Companies, Inc. (The)	140,937
960	Hologic, Inc. *	69,206
		618,235
	METALS & MINING - 2.2%
18,815	Constellium S.E. *	249,111

	OIL & GAS PRODUCERS - 4.3%
3,325	Diamondback Energy, Inc.	230,356
1,820	Pioneer Natural Resources Company	270,397
		500,753
	PUBLISHING & BROADCASTING - 2.5%
2,125	Nexstar Media Group, Inc.	292,294

	RETAIL - CONSUMER STAPLES - 0.5%
325	Dollar General Corporation	61,422

	SEMICONDUCTORS - 2.7%
680	Analog Devices, Inc.	105,958
625	CMC Materials, Inc.	106,563
990	Entegris, Inc.	104,158
		316,679
	SOFTWARE - 1.4%
75	Check Point Software Technologies Ltd. *	8,268
125	RingCentral, Inc. *	47,270
6,755	SolarWinds Corporation *+	109,363
		164,901
	SPECIALTY FINANCE - 2.4%
2,055	First American Financial Corporation	107,970
4,455	Synchrony Financial	172,319
		280,289
	TECHNOLOGY HARDWARE - 2.7%
1,755	Motorola Solutions, Inc.	307,967

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	COMMON STOCK - 95.5% (Continued)
	TECHNOLOGY SERVICES - 5.1%
1,005	CACI International, Inc. *	$222,447
360	CDW Corporation/DE	56,480
655	Global Payments, Inc.	129,683
2,150	MAXIMUS, Inc.	174,752
		583,362
	WHOLESALE - CONSUMER STAPLES - 2.1%
4,385	Performance Food Group Company *	237,842

	WHOLESALE - DISCRETIONARY - 1.3%
2,580	IAA, Inc. *	151,265

	TOTAL COMMON STOCK (Cost - $7,913,516)	11,021,359

	REIT - 0.7%
7,720	New Residential Investment Corporation (Cost - $73,715)	79,362

	SHORT-TERM INVESTMENTS - 1.1%
124,906	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^	124,906
	(Cost - $124,906)

	TOTAL INVESTMENTS - 97.3% (Cost - $8,112,137)	$11,225,627

	OTHER ASSETS LESS LIABILITIES - 2.7%	306,610

	NET ASSETS - 100.0%	$11,532,237

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

PLC - Public Limited Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	COMMON STOCK - 95.6%
	ADVERTISING & MARKETING - 0.9%
1,275	Magnite, Inc. *+	$62,309

	ASSET MANAGEMENT - 2.1%
565	Virtus Investment Partners, Inc.	141,759

	AUTOMOTIVE - 0.6%
3,753	American Axle & Manufacturing Holdings, Inc. *	36,667

	BANKING - 13.1%
946	1st Source Corporation	41,974
977	Allegiance Bancshares, Inc.	36,784
2,005	BancorpSouth Bank	60,270
946	Banner Corporation	48,984
771	City Holding Company	57,987
884	Columbia Banking System, Inc.	39,152
535	Community Bank System, Inc.	38,087
493	Dime Community Bancshares, Inc.	14,499
1,152	First Bancorp	46,391
2,159	First of Long Island Corporation (The)	40,114
1,326	Flagstar Bancorp, Inc.	57,535
4,164	Fulton Financial Corporation	64,334
2,478	Great Western Bancorp, Inc.	66,485
1,388	Hilltop Holdings, Inc.	45,860
1,182	Preferred Bank	68,497
1,121	ServisFirst Bancshares, Inc. +	55,557
2,930	United Community Banks, Inc.	96,866
		879,376
	BIOTECH & PHARMA - 2.5%
648	FibroGen, Inc. *+	32,419
3,013	Five Prime Therapeutics, Inc. *+	66,979
1,419	Halozyme Therapeutics, Inc. *+	64,210
		163,608
	COMMERCIAL SUPPORT SERVICES - 1.8%
1,594	Brink’s Company (The)	122,467

	CONSTRUCTION MATERIALS - 1.1%
648	Advanced Drainage Systems, Inc.	71,293

	CONSUMER SERVICES - 1.5%
1,059	Chegg, Inc. *	102,225

	ELECTRICAL EQUIPMENT- 0.5%
92	Generac Holdings, Inc. *	30,320

	ENGINEERING & CONSTRUCTION - 7.0%
1,121	Construction Partners, Inc. *	32,442
596	EMCOR Group, Inc.	58,033
802	Installed Building Products, Inc. *	87,707
1,008	MasTec, Inc. *+	87,444
596	TopBuild Corporation *+	113,484
3,188	WillScot Mobile Mini Holdings Corporation *	88,403
		467,513
	FOOD - 2.2%
1,038	B&G Foods, Inc. +	31,483
1,861	Darling Ingredients, Inc. *	117,317
		148,800
	FORESTRY, PAPER & WOOD PRODUCTS - 2.9%
1,563	Boise Cascade Company	78,056
946	Louisiana-Pacific Corporation	45,039
1,244	Neenah, Inc.	68,818
		191,913

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	COMMON STOCK - 95.6% (Continued)
	GAS & WATER UTILITIES- 0.7%
709	ONE Gas, Inc.	$47,482

	HEALTH CARE FACILITIES & SERVICES - 4.9%
1,511	AdaptHealth Corporation *	46,493
504	Addus HomeCare Corporation *	54,215
350	Amedisys, Inc. *	88,774
504	Molina Healthcare, Inc. *	109,247
144	Teladoc Health, Inc. *+	31,837
		330,566
	HOME CONSTRUCTION - 3.4%
473	American Woodmark Corporation *	44,183
1,953	Forestar Group, Inc. *	41,579
709	KB Home	28,629
1,121	MDC Holdings, Inc.	63,415
1,861	Taylor Morrison Home Corporation *	51,196
		229,002
	INDUSTRIAL INTERMEDIATE PRODUCTION - 1.8%
823	EnPro Industries, Inc.	66,120
1,388	Mueller Industries, Inc.	56,408
		122,528
	INDUSTRIAL SUPPORT SERVICES - 3.3%
1,275	Herc Holdings, Inc. *	111,894
1,357	WESCO International, Inc. *	108,940
		220,834
	INSTITUTIONAL FINANCIAL SERVICES - 1.6%
2,128	Moelis & Company	109,890

	LEISURE PRODUCTS - 7.0%
2,745	Acushnet Holdings Corporation	115,894
1,594	Callaway Golf Company	44,552
709	Fox Factory Holding Corporation *	90,149
442	LCI Industries	62,295
679	Winnebago Industries, Inc.	47,258
1,594	YETI Holdings, Inc. *+	109,619
		469,767
	MACHINERY - 0.9%
884	Astec Industries, Inc.	60,041

	MEDICAL EQUIPMENT & DEVICES - 4.8%
2,396	AngioDynamics, Inc. *	50,196
504	Cantel Medical Corporation *	37,437
1,799	CareDx, Inc. *	142,265
329	Quidel Corporation *+	54,042
175	Repligen Corporation *	37,168
		321,108
	OIL & GAS PRODUCERS - 0.6%
298	Murphy USA, Inc.	37,146

	PUBLISHING & BROADCASTING - 1.8%
2,067	Scholastic Corporation	59,530
3,403	TEGNA, Inc.	62,037
		121,567
	REAL ESTATE OWNERS & DEVELOPERS - 0.6%
473	McGrath RentCorporation	36,733

	RENEWABLE ENERGY - 0.6%
2,365	FuelCell Energy, Inc. *+	40,063

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	COMMON STOCK - 95.6% (Continued)
	RETAIL - DISCRETIONARY - 5.7%
365	Aaron’s Company, Inc. (The) *	$8,015
1,563	Boot Barn Holdings, Inc. *	94,437
2,397	Builders FirstSource, Inc. *	103,706
5,614	Michaels Companies, Inc. (The) *+	84,210
1,121	Sonic Automotive, Inc.	51,689
2,457	Sportsman’s Warehouse Holdings, Inc. *	41,622
		383,679
	SEMICONDUCTORS - 4.0%
1,769	Alpha & Omega Semiconductor Ltd. *	62,251
596	Brooks Automation, Inc.	49,563
381	Diodes, Inc. *	29,916
771	II-VI, Inc. *+	64,995
977	MACOM Technology Solutions Holdings, Inc. *	62,870
		269,595
	SOFTWARE - 7.9%
1,038	Five9, Inc. *	192,279
473	Qualys, Inc. *+	45,957
1,511	Sailpoint Technologies Holdings, Inc. *+	85,190
2,571	Sapiens International Corp N.V.	80,678
1,213	SPS Commerce, Inc. *	122,186
		526,290
	SPECIALTY FINANCE - 5.1%
946	GATX Corporation	90,277
3,074	MGIC Investment Corporation	37,441
3,013	Mr Cooper Group, Inc. *	94,759
2,005	PennyMac Financial Services, Inc.	118,716
31	PROG Holdings, Inc.	1,550
		342,743
	TECHNOLOGY HARDWARE - 1.4%
1,984	ADTRAN, Inc.	33,411
884	Cubic Corporation	61,394
		94,805
	TECHNOLOGY SERVICES - 1.3%
175	CACI International, Inc. *	38,735
565	Science Applications International Corporation +	48,664
		87,399
	WHOLESALE - CONSUMER STAPLES - 2.0%
2,396	Performance Food Group Company *	129,959

	TOTAL COMMON STOCK (Cost - $4,202,119)	6,399,447

	REIT - 3.2%
2,745	Ellington Financial, Inc.	43,152
381	Innovative Industrial Properties, Inc. +	74,295
2,303	Ready Capital Corporation +	30,215
4,051	Urstadt Biddle Properties, Inc.	65,302
	TOTAL REIT (Cost - $145,072)	212,964

	SHORT-TERM INVESTMENTS - 3.6%
243,538	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^	243,538
	(Cost - $243,538)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Principal
	COLLATERAL FOR SECURITIES LOANED - 1.3%
	REPURCHASE AGREEMENTS - 1.3%
$88,854	BofA Securities, Inc., dated 02/26/2021, due 03/01/21, 0.01%, total to be received $88,854	$88,854
	(Collateralized by a US Treasury Note, due 11/15/2026, 2.000%, totaling $90,631)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $88,854)

	TOTAL INVESTMENTS - 103.7% (Cost - $4,679,583)	$6,944,803

	LIABILITIES LESS OTHER ASSETS - (3.7)%	(246,221)

	NET ASSETS - 100.0%	$6,698,582

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	COMMON STOCK - 96.8%
	ASSET MANAGEMENT - 2.2%
6,320	UBS Group A.G.	$98,801

	AUTOMOTIVE - 5.3%
1,270	Kia Motors Corporation	89,545
6,680	Tata Motors Ltd. - ADR *	146,893
		236,438
	BANKING - 13.8%
13,000	Banco Santander Brasil S.A. - ADR +	86,840
46,920	Barclays plc	105,081
16,000	Chiba Bank Ltd. (The)	102,524
17,200	China Merchants Bank Company Ltd.	131,887
900	Macquarie Group Ltd.	99,125
6,290	Sberbank of Russia PJSC - ADR	91,205
		616,662
	BEVERAGES - 4.4%
610	Carlsberg A/S	96,365
50,000	Tingyi Cayman Islands Holding Corporation	100,275
		196,640
	BIOTECHNOLOGY & PHARMACEUTICALS - 5.8%
1,430	Dr Reddy’s Laboratories Ltd. - ADR	85,757
570	Merck KGaA	93,221
240	Roche Holding A.G.	79,112
		258,090
	CHEMICALS - 2.6%
610	Kumho Petrochemical Company Ltd.	114,292

	COMMERCIAL SUPPORT SERVICES - 2.1%
1,070	Eurofins Scientific S.E. *	95,551

	CONSTRUCTION MATERIALS - 4.4%
14,500	Anhui Conch Cement Company Ltd.	93,170
1,900	Cie de Saint-Gobain *	102,789
		195,959
	E-COMMERCE DISCRETIONARY - 2.2%
1,050	JD.Com, Inc. - ADR *	98,564

	ELECTRIC UTILITIES - 2.0%
9,360	Enel SpA	88,785

	ENGINEERING & CONSTRUCTION - 1.5%
4,150	CIMIC Group Ltd. *+	68,639

	ENTERTAINMENT CONTENT - 2.1%
2,900	Nexon Company Ltd.	91,359

	FOOD - 1.7%
3,800	Ajinomoto Company, Inc.	75,755

	INSURANCE - 6.2%
1,540	Ageas S.A./NV	86,838
373	Allianz S.E.	90,568
5,040	Manulife Financial Corporation	100,397
		277,803
	MACHINERY - 4.8%
7,790	Husqvarna A.B.	95,768
76,400	Zoomlion Heavy Industry Science and Technology Company Ltd.	116,369
		212,137
	MEDICAL EQUIPMENT & DEVICES - 2.1%
4,400	Olympus Corporation	92,754

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	COMMON STOCK - 96.8% (Continued)
	METALS & MINING - 5.3%
3,110	Anglo American plc	$121,096
3,000	BHP Group Ltd.	114,102
		235,198
	OIL & GAS PRODUCERS - 2.9%
5,280	BP plc - ADR	128,885

	RETAIL CONSUMER STAPLES - 2.0%
30,610	Wal-Mart de Mexico S.A.B. de C.V.	87,158

	RETAIL DISCRETIONARY - 4.3%
4,560	Hennes & Mauritz A.B. *	107,820
22,330	Kingfisher plc *	83,056
		190,876
	SEMICONDUCTORS - 2.1%
23,000	Vanguard International Semiconductor Corporation	95,790

	TECHNOLOGY HARDWARE - 12.1%
10,000	Asustek Computer, Inc.	109,146
111,000	Lenovo Group Ltd.	140,292
100	Nintendo Company Ltd.	61,189
1,200	Sony Corporation	126,787
8,100	Telefonaktiebolaget LM Ericsson	101,745
		539,159
	TRANSPORTATION EQUIPMENT - 2.8%
42,000	Weichai Power Company Ltd.	123,611

	WHOLESALE - DISCRETIONARY - 2.1%
2,200	Toyota Tsusho Corporation	92,847

	TOTAL COMMON STOCK (Cost - $3,327,496)	4,311,753

	TOTAL INVESTMENTS - 96.8% (Cost - $3,327,496)	$4,311,753

	OTHER ASSETS LESS LIABILITIES - 3.2%	143,870

	NET ASSETS - 100.0%	$4,455,623

*	Non-income producing security.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

+	All or a portion of the security is on loan.

ADR - American Depositary Receipt

Ltd. - Limited Company

plc - Public Limited Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Country	Percent of Net Assets
Japan	14.4%
China	10.4%
United Kingdom	9.8%
Sweden	6.9%
Australia	6.3%
India	5.2%
Taiwan	4.6%
South Korea	4.6%
Cayman Islands	4.5%
Germany	4.1%
Switzerland	4.0%
Hong Kong	3.2%
France	2.3%
Canada	2.2%
Denmark	2.2%
Luxembourg	2.1%
Russia	2.1%
Italy	2.0%
Mexico	2.0%
Brazil	2.0%
Belgium	1.9%
Other Assets Less Liabilities	3.2%
Net Assets	100.0%

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	COMMON STOCK - 97.7%
	BIOTECHNOLOGY & PHARMACEUTICALS - 45.1%
2,965	AbbVie, Inc.	$319,449
2,780	Alexion Pharmaceuticals, Inc. *	424,645
2,685	Amgen, Inc.	603,910
1,805	Biogen, Inc. *	492,548
14,929	Exelixis, Inc. *	323,362
6,420	Gilead Sciences, Inc.	394,188
15,045	GlaxoSmithKline plc - ADR +	505,663
1,555	Jazz Pharmaceuticals plc *	261,302
1,455	Johnson & Johnson	230,559
4,935	Merck & Company, Inc.	358,380
5,795	Novartis A.G. - ADR	497,848
720	Regeneron Pharmaceuticals, Inc. *	324,410
3,615	United Therapeutics Corporation *	604,356
1,070	Vertex Pharmaceuticals, Inc. *	227,429
		5,568,049
	HEALTH CARE FACILITIES & SERVICES - 28.8%
3,000	AmerisourceBergen Corporation	303,660
1,740	Anthem, Inc.	527,551
6,336	Cardinal Health, Inc.	326,431
2,235	Charles River Laboratories International, Inc. *	639,523
630	Humana, Inc.	239,180
4,166	McKesson Corporation	706,220
2,910	Quest Diagnostics, Inc.	336,367
1,450	UnitedHealth Group, Inc.	481,719
		3,560,651
	MEDICAL EQUIPMENT & DEVICES - 23.8%
7,089	Alcon, Inc. *	484,888
1,327	Illumina, Inc. *	583,097
43	Intuitive Surgical, Inc. *	316,824
5,025	Medtronic plc	587,774
2,155	Stryker Corporation	522,997
2,740	Zimmer Biomet Holdings, Inc.	446,784
		2,942,364

	TOTAL COMMON STOCK (Cost - $9,481,888)	12,071,064

	SHORT-TERM INVESTMENTS - 0.9%
108,847	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^	108,847
	(Cost - $108,847)

	TOTAL INVESTMENTS - 98.6% (Cost - $9,590,735)	$12,179,911

	OTHER ASSETS AND LIABILITIES - 1.4%	168,241

	NET ASSETS - 100.0%	$12,348,152

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

ADR - American Depository Receipt

plc - Public Limited Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	COMMON STOCK - 99.5%
	E-COMMERCE DISCRETIONARY - 12.4%
1,713	Amazon.com, Inc. *	$5,298,189
38,100	eBay, Inc.	2,149,602
		7,447,791
	INTERNET MEDIA & SERVICES - 17.5%
1,489	Alphabet, Inc. - Cl. A *	3,010,624
2,001	Alphabet, Inc. - Cl. C *	4,075,757
13,404	Facebook, Inc. *	3,453,138
		10,539,519
	LEISURE FACILITIES & SERVICES - 2.9%
28,230	DraftKings, Inc. *	1,736,992

	REIT - 1.5%
6,915	Digital Realty Trust, Inc.	931,658

	SEMICONDUCTORS - 20.1%
39,600	Intel Corporation	2,406,888
9,895	KLA Corporation	3,079,621
21,220	QUALCOMM, Inc.	2,889,952
9,300	Skyworks Solutions, Inc.	1,653,726
16,035	Xilinx, Inc.	2,089,360
		12,119,547
	SOFTWARE - 20.3%
14,190	Akamai Technologies, Inc. *	1,340,955
6,000	Citrix Systems, Inc.	801,480
11,880	Microsoft Corporation	2,760,674
36,849	Oracle Corporation	2,377,129
7,120	salesforce.com, Inc. *	1,541,480
8,285	Synopsys, Inc. *	2,031,565
9,700	VMware, Inc. *	1,340,637
		12,193,920
	TECHNOLOGY HARDWARE - 8.6%
27,289	Apple, Inc.	3,309,064
41,505	Cisco Systems, Inc.	1,862,329
		5,171,393
	TECHNOLOGY SERVICES - 16.2%
17,805	Amdocs Ltd.	1,349,797
8,412	Global Payments, Inc.	1,665,492
7,795	Jack Henry & Associates, Inc.	1,157,090
4,139	Mastercard, Inc.	1,464,585
8,010	PayPal Holdings, Inc. *	2,081,399
9,502	Visa, Inc.	2,018,130
		9,736,493

	TOTAL COMMON STOCK (Cost - $19,491,551)	59,877,313

	SHORT-TERM INVESTMENTS - 0.9%
545,329	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^	545,329
	(Cost - $545,329)
Principal
	COLLATERAL FOR SECURITIES LOANED - 1.4%
	REPURCHASE AGREEMENTS - 1.4%
$871,363	Credit Suisse AG, dated 2/26/21, due 3/1/21, 0.030%, total to be received $871,365	871,363
	(Collateralized by various U.S. Treasury Obligations, 03/01/23-04/01/53, 0.000%-7.000%, totaling $887,067)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $871,363)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	TOTAL INVESTMENTS - 101.8% (Cost - $20,923,947)	$61,294,005

	LIABILITIES LESS OTHER ASSETS - (1.8)%	(1,112,454)

	NET ASSETS - 100.0%	$60,181,551

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	COMMON STOCK - 85.5%
	CHEMICALS - 17.5%
1,087	BASF S.E. - ADR	$22,273
223	Covestro A.G. - ADR	8,057
320	Dow, Inc.	18,979
199	DuPont de Nemours, Inc.	13,994
212	Eastman Chemical Company	23,163
541	Huntsman Corporation	14,769
122	Linde plc	29,801
277	LyondellBasell Industries N.V.	28,556
883	Mosaic Company (The)	25,960
60	PPG Industries, Inc.	8,089
90	Westlake Chemical Corporation	7,703
		201,344
	CONTAINERS & PACKAGING - 6.9%
1,570	Amcor plc	17,176
290	Berry Global Group, Inc. *	16,066
472	International Paper Company	23,435
514	Westrock Company	22,405
		79,082
	ENGINEERING & CONSTRUCTION - 0.2%
172	Technip Energies N.V. - ADR *	2,179

	METALS & MINING - 12.8%
1,340	B2Gold Corporation	5,856
680	Barrick Gold Corporation	12,696
760	BHP Group Ltd. - ADR	57,692
2,134	Kinross Gold Corporation	13,295
280	Rio Tinto plc - ADR	24,472
1,297	Teck Resources Ltd.	27,016
330	Vale S.A. - ADR	5,577
		146,604
	OIL & GAS PRODUCERS - 42.2%
1,490	BP plc - ADR	36,371
524	Chevron Corporation	52,400
371	China Petroleum & Chemical Corporation - ADR	20,412
160	Cimarex Energy Company	9,278
347	Diamondback Energy, Inc.	24,040
1,270	Ecopetrol S.A. - ADR	15,558
393	Enbridge, Inc.	13,287
130	EOG Resources, Inc.	8,393
840	EQT Corporation	14,944
2,261	Equitrans Midstream Corporation	16,347
1,308	Exxon Mobil Corporation	71,116
474	HollyFrontier Corporation	17,955
412	LUKOIL PJSC - ADR	30,694
579	Marathon Petroleum Corporation	31,625
160	ONEOK, Inc.	7,086
1,067	PetroChina Company Ltd. - ADR	38,156
650	Petroleo Brasileiro S.A. - ADR	5,155
717	Royal Dutch Shell plc - ADR	27,877
941	TOTAL S.E. - ADR	43,662
		484,356
	OIL & GAS SERVICES & EQUIPMENT - 2.2%
774	Baker Hughes Company	18,948
860	TechnipFMC plc	7,069
		26,017
	STEEL - 3.7%
290	Nucor Corporation	17,348
600	Steel Dynamics, Inc.	24,948
		42,296

	TOTAL COMMON STOCK (Cost - $822,569)	981,878

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	SHORT-TERM INVESTMENTS - 1.5%
17,173	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^	$17,173
	(Cost - $17,173)

	TOTAL INVESTMENTS - 87.0% (Cost - $839,742)	$999,051

	OTHER ASSETS AND LIABILITIES - 13.0%	149,208

	NET ASSETS - 100.0%	$1,148,259

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

ADR - American Depositary Receipt

Ltd. - Limited Company

plc - Public Limited Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	COMMON STOCK - 97.4%
	ASSET MANAGEMENT - 12.5%
50	Ameriprise Financial, Inc.	$11,062
83	BlackRock, Inc.	57,644
516	Charles Schwab Corporation (The)	31,848
360	Invesco Ltd.	8,071
300	Raymond James Financial, Inc.	35,022
638	Stifel Financial Corporation	38,969
		182,616
	BANKING - 35.4%
1,948	Bank of America Corporation	67,615
230	BOK Financial Corporation	19,794
987	Citigroup, Inc.	65,024
466	JPMorgan Chase & Company	68,581
315	PNC Financial Services Group, Inc. (The)	53,033
511	Popular, Inc.	34,145
1,880	Regions Financial Corporation	38,784
230	Truist Financial Corporation	13,101
1,103	US Bancorp	55,150
1,939	Wells Fargo & Company	70,134
600	Zions Bancorp NA	31,902
		517,263
	INSTITUTIONAL FINANCIAL SERVICES - 8.3%
590	Bank of New York Mellon Corporation (The)	24,874
55	CME Group, Inc.	10,984
52	Goldman Sachs Group, Inc. (The)	16,613
68	Intercontinental Exchange, Inc.	7,501
490	Morgan Stanley	37,666
115	Nasdaq, Inc.	15,903
119	State Street Corporation	8,660
		122,201
	INSURANCE - 25.8%
671	Aflac, Inc.	32,134
370	Allstate Corporation (The)	39,442
310	American Financial Group, Inc.	33,077
29	Aon plc	6,604
60	Arthur J Gallagher & Company	7,188
600	Berkshire Hathaway, Inc. *	144,306
244	Chubb Ltd.	39,670
60	Marsh & McLennan Companies, Inc.	6,913
843	MetLife, Inc.	48,557
133	Progressive Corporation (The)	11,431
140	Voya Financial, Inc.	8,439
		377,761
	SPECIALTY FINANCE - 11.7%
1,780	AGNC Investment Corporation	28,533
124	American Express Company	16,772
240	Capital One Financial Corporation	28,846
169	Discover Financial Services	15,898
546	Fidelity National Financial, Inc.	20,901
290	First American Financial Corporation	15,237
170	OneMain Holdings, Inc.	7,975
939	Synchrony Financial	36,320
		170,482
	TECHNOLOGY SERVICES - 3.7%
22	Moody’s Corporation	6,048
145	S&P Global, Inc.	47,757
		53,805

	TOTAL COMMON STOCK (Cost - $917,875)	1,424,128

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	SHORT-TERM INVESTMENTS - 2.0%
29,376	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^	$29,376
	(Cost - $29,376)

	TOTAL INVESTMENTS - 99.4% (Cost - $947,251)	$1,453,504

	OTHER ASSETS AND LIABILITIES - 0.6%	8,338

	NET ASSETS - 100.0%	$1,461,842

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

Ltd. - Limited Company

plc - Public Limited Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	MUTUAL FUNDS - 61.7%
	FIXED INCOME FUNDS - 61.7%
29,430	Vanguard Short-Term Bond Index Fund - Admiral Class	$318,136
198,147	Vanguard Ultra-Short-Term Bond Fund - Admiral Class	3,992,657
	TOTAL MUTUAL FUNDS (Cost - $4,316,679)	4,310,793

	SHORT-TERM INVESTMENTS - 3.5%
245,000	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^	245,000
	(Cost - $245,000)

	TOTAL INVESTMENTS - 65.2% (Cost - $4,561,679)	$4,555,793

	OTHER ASSETS LESS LIABILITIES - 34.8%	2,432,598

	NET ASSETS - 100.0%	$6,988,391

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	OPEN END FUNDS - 84.7%
52,864	JPMorgan Ultra-Short Municipal Fund - Class I	$531,816
2,717	Vanguard Short-Term Tax-Exempt Fund - Admiral Shares	43,286
	TOTAL OPEN END FUND (Cost - $575,715)	575,102

	SHORT-TERM INVESTMENT - 7.5%
50,752	Dreyfus Tax Exempt Cash Management - Institutional Class, 0.01% ^	50,752
	(Cost - $50,752)

	TOTAL INVESTMENTS - 92.2% (Cost - $626,467)	$625,854

	OTHER ASSETS LESS LIABILITIES - 7.8%	52,970

	NET ASSETS - 100.0%	$678,824

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (Unaudited)
February 28, 2021

Principal		Value
	SHORT-TERM INVESTMENTS - 96.5%
$1,634,535	BlackRock Liquidity FedFund Institutional Class, 0.04% ^	$1,634,535
1,634,535	Dreyfus Government Cash Management Class I, 0.03% ^	1,634,535
1,634,535	Federated Hermes Government Obligations Fund Institutional Class, 0.01% ^	1,634,535
1,634,536	JPMorgan US Government Money Market Fund, 0.04% ^	1,634,536
	TOTAL SHORT-TERM INVESTMENTS (Cost - $6,538,141)	6,538,141

	TOTAL INVESTMENTS - 96.5% (Cost - $6,538,141)	$6,538,141

	OTHER ASSETS LESS LIABILITIES - 3.5%	235,443

	NET ASSETS - 100.0%	$6,773,584

^	Money Market Fund, interest rate reflects seven-day effective yield on February 28, 2021.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
AGGRESSIVE BALANCED ALLOCATION PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	OPEN ENDED FUNDS - 92.8%
11,087	Eaton Vance Global Macro Absolute Return Fund, Class I	$96,903
2,460	Saratoga Energy & Basic Materials Portfolio, Class I +	24,823
1,654	Saratoga Health & Biotechnology Portfolio, Class I +	35,563
4,571	Saratoga Large Capitalization Growth Portfolio, Class I +	127,263
5,656	Saratoga Large Capitalization Value Portfolio, Class I + *	160,756
7,976	Saratoga Mid Capitalization Portfolio, Class I +	105,441
1,212	Saratoga Technology & Communications Portfolio, Class I +	36,010
716	Vanguard Financials Index Fund, Admiral Class	28,757
886	Vanguard Small-Cap Index Fund, Admiral Class	89,622
2,152	Vanguard Total International Stock Index Fund, Admiral Class	71,395
6,009	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	121,072
	TOTAL OPEN ENDED FUNDS (Cost - $838,153)	897,605

	SHORT-TERM INVESTMENT - 16.0%
154,951	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^
	(Cost - $154,951)	154,951

	TOTAL INVESTMENTS - 108.8% (Cost - $993,104)	$1,052,556

	LIABILITIES IN EXCESS OF OTHER ASSETS - (8.8)%	(85,757)

	NET ASSETS - 100.0%	$966,799

+	Affiliated investment.

*	Non-income producing security.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
CONSERVATIVE BALANCED ALLOCATION PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	OPEN ENDED FUNDS - 85.3%
23,190	Eaton Vance Global Macro Absolute Return Fund, Class I	$202,681
11,935	Saratoga Large Capitalization Growth Portfolio, Class I +	332,269
14,742	Saratoga Large Capitalization Value Portfolio, Class I + *	418,976
21,043	Saratoga Mid Capitalization Portfolio, Class I +	278,189
625	Vanguard Small-Cap Index Fund, Admiral Class	63,211
1,283	Vanguard Total International Stock Index Fund, Admiral Class	42,570
40,770	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	821,523
	TOTAL OPEN ENDED FUNDS (Cost - $2,049,315)	2,159,419

	SHORT-TERM INVESTMENT - 25.3%
641,211	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^
	(Cost - $641,211)	641,211

	TOTAL INVESTMENTS - 110.6% (Cost - $2,690,526)	$2,800,630

	LIABILITIES IN EXCESS OF OTHER ASSETS - (10.6)%	(269,279)

	NET ASSETS - 100.0%	$2,531,351

+	Affiliated investment.

*	Non-income producing security.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MODERATE BALANCED ALLOCATION PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	OPEN ENDED FUNDS - 90.8%
14,849	Eaton Vance Global Macro Absolute Return Fund, Class I	$129,778
2,283	Saratoga Energy & Basic Materials Portfolio, Class I +	23,039
1,545	Saratoga Health & Biotechnology Portfolio, Class I +	33,214
8,296	Saratoga Large Capitalization Growth Portfolio, Class I +	230,965
10,316	Saratoga Large Capitalization Value Portfolio, Class I + *	293,189
14,534	Saratoga Mid Capitalization Portfolio, Class I +	192,133
1,298	Saratoga Technology & Communications Portfolio, Class I +	38,564
664	Vanguard Financials Index Fund, Admiral Class	26,683
722	Vanguard Small-Cap Index Fund, Admiral Class	72,992
1,451	Vanguard Total International Stock Index Fund, Admiral Class	48,131
18,911	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	381,053
	TOTAL OPEN ENDED FUNDS (Cost - $1,359,041)	1,469,741

	SHORT-TERM INVESTMENT - 27.6%
447,526	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^
	(Cost - $447,526)	447,526

	TOTAL INVESTMENTS - 118.4% (Cost - $1,806,567)	$1,917,267

	LIABILITIES IN EXCESS OF LIABILITIES - (18.4)%	(298,002)

	NET ASSETS - 100.0%	$1,619,265

+	Affiliated investment.

*	Non-income producing security.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	OPEN ENDED FUNDS - 92.4%
7,544	Eaton Vance Global Macro Absolute Return Fund, Class I	$65,931
1,716	Saratoga Energy & Basic Materials Portfolio, Class I +	17,319
979	Saratoga Health & Biotechnology Portfolio, Class I +	21,059
4,031	Saratoga Large Capitalization Growth Portfolio, Class I +	112,217
5,006	Saratoga Large Capitalization Value Portfolio, Class I + *	142,257
7,752	Saratoga Mid Capitalization Portfolio, Class I +	102,477
734	Saratoga Technology & Communications Portfolio, Class I +	21,803
377	Vanguard Financials Index Fund, Admiral Class	15,133
570	Vanguard Small-Cap Index Fund, Admiral Class	57,633
1,179	Vanguard Total International Stock Index Fund, Admiral Class	39,097
8,210	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	165,435
	TOTAL OPEN ENDED FUNDS (Cost - $694,518)	760,361

	SHORT-TERM INVESTMENT - 19.2%
157,849	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^	157,849
	(Cost - $157,849)

	TOTAL INVESTMENTS - 111.6% (Cost - $852,367)	$918,210

	LIABILITIES IN EXCESS OF OTHER ASSETS - (11.6)%	(95,685)

	NET ASSETS - 100.0%	$822,525

+	Affiliated investment.

*	Non-income producing security.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	OPEN ENDED FUNDS - 99.8%
7,508	Eaton Vance Global Macro Absolute Return Fund, Class I	$65,619
3,861	Saratoga Large Capitalization Growth Portfolio, Class I +	107,502
4,744	Saratoga Large Capitalization Value Portfolio, Class I + *	134,815
7,083	Saratoga Mid Capitalization Portfolio, Class I +	93,632
530	Vanguard Small-Cap Index Fund, Admiral Class	53,612
1,074	Vanguard Total International Stock Index Fund, Admiral Class	35,613
11,777	Vanguard Ultra-Short-Term Bond Fund, Admiral Class	237,297
	TOTAL OPEN ENDED FUNDS (Cost - $682,166)	728,090

	SHORT-TERM INVESTMENT - 22.0%
160,267	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^
	(Cost - $160,267)	160,267

	TOTAL INVESTMENTS - 121.8% (Cost - $842,433)	$888,357

	LIABILITIES IN EXCESS OF OTHER ASSETS - (21.8)%	(158,839)

	NET ASSETS - 100.0%	$729,518

+	Affiliated investment.

*	Non-income producing security.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2021 (Unaudited)

	Large	Large
	Capitalization	Capitalization	Mid	Small		International
	Value	Growth	Capitalization	Capitalization		Equity
	Portfolio	Portfolio	Portfolio	Portfolio		Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 4)	$14,173,930	$21,283,650	$8,112,137	$4,679,583		$3,327,496
Investments in securities, at value (including collateral on loaned securities Note 4)	$16,686,968	$29,815,953	$11,225,627	$6,944,803		$4,311,753
Total Investments, at value
Cash	—	—	—	—		27,054
Unrealized appreciation on forward currency exchange contracts	—	—	—	—		156
Receivable for securities sold	141,172	1,072,248	66,941	—		159,410
Receivable for fund shares sold	984,963	11,574	399,001	22,074		137,705
Interest and dividends receivable	10,548	38,505	14,572	4,753		28,986
Prepaid expenses and other assets	2,187	5,159	3,580	1,263		3,276
Total Assets	17,825,838	30,943,439	11,709,721	6,972,893		4,668,340

Liabilities:
Securities lending collateral (Note 4)	—	—	—	88,854		—
Payable for securities purchased	537,221	—	56,951	—		146,277
Payable for fund shares redeemed	70,416	2,911,586	93,045	167,861		45,422
Payable to manager	10,092	16,548	6,461	3,210		1,480
Administration fees payable	5,244	15,227	5,279	2,533		2,976
Custody fees payable	3,503	6,633	4,317	5,721		6,189
Trustee fees payable	1,031	2,372	824	372		877
Compliance officer fees payable	417	1,154	293	204		232
Payable for distribution (12b-1) fees	185	2,486	596	22		32
Accrued expenses and other liabilities	8,002	15,873	9,718	5,534		9,232
Total Liabilities	636,111	2,971,879	177,484	274,311		212,717

Net Assets	$17,189,727	$27,971,560	$11,532,237	$6,698,582		$4,455,623

Net Assets:
Par value of shares of beneficial interest	$6,064	$10,870	$8,934	$7,586		$3,962
Paid in capital	13,026,563	19,373,663	8,095,213	4,053,290		6,435,236
Accumulated earnings (loss)	4,157,100	8,587,027	3,428,090	2,637,706		(1,983,575)
Net Assets	$17,189,727	$27,971,560	$11,532,237	$6,698,582		$4,455,623

Net Asset Value Per Share
Class I
Net Assets	$16,731,602	$24,239,280	$9,837,773	$6,630,314		$4,336,834
Shares of beneficial interest outstanding	588,703	870,813	744,039	749,856		385,705
Net asset value, redemption price and offering price per share	$28.42	$27.84	$13.22	$8.84		$11.24

Class A
Net Assets	$365,186	$1,176,232	$1,532,548	$67,120		$118,062
Shares of beneficial interest outstanding	13,517	47,662	131,713	8,385		10,436
Net asset value, redemption price per share	$27.02	$24.68	$11.64	$8.00		$11.31
Offering price per share (maximum sales charge of 5.75%)	$28.67	$26.19	$12.35	$8.49		$12.00

Class C
Net Assets	$92,939	$2,556,048	$161,916	$1,148		$727
Shares of beneficial interest outstanding	4,158	168,571	17,662	339		71
Net asset value, offering price per share (a)	$22.35	$15.16	$9.17	$3.38	(b)	$10.23	(b)

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2021 (Unaudited)

						Investment
	Health &	Technology &	Energy & Basic	Financial		Quality
	Biotechnology	Communications	Materials	Services		Bond
	Portfolio	Portfolio	Portfolio	Portfolio		Portfolio
Assets:
Investments in securities, at cost (including collateral on loaned securities Note 4)	$9,590,735	$20,908,243	$839,742	$947,251		$4,561,679
Investments in securities, at value (including collateral on loaned securities Note 4)	$12,179,911	$61,294,005	$999,051	$1,453,504		$4,555,793
Receivable for securities sold	102,006	—	—	—		—
Receivable for fund shares sold	87,270	46,270	147,289	32,099		2,441,416
Interest and dividends receivable	21,494	43,872	5,095	1,549		4,275
Receivable from manager	—	—	1,154	—		—
Prepaid expenses and other assets	10,940	57,093	3,520	3,304		5,048
Total Assets	12,401,621	61,441,240	1,156,109	1,490,456		7,006,532

Liabilities:
Securities lending collateral (Note 4)	—	871,363	—	—		—
Payable for fund shares redeemed	17,541	245,403	1,434	22,539		319
Payable to manager	12,097	60,161	—	206		1,938
Administration fees payable	4,218	21,759	—	—		1,263
Custody fees payable	2,743	5,085	2,843	2,313		1,545
Trustee fees payable	929	3,125	172	117		374
Compliance officer fees payable	466	1,427	27	—		162
Payable for distribution (12b-1) fees	4,520	14,972	39	71		7,953
Accrued expenses and other liabilities	10,955	36,394	3,335	3,368		4,587
Total Liabilities	53,469	388,326	7,850	28,614		18,141

Net Assets	$12,348,152	$60,181,551	$1,148,259	$1,461,842		$6,988,391

Net Assets:
Par value of shares of beneficial interest	$6,282	$22,834	$1,151	$1,499		$4,674
Paid in capital	9,548,053	17,588,661	2,226,795	995,066		6,812,685
Accumulated earnings (loss)	2,793,817	42,570,056	(1,079,687)	465,277		171,032
Net Assets	$12,348,152	$60,181,551	$1,148,259	$1,461,842		$6,988,391

Net Asset Value Per Share
Class I
Net Assets	$6,692,970	$32,162,497	$1,043,174	$1,249,229		$6,780,038
Shares of beneficial interest outstanding	311,318	1,089,439	103,519	126,007		450,207
Net asset value, redemption price and offering price per share	$21.50	$29.52	$10.08	$9.91		$15.06

Class A
Net Assets	$4,967,692	$18,656,723	$99,390	$212,502		$170,764
Shares of beneficial interest outstanding	266,830	716,101	10,816	23,841		13,258
Net asset value, redemption price per share	$18.62	$26.05	$9.19	$8.91		$12.88
Offering price per share (maximum sales charge of 5.75%)	$19.76	$27.64	$9.75	$9.45		$13.67

Class C
Net Assets	$687,490	$9,362,331	$5,695	$111		$37,589
Shares of beneficial interest outstanding	50,088	477,908	752	15		3,895
Net asset value, offering price per share (a)	$13.73	$19.59	$7.57	$6.05	(b)	$9.65

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2021 (Unaudited)

			Aggressive		Conservative	Moderate
	Municipal	U.S. Government	Balanced		Balanced	Balanced
	Bond	Money Market	Allocation		Allocation	Allocation
	Portfolio	Portfolio	Portfolio		Portfolio	Portfolio
Assets:
Investments in Affiliates, at cost	$—	$—	$455,843		$928,626	$721,045
Investments in securities, at cost	626,467	6,538,141	537,261		1,761,900	1,085,522
Total Investments, at cost	$626,467	$6,538,141	$993,104		$2,690,526	$1,806,567

Investments Affiliates, at value	$—	$—	$489,856		$1,029,434	$811,104
Investments in securities, at value	625,854	6,538,141	562,700		1,771,196	1,106,163
Total Investments, at value	$625,854	$6,538,141	$1,052,556		$2,800,630	$1,917,267
Cash	7	—	—		—	—
Receivable for securities sold	—	—	198,908		350,504	260,024
Receivable for fund shares sold	47,006	369,906	—		—	—
Interest and dividends receivable	454	12,434	58		6	239
Receivable from manager	4,651	13,898	1,221		87	497
Prepaid expenses and other assets	2,105	4,691	1,631		2,213	2,688
Total Assets	680,077	6,939,070	1,254,374		3,153,440	2,180,715

Liabilities:
Payable for securities purchased	127	—	286,849		620,188	560,266
Payable for fund shares redeemed	—	154,366	—		—	—
Custody fees payable	595	2,732	309		368	254
Trustee fees payable	65	1,271	38		172	97
Compliance officer fees payable	29	176	30		109	39
Payable for distribution (12b-1) fees	—	—	160		506	397
Accrued expenses and other liabilities	437	6,941	189		746	397
Total Liabilities	1,253	165,486	287,575		622,089	561,450

Net Assets	$678,824	$6,773,584	$966,799		$2,531,351	$1,619,265

Net Assets:
Par value of shares of beneficial interest	$751	$67,849	$846		$2,254	$1,403
Paid in capital	693,239	6,704,917	848,177		2,298,637	1,437,117
Accumulated earnings (loss)	(15,166)	818	117,776		230,460	180,745
Net Assets	$678,824	$6,773,584	$966,799		$2,531,351	$1,619,265

Net Asset Value Per Share
Class I
Net Assets	$566,157	$6,218,652	$756,749		$1,863,458	$1,073,383
Shares of beneficial interest outstanding	62,542	6,230,619	66,168		165,606	92,831
Net asset value, redemption price and offering price per share	$9.05	$1.00	$11.44		$11.25	$11.56

Class A
Net Assets	$77,617	$381,209	$4,778		$35,784	$45,258
Shares of beneficial interest outstanding	8,661	381,015	419		3,182	3,916
Net asset value, redemption price per share	$8.96	$1.00	$11.41	(b)	$11.25	$11.56
Offering price per share (maximum sales charge of 5.75%)	$9.51	$1.06	$12.11		$11.94	$12.27

Class C
Net Assets	$35,050	$173,723	$205,272		$632,109	$500,624
Shares of beneficial interest outstanding	3,878	173,299	18,008		56,604	43,521
Net asset value, offering price per share (a)	$9.04	$1.00	$11.40		$11.17	$11.50

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding.

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2021 (Unaudited)

	Moderately	Moderately
	Aggressive Balanced	Conservative
	Allocation	Balanced Allocation
	Portfolio	Portfolio
Assets:
Investments in Affiliates, at cost	$369,673	$301,427
Investments in Unaffilated securities, at cost	482,694	541,006
Total Investments, at cost	$852,367	$842,433

Investments Affiliates, at value	$417,132	$335,949
Investments in Unaffiated securities, at value	501,078	552,408
Total Investments, at value	$918,210	$888,357
Receivable for securities sold	135,470	114,723
Interest and dividends receivable	134	106
Receivable from manager	1,571	1,683
Prepaid expenses and other assets	1,426	1,324
Total Assets	1,056,811	1,006,193

Liabilities:
Payable for securities purchased	233,540	186,208
Payable for fund shares redeemed	—	89,162
Custody fees payable	305	299
Trustee fees payable	32	62
Compliance officer fees payable	31	49
Payable for distribution (12b-1) fees	143	122
Accrued expenses and other liabilities	235	773
Total Liabilities	234,286	276,675

Net Assets	$822,525	$729,518

Net Assets:
Par value of shares of beneficial interest	$721	$656
Paid in capital	714,736	630,390
Accumulated earnings	107,068	98,472
Net Assets	$822,525	$729,518

Net Asset Value Per Share
Class I
Net Assets	$629,641	$572,525
Shares of beneficial interest outstanding	55,103	51,325
Net asset value, redemption price and offering price per share	$11.43	$11.15

Class A
Net Assets	$12,700	$12
Shares of beneficial interest outstanding	1,113	1
Net asset value, redemption price per share	$11.41	$11.16	(b)
Offering price per share (maximum sales charge of 5.75%)	$12.11	$11.84

Class C
Net Assets	$180,184	$156,981
Shares of beneficial interest outstanding	15,841	14,237
Net asset value, offering price per share (a)	$11.37	$11.03

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended February 28, 2021 (Unaudited)

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$106,541	$135,577	$72,773	$33,757	$50,052
Interest income	170	60	16	41	6
Securities lending income - net	79	551	226	604	134
Less: Foreign withholding taxes	(524)	—	—	—	(6,856)
Total Investment Income	106,266	136,188	73,015	34,402	43,336

Operating Expenses:
Management fees	46,417	100,804	38,590	20,488	17,628
Distribution (12b-1) fees
Class A Shares	642	2,462	2,794	119	283
Class C Shares	544	12,958	750	6	4
Administration fees	13,536	29,233	11,742	7,778	9,529
Registration fees	4,512	9,419	4,881	4,778	4,506
Professional fees	3,348	7,708	2,481	1,401	1,660
Custodian fees	3,678	5,447	5,877	6,648	12,203
Trustees’ fees	1,021	2,404	748	428	522
Compliance officer fees	1,031	2,424	756	431	526
Printing and postage expense	2,878	4,713	3,803	2,149	2,398
Insurance expense	133	308	100	49	76
Shareholder servicing fees	622	3,017	992	306	937
Miscellaneous expenses	1,041	1,041	1,041	1,041	1,041
Total Operating Expenses	79,403	181,938	74,555	45,622	51,313
Less: Expenses waived and/or reimbursed	—	—	—	—	(13,689)
Net Operating Expenses	79,403	181,938	74,555	45,622	37,624

Net Investment Income (Loss)	26,863	(45,750)	(1,540)	(11,220)	5,712

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	1,774,245	2,955,804	656,198	988,790	95,949
Net Realized Gain (Loss)	1,774,245	2,955,804	656,198	988,790	95,949

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency translations	1,674,144	(986,922)	1,605,765	1,060,199	899,496
Net Realized and Unrealized Gain on investments	3,448,389	1,968,882	2,261,963	2,048,989	995,445

Net Increase (Decrease) in Net Assets Resulting From Operations	$3,475,252	$1,923,132	$2,260,423	$2,037,769	$1,001,157

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended February 28, 2021 (Unaudited)

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$90,680	$243,351	$20,029	$15,538	$39,575
Interest income	28	104	2	3	31
Securities lending income - net	209	1,767	—	—	—
Less: Foreign withholding taxes	(226)	—	(783)	(38)	—
Total Investment Income	90,691	245,222	19,248	15,503	39,606

Operating Expenses:
Management fees	77,807	369,655	5,822	7,303	12,325
Distribution (12b-1) fees
Class A Shares	9,995	36,434	188	359	264
Class C Shares	3,537	47,656	24	—	188
Administration fees	11,699	51,972	3,331	3,019	5,451
Registration fees	8,143	13,012	1,571	3,414	4,461
Professional fees	3,273	14,791	291	297	1,133
Custodian fees	2,930	6,447	3,224	2,480	1,624
Trustees’ fees	1,042	4,284	86	86	359
Compliance officer fees	1,051	4,735	88	87	362
Printing and postage expense	4,836	12,232	1,508	1,406	1,695
Insurance expense	161	595	9	13	62
Shareholder servicing fees	4,138	15,214	295	175	298
Miscellaneous expenses	1,150	1,041	1,041	1,112	1,041
Total Operating Expenses	129,762	578,068	17,478	19,751	29,263
Less: Expenses waived	—	—	(3,297)	(1,831)	—
Net Operating Expenses	129,762	578,068	14,181	17,920	29,263

Net Investment Income (Loss)	(39,071)	(332,846)	5,067	(2,417)	10,343

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	243,775	4,150,399	(68,714)	2,532	182,989
Net realized gain (loss)	243,775	4,150,399	(68,714)	2,532	182,989

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency transactions	383,338	(497,276)	250,964	314,056	(209,822)
Net Realized and Unrealized Gain (Loss) on Investments	627,113	3,653,123	182,250	316,588	(26,833)

Net Increase (Decrease) in Net Assets Resulting From Operations	$588,042	$3,320,277	$187,317	$314,171	$(16,490)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended February 28, 2021 (Unaudited)

			Aggressive	Conservative	Moderate
	Municipal	U.S. Government	Balanced	Balanced	Balanced
	Bond	Money Market	Allocation	Allocation	Allocation
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$2,949	$—	$3,401	$9,604	$5,452
Interest income	2	915	16	99	39
Dividend income from Affiliates	—	—	35,228	65,483	58,410
Total Investment Income	2,951	915	38,645	75,186	63,901

Operating Expenses:
Management fees	1,643	14,318	4,013	10,601	6,729
Distribution (12b-1) fees
Class A Shares	154	773	3	43	45
Class C Shares	174	860	956	3,045	2,419
Registration fees	1,824	6,283	549	2,439	948
Administration fees	1,895	5,464	2,419	3,642	2,914
Custodian fees	729	3,135	296	497	378
Printing and postage expense	193	2,999	124	107	79
Professional fees	167	744	218	627	392
Shareholder servicing fees	88	110	5	87	25
Compliance officer fees	51	467	66	188	124
Trustees’ fees	50	390	66	187	124
Insurance expense	7	74	9	29	18
Miscellaneous expenses	1,041	1,041	1,182	1,253	1,126
Total Operating Expenses	8,016	36,658	9,906	22,745	15,321
Less: Expenses waived and/or reimbursed	(3,149)	(36,047)	(5,111)	(9,529)	(6,320)
Net Operating Expenses	4,867	611	4,795	13,216	9,001

Net Investment Income (Loss)	(1,916)	304	33,850	61,970	54,900

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from:
Investments	11,199	—	17,032	53,937	21,570
Affiliated Investments	—	—	16,002	41,531	17,435
Net realized gain	11,199	—	33,034	95,468	39,005

Net change in unrealized appreciation (depreciation) on:
Affiliated Investments	—	—	9,290	14,305	29,487
Investments	(11,182)	—	23,972	(16,010)	15,108
Net change in unrealized appreciation (depreciation)	(11,182)	—	33,262	(1,705)	44,595
Net Realized and Unrealized Gain on Investments	17	—	66,296	93,763	83,600

Net Increase (Decrease) in Net Assets Resulting From Operations	$(1,899)	$304	$100,146	$155,733	$138,500

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended February 28, 2021 (Unaudited)

	Moderately	Moderately
	Aggressive Balanced	Conservative
	Allocation	Balanced Allocation
	Portfolio	Portfolio
Investment Income:
Dividend income	$3,390	$3,571
Interest income	13	28
Dividend income from Affiliates	29,836	25,845
Total Investment Income	33,239	29,444

Operating Expenses:
Management fees	3,459	3,806
Distribution (12b-1) fees
Class A Shares	18	—
Class C Shares	829	689
Administration fees	2,319	2,353
Printing and postage expense	53	449
Custodian fees	246	247
Registration fees	992	777
Professional fees	188	258
Compliance officer fees	59	79
Trustees’ fees	59	78
Shareholder servicing fees	5	5
Insurance expense	7	13
Miscellaneous expenses	1,126	1,096
Total Operating Expenses	9,360	9,850
Less: Expenses waived and/or reimbursed	(5,209)	(5,559)
Net Operating Expenses	4,151	4,291

Net Investment Income	29,088	25,153

Realized and Unrealized Gain on Investments:
Net realized gain from:
Investments	12,446	25,412
Affiliated Investments	10,429	2,900
Net realized gain	22,875	28,312

Net change in unrealized appreciation on:
Investments	11,801	(2,315)
Affiliated Investments	16,117	19,641
Net change in unrealized appreciation
Net change in unrealized appreciation	27,918	17,326

Net Realized and Unrealized Gain on Investments	50,793	45,638

Net Increase in Net Assets Resulting From Operations	$79,881	$70,791

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$26,863	$(22,632)	$(45,750)	$(61,330)	$(1,540)	$20,129
Net realized gain (loss) on investments	1,774,245	(21,483)	2,955,804	2,526,293	656,198	649,015
Net change in unrealized appreciation (depreciation) on investments	1,674,144	632,441	(986,922)	6,335,049	1,605,765	(740,249)
Net increase (decrease) in net assets resulting from operation	3,475,252	588,326	1,923,132	8,800,012	2,260,423	(71,105)

Distributions to Shareholders:
Total Distributions Paid:
Class I	—	—	(2,327,697)	(3,517,822)	(754,963)	(35,392)
Class A	—	—	(120,213)	(148,748)	(129,740)	(178)
Class C	—	—	(377,270)	(645,613)	(17,823)	—
Total Dividends and Distribution to Shareholders	—	—	(2,825,180)	(4,312,183)	(902,526)	(35,570)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	2,395,857	1,157,261	936,176	1,928,559	646,874	778,940
Class A	1,391	31,554	68,436	116,635	4,815	8,645
Class C	—	8,693	38,598	174,335	—	3,940
Reinvestment of dividends and distributions
Class I	—	—	2,107,325	3,191,266	703,634	32,557
Class A	—	—	117,708	143,727	127,091	173
Class C	—	—	368,539	629,083	8,094	—
Redemption fee proceeds
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Cost of shares redeemed
Class I	(1,352,734)	(2,760,823)	(6,398,004)	(5,501,191)	(810,725)	(1,445,700)
Class A	(4,100)	(65,754)	(211,679)	(245,687)	(71,354)	(155,163)
Class C	(45,592)	(156,667)	(304,079)	(1,457,222)	(1,219)	(109,258)
Net decrease in net assets from share transactions of beneficial interest	994,822	(1,785,736)	(3,276,980)	(1,020,495)	607,210	(885,866)

Total Increase (Decrease) in Net Assets	4,470,074	(1,197,410)	(4,179,028)	3,467,334	1,965,107	(992,541)

Net Assets:
Beginning of year	12,719,653	13,917,063	32,150,588	28,683,254	9,567,130	10,559,671
End of year	$17,189,727	$12,719,653	$27,971,560	$32,150,588	$11,532,237	$9,567,130

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	February 28, 2021	August 31, 2019	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$(11,220)	$(23,430)	$5,712	$83,107	$(39,071)	$(22,982)
Net realized loss on investments and foreign currency transactions	988,790	(240,715)	95,949	(259,430)	243,775	1,509,451
Distribution of realized gains by underlying investment companies	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,060,199	687,572	899,496	362,150	383,338	125,197
Net increase (decrease) in net assets resulting from operations	2,037,769	423,427	1,001,157	185,827	588,042	1,611,666

Distributions to Shareholders:
Total Distributions Paid:
Class I	—	(1,010)	(71,813)	(170,545)	(748,518)	(284,539)
Class A	—	—	(564)	(6,388)	(619,728)	(244,485)
Class C	—	—	—	—	(113,339)	(45,652)
Total Dividends and Distributions to Shareholders	—	(1,010)	(72,377)	(176,933)	(1,481,585)	(574,676)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	421,740	424,519	451,001	339,076	338,170	557,514
Class A	657	6,217	209	1,232	5,470	183,409
Class C	—	2,038	—	1,708	3,800	73,667
Reinvestment of dividends and distributions
Class I	—	924	66,589	162,828	704,772	269,184
Class A	—	—	556	6,388	581,914	229,936
Class C	—	—	—	—	108,888	43,013
Redemption fee proceeds
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Cost of shares redeemed
Class I	(1,171,531)	(837,810)	(3,362,251)	(2,556,406)	(675,778)	(1,569,953)
Class A	(5,013)	(12,410)	(159,308)	(113,014)	(518,134)	(951,251)
Class C	(687)	(44,082)	(165)	(10,591)	(85,203)	(159,661)
Net increase (decrease) in net assets from share transactions of beneficial interest	(754,834)	(460,604)	(3,003,369)	(2,168,779)	463,899	(1,324,142)

Total Increase (Decrease) in Net Assets	1,282,935	(38,187)	(2,074,589)	(2,159,885)	(429,644)	(287,152)

Net Assets:
Beginning of year	5,415,647	5,453,834	6,530,212	8,690,097	12,777,796	13,064,948
End of year	$6,698,582	$5,415,647	$4,455,623	$6,530,212	$12,348,152	$12,777,796

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$(332,846)	$(388,364)	$5,067	$16,417	$(2,417)	$(8,321)
Net realized gain (loss) on investments and foreign currency transactions	4,150,399	6,072,985	(68,714)	(255,585)	2,532	35,851
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(497,276)	10,465,455	250,964	31,815	314,056	(143,043)
Net increase (decrease) in net assets resulting from operation	3,320,277	16,150,076	187,317	(207,353)	314,171	(115,513)

Distributions to Shareholders:
Total Distributions Paid:
Class I	(3,614,187)	(1,105,213)	(15,098)	—	(38,252)	(28,891)
Class A	(2,357,418)	(743,072)	(1,326)	—	(7,790)	(2,508)
Class C	(1,589,787)	(448,156)	(59)	—	(5)	(135)
Total Dividends and Distribution to Shareholders	(7,561,392)	(2,296,441)	(16,483)	—	(46,047)	(31,534)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	1,562,808	4,814,431	370,943	350,464	221,194	212,524
Class A	691,345	802,452	1,544	75,311	42,968	38,574
Class C	48,685	546,867	—	41	—	55
Reinvestment of dividends and distributions
Class I	3,305,200	1,027,407	14,886	—	37,290	28,141
Class A	2,207,612	697,970	1,277	—	7,123	2,090
Class C	1,549,461	438,993	59	—	5	135
Redemption fee proceeds
Class I	—	7	—	—	—	—
Class A	—	4	—	—	—	—
Class C	—	2	—	—	—	—
Cost of shares redeemed
Class I	(3,644,083)	(8,952,672)	(433,733)	(205,277)	(181,133)	(292,691)
Class A	(1,968,087)	(4,065,186)	(27,359)	(225,083)	(597)	(7,009)
Class C	(1,155,688)	(1,426,424)	—	(2,403)	(10)	(7,369)
Net increase (decrease) in net assets from share transactions of beneficial interest	2,597,253	(6,116,149)	(72,383)	(6,947)	126,840	(25,550)

Total Increase (Decrease) in Net Assets	(1,643,862)	7,737,486	98,451	(214,300)	394,964	(172,597)

Net Assets:
Beginning of year	61,825,413	54,087,927	1,049,808	1,264,108	1,066,878	1,239,475
End of year	$60,181,551	$61,825,413	$1,148,259	$1,049,808	$1,461,842	$1,066,878

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2019	February 28, 2021	August 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$10,343	$31,540	$(1,916)	$672	$304	$13,572
Net realized gain (loss) on investments	182,989	34,337	11,199	(736)	—	—
Net change in unrealized appreciation (depreciation) on investments	(209,822)	75,852	(11,182)	5,093	—	—
Net increase (decrease) in net assets resulting from operations	(16,490)	141,729	(1,899)	5,029	304	13,572

Distributions to Shareholders:
Total Distributions Paid:
Class I	(9,937)	(35,860)	(249)	(542)	(273)	(13,279)
Class A	(192)	(650)	(40)	(78)	(20)	(271)
Class C	(37)	(148)	(18)	(52)	(9)	(36)
Total Dividends and Distributions to Shareholders	(10,166)	(36,658)	(307)	(672)	(302)	(13,586)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	3,657,602	1,415,333	105,263	1,280	2,076,033	2,742,172
Class A	43,339	1,398	687	2,338	6,514	387,591
Class C	—	7,202	680	7,626	154,817	710,399
Reinvestment of dividends and distributions
Class I	9,646	33,780	236	522	271	12,754
Class A	188	591	40	77	20	246
Class C	36	144	18	52	8	29
Redemption fee proceeds
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Cost of shares redeemed
Class I	(1,207,021)	(1,448,496)	(44,630)	(55,092)	(1,067,736)	(3,536,706)
Class A	(13,682)	(6,707)	(668)	—	(14,959)	(324,265)
Class C	(1,245)	(72,233)	(703)	(42,905)	(79,450)	(777,072)
Net increase (decrease) in net assets from share transactions of beneficial interest	2,488,863	(68,988)	60,923	(86,102)	1,075,518	(784,852)

Total Increase (Decrease) in Net Assets	2,462,207	36,083	58,717	(81,745)	1,075,520	(784,866)

Net Assets:
Beginning of year/period	4,526,184	4,490,101	620,107	701,852	5,698,064	6,482,930
End of year/period	$6,988,391	$4,526,184	$678,824	$620,107	$6,773,584	$5,698,064

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Balanced		Conservative Balanced		Moderate Balanced
	Allocation Portfolio		Allocation Portfolio		Allocation Portfolio

	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income	$33,850	$16,647	$61,970	$48,269	$54,900	$23,265
Net realized gain (loss) on investments	33,034	(5,888)	95,468	(64,064)	39,005	(24,481)
Distribution of realized gains by underlying affiliated investment companies	—	14,667	—	41,524	—	21,117
Net change in unrealized appreciation (depreciation) on investments	33,262	40,636	(1,705)	114,553	44,595	87,250
Net increase (decrease) in net assets resulting from operation	100,146	66,062	155,733	140,282	138,500	107,151

Distributions to Shareholders:
Total Distributions Paid:
Class I	(13,041)	(23,035)	(8,242)	(57,368)	(13,922)	(25,860)
Class A	—	(158)	(78)	(971)	(412)	(1,119	) ^
Class C	(1,883)	(3,925)	—	(20,490)	(3,179)	(12,170	) ^
Return of Capital
Class I	—	—	—	(4,615)	—	—
Class A	—	—	—	(84)	—	—
Class C	—	—	—	(1,925)	—	—
Total Dividends and Distribution to Shareholders	(14,924)	(27,118)	(8,320)	(85,453)	(17,513)	(39,149)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	13,970	38,881	331,949	374,231	11,916	145,093
Class A	4,900	—	—	—	9,993	34,006
Class C	166	59,509	35,494	92,270	14,912	400,923
Reinvestment of dividends and distributions
Class I	13,041	23,035	8,122	55,388	13,922	25,860
Class A	0 ^	158	78	1,055	412	1,119
Class C	2,230	3,925	—	22,415	3,178	12,169
Redemption fee proceeds
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Cost of shares redeemed
Class I	(3,000)	(25,242)	(240,486)	(424,163)	—	(14,000)
Class A	(4,876)	—	—	—	(2,135)	(1,970)
Class C	—	—	(34,806)	(237,007)	(57,855)	(312,381)
Net increase (decrease) in net assets from share transactions of beneficial interest	26,431	100,266	100,351	(115,811)	(5,657)	290,819

Total Increase (Decrease) in Net Assets	111,653	139,210	247,764	(60,982)	115,330	358,821

Net Assets:
Beginning of year/period	855,146	715,936	2,283,587	2,344,569	1,503,935	1,145,114
End of year/period	$966,799	$855,146	$2,531,351	$2,283,587	$1,619,265	$1,503,935

^	Less than $0.50

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Moderately Aggressive Balanced		Moderately Conservative Balanced
	Allocation Portfolio		Allocation Portfolio

	Period Ended	Year Ended	Period Ended	Year Ended
	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$29,088	$13,389	$25,153	$21,977
Net realized gain (loss) on investments	22,875	(5,398)	28,312	(5,279)
Distribution of realized gains by underlying affiliated and non affiliated investment companies	—	11,018	—	16,083
Net change in unrealized appreciation on investments	27,918	47,380	17,326	40,301
Net increase in net assets resulting from operations	79,881	66,389	70,791	73,082

Distributions to Shareholders:
Total Distributions Paid:
Class I	(10,000)	(10,574)	(8,874)	(27,346)
Class A	(229)	(8)	—	(0	) ^
Class C	(1,548)	(3,600)	(1,908)	(5,736)
Total Dividends and Distributions to Shareholders	(11,777)	(14,182)	(10,782)	(33,082)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	—	132,502	10,000	50,000
Class A	—	15,827	—	—
Class C	5,934	3,471	69,515	19,600
Reinvestment of dividends and distributions
Class I	9,999	10,574	8,008	23,669
Class A	229	8	0 ^	0	^
Class C	1,548	3,600	1,908	5,736
Redemption fee proceeds
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Cost of shares redeemed
Class I	(24)	(24)	(330,644)	(14,956)
Class A	(4,000)	(1,000)	—	—
Class C	(2,839)	(27,913)	(7,434)	(136,936)

Net increase (decrease) in net assets from share transactions of beneficial interest	10,847	137,045	(248,647)	(52,887)

Total Increase (Decrease) in Net Assets	78,951	189,252	(188,638)	(12,887)

Net Assets:
Beginning of year/period	743,574	554,322	918,156	931,043
End of year/period	$822,525	$743,574	$729,518	$918,156

^	Less than $0.50

See accompanying notes to (consolidated) financial statements.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021(Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open -end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust currently consists of twenty -nine series. These financial statements include the following twenty-three series: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, and the, Moderately Conservative Balanced Allocation Portfolio, (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager.

The following serve as advisers (the “Advisers”) to their respective Portfolio(s): M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; Smith Group Asset Management serves as Adviser to Large Capitalization Growth, Energy & Basic Materials, Financial Services and International Equity; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Zacks Investment Management, Inc. serves as Adviser to Small Capitalization; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology and Technology & Communications; Saratoga Capital Management, LLC serves as Adviser for U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent. Northern Lights Distributors, LLC (“NLD” or the “Distributor”) is the Trust’s Distributor.

The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio, the Financial Services Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital
Aggressive Balanced Allocation	Total return consisting of capital appreciation and income
Conservative Balanced Allocation	Total return consisting of capital appreciation and income
Moderate Balanced Allocation	Total return consisting of capital appreciation and income
Moderately Aggressive Balanced Allocation	Total return consisting of capital appreciation and income
Moderately Conservative Balanced Allocation	Total return consisting of capital appreciation and income

Currently, all Portfolios offer Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

(a)	Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the mean between current bid and ask. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2021, for the Portfolios’ assets and liabilities measured at fair value:

Large Capitalization Value

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$13,529,300	$—	$—	$13,529,300
Depositary Receipts	1,350,226	—	—	1,350,226
REIT	1,137,191	—	—	1,137,191
Short-Term Investments	670,251	—	—	670,251
Total	$16,686,968	$—	$—	$16,686,968

Large Capitalization Growth

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$29,065,244	$—	$—	$29,065,244
REIT	359,926	—	—	359,926
Short-Term Investments	390,783	—	—	390,783
Total	$29,815,953	$—	$—	$29,815,953

Mid Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$11,021,359	$—	$—	$11,021,359
REIT	79,362	—	—	79,362
Short-Term Investments	124,906	—	—	124,906
Total	$11,225,627	$—	$—	$11,225,627

Small Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$6,399,447	$—	$—	$6,399,447
REIT	212,964	—	—	212,964
Short -Term Investments	243,538	—	—	243,538
Collateral for Securities Loaned	—	88,854	—	88,854
Total	$6,855,949	$88,854	$—	$6,944,803

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Asset Management	$—	$98,801	$—	$98,801
Automobiles	146,893	89,545	—	236,438
Banking	91,205	525,457	—	616,662
Beverages	—	196,640	—	196,640
Biotechnology & Pharamaceuticals	85,757	172,333	—	258,090
Chemicals	—	114,292	—	114,292
Commercials Support Services	—	95,551	—	95,551
Construction Materials	—	195,959	—	195,959
E-Commerce Discretionary	98,564	—	—	98,564
Electric Utilities	—	88,785	—	88,785
Engineering & Construction	—	68,639	—	68,639
Entertainment Content	—	91,359	—	91,359
Food	—	75,755	—	75,755
Insurance	100,397	177,406	—	277,803
Machinery	—	212,137	—	212,137
Medical Equipment & Devices	—	92,754	—	92,754
Metals & Mining	—	235,198	—	235,198
Oil & Gas Producers	—	128,885	—	128,885
Retail Consumer Staples	87,158	—	—	87,158
Retail Discretionary	—	190,876	—	190,876
Semiconductors	—	95,790	—	95,790
Technology Hardware	—	539,159	—	539,159
Transportation Equipment	—	123,611	—	123,611
Wholesale - Discretionary	—	92,847	—	92,847
Total	$609,974	$3,701,779	$—	$4,311,753

Health & Biotechnology

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$12,071,064	$—	$—	$12,071,064
Short-Term Investments	108,847	—	—	108,847
Total	$12,179,911	$—	$—	$12,179,911

Technology & Communications

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$59,877,313	$—	$—	$59,877,313
Short-Term Investments	545,329	—	—	545,329
Collateral for Securities Loaned	—	871,363	—	871,363
Total	$60,422,642	$871,363	$—	$61,294,005

Energy & Basic Materials

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,030,897	$—	$—	$1,030,897
Short-Term Investments	13,828	—	—	13,828
Total	$1,044,725	$—	$—	$1,044,725

Financial Services

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,424,128	$—	$—	$1,424,128
Short-Term Investments	29,376	—	—	29,376
Total	$1,453,504	$—	$—	$1,453,504

Investment Quality Bond

Assets*	Level 1	Level 2	Level 3	Total
Mutual Funds	$4,555,793	$—	$—	$4,555,793
Short-Term Investments	245,000	—	—	245,000
Total	$4,800,793	$—	$—	$4,800,793

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

Municipal Bond

Assets*	Level 1	Level 2	Level 3	Total
Open End Funds	$575,102	$—	$—	$575,102
Short-Term Investment	50,752	—	—	50,752
Total	$625,854	$—	$—	$625,854

U.S. Government Money Market

Assets*	Level 1	Level 2	Level 3	Total
Short-Term Investments	$6,538,141	$—	$—	$6,538,141
Total	$6,538,141	$—	$—	$6,538,141

Aggressive Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$897,605	$—	$—	897,605
Short-Term Investments	154,951	—	—	154,951
Total	$1,052,556	$—	$—	$1,052,556

Conservative Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$2,159,419	$—	$—	$2,159,419
Short-Term Investments	641,211	—	—	641,211
Total	$2,800,630	$—	$—	$2,800,630

Moderate Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$1,469,741	$—	$—	1,469,741
Short-Term Investments	447,526	—	—	447,526
Total	$1,917,267	$—	$—	$1,917,267

Moderately Aggressive Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$760,361	$—	$—	760,361
Short-Term Investments	157,849	—	—	157,849
Total	$918,210	$—	$—	$918,210

Moderately Conservative Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$728,090	$—	$—	$728,090
Short-Term Investments	160,267	—	—	160,267
Total	$888,357	$—	$—	$888,357

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2020 available to offset future capital gains, if any, are as follows:

		Non-Expiring	Non-Expiring	Non-Expiring
	Expiring/Expired	Short-Term	Long-Term	Total	Utilized
Large Capitalization Value	$—	$—	$17,087	$17,087	$37,349
Large Capitalization Growth	—	—	—	—	—
Mid Capitalization	—	—	—	—	—
Small Capitalization	—	410,539	—	410,539	—
International Equity	—	2,527,371	471,338	2,998,709	—
Health & Biotechnology	—	—	—	—	—
Technology & Communications	—	—	—	—	—
Energy & Basic Materials	—	825,011	62,306	887,317	—
Financial Services	—	—	—	—	—
Investment Quality Bond	—	14,907	—	14,907	16,919
Municipal Bond	—	13,407	9,386	22,793	—
U.S. Government Money Market	—	—	—	—	—
Aggressive Balanced Allocation	—	—	—	—	—
Conservative Balanced Allocation	—	—	—	—	—
Moderate Balanced Allocation	—	—	—	—	—
Moderately Aggressive Balanced Allocation	—	—	—	—	—
Moderately Conservative Balanced Allocation	—	—	—	—	—

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on its 2017-2019 returns and expected to be taken in the Portfolios’ 2020 returns,and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period ended August 31, 2020, the Portfolios did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are reflected for financial reporting purposes as of the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis including premium amortized and discount accreted. All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with U.S. GAAP. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method, or where applicable, the first call date of the security. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communication	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Monthly	Annually
Municipal Bond	Monthly	Annually
U.S. Government Money Market	Daily - paid monthly	Annually
Aggressive Balanced Allocation	Annually	Annually
Conservative Balanced Allocation	Annually	Annually
Moderate Balanced Allocation	Annually	Annually
Moderately Aggressive Balanced Allocation	Annually	Annually
Moderately Conservative Balanced Allocation	Annually	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex -dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Portfolio.

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

(f) Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(h) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Market Disruptions Risk. The Portfolio is subject to investment and operational risks associated with financial, economic and other- global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID 19), which can negatively impact the securities markets and cause the Portfolio to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets,- including markets for the securities the Portfolios hold, and may adversely affect the Portfolios’ investments and operations. The transmission of COVID 19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in- the marketplace and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Portfolios’ securities or other assets. Such impacts may adversely affect the performance of the Portfolios.

2.	SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios have the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Portfolios could experience delays or losses on recovery. Additionally, the Portfolios are subject to the risk of loss from investments made with the cash received as collateral. The Portfolios manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

At February 28, 2021, the following portfolios loaned securities and received U.S. Government securities and cash collateral for the loan. This cash was invested in repurchase agreements as shown in the Schedules of Investments. The aggregate market value of the collateral shown below includes non-cash U.S Treasury securities.

	Market Value of	Market Value	Value of
Portfolio	Loaned Securities	of Collateral	Non-cash Collateral
Large Capitalization Value	$1,406,969	$1,457,341	$1,457,341
Large Capitalization Growth	806,498	822,714	822,714
Mid Capitalization	377,823	391,862	391,862
Small Capitalization	1,151,234	1,187,028	1,098,174
International Equity	151,181	154,218	154,218
Technology & Communications	1,402,902	1,435,999	1,435,999

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

At February 28, 2021, the percentage of total investment income the Portfolios received from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

Percentage of Total
Portfolio	Investment Income
Large Capitalization Value	0.07%
Large Capitalization Growth	0.40%
Mid Capitalization	0.31%
Small Capitalization	1.76%
International Equity	0.23%
Health & Biotechnology	1.56%
Technology & Communications	0.29%
Investment Quality Bond	0.02%

3.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; 0.475% for U.S. Government Money Market; 0.90% for Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, and Aggressive Balanced Allocation.

For the six months ended February 28, 2021, the Manager waived $30,421 for International Equity, $7,300 for Energy & Basic Materials, $6,123 for Financial Services, $ 3,149 for Municipal Bond, $36,047 for U.S. Government Money Market, $5,111 for Aggressive Balanced Allocation, $9,529 for Conservative Balanced Allocation, $6,320 for Moderate Balanced Allocation, $5,209 for Moderately Aggressive Balanced Allocation, and $5,559 for Moderately Conservative Balanced Allocation.

(b) Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

Certain employees of GFS and NLCS are also officers of the Trust, and are not paid any fees directly by the Trust for serving in such capacity.

(c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation Class A shares) and 1.00% of the average daily net assets of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the six months ended February 28, 2021 the Distributor waived $1,049 in fees for the Municipal Bond Portfolio and $5,737 in fees for the U.S. Government Money Market Portfolio.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I shares are offered at net asset value.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

For the six months ended February 28, 2021, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

	Distributor Sales Charges	CDSC’s
Portfolio	Class A	Class C
Large Capitalization Value	$—	$1
Large Capitalization Growth	3,980	71
Mid Capitalization	217	—
Small Capitalization	—	—
International Equity	—	—
Health & Biotechnology	330	—
Technology & Communications	7,813	32
Energy & Basic Materials	2,246	—
Financial Services	2,031	—
Investment Quality Bond	225	—
Municipal Bond	—	—
U.S Government Money Market	—	2
Aggressive Balanced Allocation	—	—
Moderate Balanced Allocation	608	—
Conservative Balanced Allocation	—	61
Moderately Aggressive Balanced Allocation	—	—
Moderately Conservative Balanced Allocation	—	10

(d) The Trust and the Manager have entered into Excess Expense Agreements (the “Expense Agreements”). In connection with the Expense Agreements, the Manager is currently voluntarily waiving, all or a portion of its management fees and/or assuming certain other operating expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at February 28, 2021, for each portfolio were: 3.00%, 3.60% and 2.60% for Class A, C and I shares, respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, and Small Capitalization; 1.65%, 2.25% and 1.25% for Class A, C and I shares, respectively, of International Equity; 2.30%, 2.90% and 1.90%, for Class A, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75% and 1.75% for Class A, C and I shares, respectively, of U.S. Government Money Market; 3.40%, 4.00% and 3.00% for Class A, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services. For the Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation the Manager is waiving all or a portion of its management fees and/or assuming certain operating expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) the expense caps are 1.24%, 0.99% and 1.99% for Classes A, I and C shares respectively. Under the terms of the Expense Agreements, the Manager is permitted to seek reimbursement from the Portfolios, subject to limitations, for fees they waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice, except for the Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation which shall continue through December 31, 2021.

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	8/31/2021	8/31/2022	8/31/2023
International Equity	26,037	35,063	30,421
Energy & Basic Materials	11,040	1,176	7,300
Financial Services	8,438	5,723	6,123
Investment Quality Bond	21,839	—	—
Municipal Bond	21,167	11,221	9,326
U.S. Government Money Market	7,716	334	156
Aggressive Balanced Allocation	9,362	14,174	9,335
Conservative Balanced Allocation	6,975	14,354	19,169
Moderate Balanced Allocation	6,952	9,835	12,115
Moderately Aggressive Balanced Allocation	6,776	7,186	8,273
Moderately Conservative Balanced Allocation	7,446	12,132	10,326

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement. For the six months ended 28, 2021, the amount received by the participating Portfolios under this arrangement was as follows: Large Cap Value, $5,892; Health & Biotechnology, $585; and Technology & Communications, $1,777. These amounts are included with the realized gain/loss for each Portfolio in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

(f) Affiliated Investments — Companies which are affiliates of the Portfolios at February 28, 2021, are noted in the Portfolio’s Schedule of Investments. A summary of the investments in the affiliated investments are detailed below:

					Change in
					Unrealized
	Value at			Realized Gain	Appreciation		Value at	Shares at
Affiliated Holding	8/31/2020	Purchases	Sales	(Loss)	(Depreciation)	Income	2/28/2021	2/28/2021
Aggressive Balanced Allocation
James Alpha Global Real Estate Investments Portfolio, CL I	$20,027.00	1,126	$(23,879)	$7,989.00	$(5,263)	$1,126	$—	—
James Alpha Macro Portfolio, Cl I	42,339	—	(46,505)	2,376	1,790	—	—	—
James Alpha Multi Strategy Alternative Income Portfolio, CL I	17,122	1,368	(18,705)	521	(306)	1,367	—	—
Saratoga Energy & Basic Materials Portfolio, CL I	11,660	10,523	—	—	2,640	240	24,823	2,460
Saratoga Health & Biotechnology Portfolio, CL I	28,068	9,273	—	—	(1,778)	3,145	35,563	1,654
Saratoga Large Capitalization Growth Portfolio, Cl I	220,474	18,846	(107,286)	5,116	(9,887)	18,846	127,263	4,571
Saratoga Large Capitalization Value Portfolio, Cl I	—	146,906	—	—	13,850	—	160,756	5,656
Saratoga Mid Capitalization Portfolio, CL I	69,018	26,302	—	—	10,121	6,597	105,441	7,976
Saratoga Technology & Communications Portfolio, CL I	33,980	3,907	—	—	(1,877)	3,907	36,010	1,212
Conservative Balanced Allocation
James Alpha Macro Portfolio, CL I	68,656	—	(73,841)	814	4,371	—	—	—
Saratoga Large Capitalization Growth Portfolio	574,323	103,543	(333,357)	39,808	(52,048)	51,166	332,269	11,935
Saratoga Large Capitalization Value Portfolio, Cl I	—	383,872	(8,852)	909	43,047		418,976	14,742
Saratoga Mid Capitalization Portfolio, CL I	120,525	138,729	—	—	18,935	14,317	278,189	21,043
Moderate Balanced Allocation
James Alpha Global Real Estate Investments Portfolio, CL I	20,543	1,128	(24,365)	7,963	(5,269)	1,128	—	—
James Alpha Macro Portfolio, CL I	35,022	—	(38,147)	(253)	3,378	—	—	—
James Alpha Multi Strategy Alternative Income Portfolio, CL I	25,397	1,981	(27,688)	1,821	(1,511)	1,980	—	—
Saratoga Energy & Basic Materials Portfolio, CL I	16,146	4,268	(801)	(651)	4,077	315	23,039	2,283
Saratoga Health & Biotechnology Portfolio, CL I	32,846	3,549	(1,201)	(133)	(1,847)	3,549	33,214	1,545
Saratoga Large Capitalization Growth Portfolio, CL I	391,118	32,611	(184,644)	9,022	(17,142)	32,611	230,965	8,296
Saratoga Large Capitalization Value Portfolio, Cl I	—	266,431	—	—	26,758	—	293,189	10,316
Saratoga Mid Capitalization Portfolio, CL I	158,935	16,480	(6,008)	(639)	23,365	14,643	192,133	14,534
Saratoga Technology & Communications Portfolio, CL I	37,332	4,184	(935)	305	(2,322)	4,184	38,564	1,298
Moderately Aggressive Balanced Allocation
James Alpha Global Real Estate Investments Portfolio, CL I	12,159	684	(14,498)	4,850	(3,195)	683	—	—
James Alpha Macro Portfolio, Cl I	25,822	—	(28,363)	691	1,850	—	—	—
James Alpha Multi Strategy Alternative Income Portfolio, CL I	11,571	924	(12,641)	559	(413)	924	—	—
Saratoga Energy & Basic Materials Portfolio, CL I	13,889	285	—	—	3,145	286	17,319	1,716
Saratoga Health & Biotechnology Portfolio, CL I	20,081	2,250	—	—	(1,272)	2,250	21,059	979
Saratoga Large Capitalization Growth Portfolio, CL I	180,652	15,442	(79,968)	4,329	(8,238)	15,442	112,217	4,031
Saratoga Large Capitalization Value Portfolio, Cl I	—	128,977	—	—	13,280	—	142,257	5,006
Saratoga Mid Capitalization Portfolio, CL I	82,495	7,885	—	—	12,097	7,885	102,477	7,752
Saratoga Technology & Communications Portfolio, CL I	20,574	2,366	—	—	(1,137)	2,366	21,803	734
Moderately Conservative Balanced Allocation
James Alpha Macro Portfolio, Cl I	35,203	—	(35,122)	(2,070)	1,989	—	—	—
Saratoga Large Capitalization Growth Portfolio, Cl I	248,577	18,141	(153,672)	5,755	(11,299)	18,142	107,502	3,861
Saratoga Large Capitalization Value Portfolio, Cl I	—	123,521	(2,851)	293	13,852	—	134,815	4,744
Saratoga Mid Capitalization Portfolio, CL I	100,880	7,703	(28,972)	(1,078)	15,099	7,703	93,632	7,083

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

4.	INVESTMENT TRANSACTIONS

(a) For the six months ended February 28, 2021, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$8,767,648	$7,747,385
Large Capitalization Growth	7,629,226	11,679,454
Mid Capitalization	2,295,033	2,926,651
Small Capitalization	3,048,778	3,709,230
International Equity	3,909,315	6,059,999
Health & Biotechnology	2,669,566	4,482,630
Technology & Communications	5,224,758	14,625,752
Energy & Basic Materials	703,365	692,838
Financial Services	825,919	885,745
Investment Quality Bond	1,318,645	1,563,215
Municipal Bond	535,479	536,709
Aggressive Balanced Allocation	496,382	427,770
Conservative Balanced Allocation	1,842,268	1,431,670
Moderate Balanced Allocation	857,893	723,337
Moderately Aggressive Balanced Allocation	382,770	329,901
Moderately Conservative Balanced Allocation	505,062	585,660

(b) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

(c) Certain Portfolios may enter into futures contracts. The Portfolios are subject to equity price risk in the normal course of pursuing their investment objective. To manage equity price risk, the Portfolios may enter into futures contracts. Upon entering into a futures contract with a broker, the Portfolios are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Portfolios receive from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Portfolios recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Portfolios’ portfolio of investments.

(d) Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

(e) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Portfolios segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

(f) Short Sales – Certain portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

(g) Other Investment Companies or Exchange Traded Funds – Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

The following table presents the Portfolios’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of February 28, 2021.

Gross Amounts not offset in the
(Consolidated) Statements of Assets
and Liabilities
Gross Amounts Recognized
	in (Consolidated)	Financial
	Statements of Assets and	Instruments	Cash Collateral	Net Amount
	Liabilities	Pledged	Pledged	of Assets
Small Capitalization
Description of Liability Securities Loaned	$137,876	$137,876	$—	$—

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

5.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $0.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares		Class C Shares
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020
Large Capitalization Value
Issued	90,317	52,810	64	1,519	—	447
Redeemed	(53,473)	(131,904)	(193)	(3,383)	(2,236)	(8,555)
Reinvested from Dividends	—	—	—	—	—	—
Net Increase (Decrease) in Shares	36,844	(79,094)	(129)	(1,864)	(2,236)	(8,108)
Large Capitalization Growth
Issued	33,311	79,965	2,742	6,287	2,418	12,145
Redeemed	(229,802)	(231,449)	(8,347)	(11,005)	(19,152)	(104,752)
Reinvested from Dividends	80,066	140,895	5,039	7,046	25,646	47,052
Net Increase (Decrease) in Shares	(116,425)	(10,589)	(566)	2,328	8,912	(45,555)
Mid Capitalization
Issued	49,950	67,723	439	834	—	435
Redeemed	(63,637)	(127,848)	(6,668)	(14,672)	(140)	(12,664)
Reinvested from Dividends	57,113	2,686	11,713	16	946	—
Net Increase (Decrease) in Shares	43,426	(57,439)	5,484	(13,822)	806	(12,229)
Small Capitalization
Issued	59,749	70,315	103	1,070	—	810
Redeemed	(144,371)	(145,254)	(696)	(2,456)	(256)	(18,401)
Reinvested from Dividends	—	150	—	—	—	—
Net Increase (Decrease) in Shares	(84,622)	(74,789)	(593)	(1,386)	(256)	(17,591)
International Equity
Issued	37,715	37,715	130	130	190	190
Redeemed	(282,489)	(282,489)	(13,032)	(13,032)	(1,247)	(1,247)
Reinvested from Dividends	16,979	16,979	667	667	—	—
Net Increase (Decrease) in Shares	(227,795)	(227,795)	(12,235)	(12,235)	(1,057)	(1,057)
Health & Biotechnology
Issued	24,372	24,372	9,802	9,802	4,828	4,828
Redeemed	(70,998)	(70,998)	(47,139)	(47,139)	(10,496)	(10,496)
Reinvested from Dividends	11,781	11,781	11,372	11,372	2,745	2,745
Net Increase (Decrease) in Shares	(34,845)	(34,845)	(25,965)	(25,965)	(2,923)	(2,923)
Technology & Communications
Issued	184,609	184,609	34,611	34,611	29,967	29,967
Redeemed	(370,707)	(370,707)	(174,268)	(174,268)	(78,314)	(78,314)
Reinvested from Dividends	40,933	40,933	31,062	31,062	24,746	24,746
Net Increase (Decrease) in Shares	(145,165)	(145,165)	(108,595)	(108,595)	(23,601)	(23,601)
Energy & Basic Materials
Issued	41,689	41,689	7,513	7,513	5	5
Redeemed	(23,919)	(23,919)	(24,126)	(24,126)	(332)	(332)
Net Increase (Decrease) in Shares	17,770	17,770	(16,613)	(16,613)	(327)	(327)
Financial Services
Issued	23,530	23,530	6,033	6,033	7	7
Redeemed	(34,106)	(34,106)	(1,007)	(1,007)	(991)	(991)
Reinvested from Dividends	2,907	2,907	236	236	18	18
Net Increase (Decrease) in Shares	(7,669)	(7,669)	5,262	5,262	(966)	(966)
Investment Quality Bond
Issued	146,680	146,680	144	144	757	757
Redeemed	(150,020)	(150,020)	(699)	(699)	(7,587)	(7,587)
Reinvested from Dividends	3,522	3,522	62	62	15	15
Net Increase (Decrease) in Shares	182	182	(493)	(493)	(6,815)	(6,815)

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

	Class I Shares		Class A Shares		Class C Shares
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020
Municipal Bond
Issued	11,621	142	76	262	76	847
Redeemed	(4,928)	(6,131)	(74)	—	(78)	(4,768)
Reinvested from Dividends	26	58	4	9	2	6
Net Increase (Decrease) in Shares	6,719	(5,931)	6	271	—	(3,915)
U.S. Government Money Market
Issued	2,076,033	2,742,172	6,515	387,591	154,818	710,399
Redeemed	(1,067,736)	(3,536,706)	(14,959)	(324,265)	(79,450)	(777,072)
Reinvested from Dividends	271	12,736	19	246	8	29
Net Increase (Decrease) in Shares	1,008,568	(781,798)	(8,425)	63,572	75,376	(66,644)
Aggressive Balanced Allocation
Issued	1,303	4,280	418	—	15	5,703
Redeemed	(296)	(2,481)	(452)	—	—	—
Reinvested from Dividends	1,188	2,250	— **	15	204	383
Net Increase (Decrease) in Shares	2,195	4,049	(34)	15	219	6,086
Conservative Balanced Allocation
Issued	30,922	37,439	—	—	3,359	8,969
Redeemed	(22,568)	(43,322)	—	—	(3,305)	(24,500)
Reinvested from Dividends	742	5,393	8	102	—	2,183
Net Increase (Decrease) in Shares	9,096	(490)	8	102	54	(13,348)
Moderate Balanced Allocation
Issued	1,079	16,136	847	3,289	1,338	38,512
Redeemed	—	(1,344)	(181)	(185)	(5,461)	(32,042)
Reinvested from Dividends	1,249	2,503	37	108	286	1,178
Net Increase (Decrease) in Shares	2,328	17,295	703	3,212	(3,837)	7,648
Moderately Aggressive Balanced Allocation
Issued	—	14,934	—	1,540	531	346
Redeemed	(2)	(2)	(352)	(99)	(261)	(2,887)
Reinvested from Dividends	910	1,032	21	1	141	351
Net Increase (Decrease) in Shares	908	15,964	(331)	1,442	411	(2,190)
Moderately Conservative Balanced Allocation
Issued	994	5,186	—	—	6,739	1,924
Redeemed	(31,062)	(1,475)	—	—	(705)	(13,622)
Reinvested from Dividends	744	2,355	— **	— **	179	571
Net Increase (Decrease) in Shares	(29,324)	6,066	— **	— **	6,213	(11,127)

**	Amount represents less than 0.5 shares.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at February 28, 2021, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Large Capitalization Value	$14,292,412	$2,650,998	$(256,442)	$2,394,556
Large Capitalization Growth	21,288,823	8,672,508	(145,378)	8,527,130
Mid Capitalization	8,199,772	3,097,794	(71,939)	3,025,855
Small Capitalization	4,687,377	2,280,693	(23,267)	2,257,426
International Equity	6,444,883	781,618	(706,230)	75,388
Health & Biotechnology	10,575,393	2,441,527	(235,689)	2,205,838
Technology & Communications	20,999,503	41,117,390	(265,650)	40,851,740
Energy & Basic Materials	1,152,331	70,865	(178,471)	(107,606)
Financial Services	878,193	258,281	(72,219)	186,062
Investment Quality Bond	4,332,266	203,936	—	203,936
Municipal Bond	626,467	444	(1,057)	(613)
U.S. Government Money Market	6,538,141	—	—	—
Aggressive Balanced Allocation	993,104	67,618	(8,166)	59,452
Conservative Balanced Allocation	2,703,397	111,673	(14,440)	97,233
Moderate Balanced Allocation	1,821,870	115,620	(20,223)	95,397
Moderately Aggressive Balanced Allocation	858,529	67,447	(7,766)	59,681
Moderately Conservative Balanced Allocation	842,433	46,117	(193)	45,924

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2020 was as follows:

For fiscal year ended	Ordinary	Tax Exempt	Long-Term	Return of
8/31/2020	Income	Income	Capital Gains	Capital	Total
Large Capitalization Value	$—	$—	$—	$—	$—
Large Capitalization Growth	—	—	4,230,956	81,227	4,312,183
Mid Capitalization	35,570	—	—	—	35,570
Small Capitalization	930	—	—	80	1,010
International Equity	191,876	—	—	—	191,876
Health & Biotechnology	—	—	574,676	—	574,676
Technology & Communications	—	—	2,296,441	—	2,296,441
Energy & Basic Materials	2,901	—	—	—	2,901
Financial Services	—	—	31,534	—	31,534
Investment Quality Bond	36,658	—	—	—	36,658
Municipal Bond	58	614	—	—	672
U.S. Government Money Market	13,586	—	—	—	13,586
Aggressive Balanced Allocation	16,903	—	10,215	—	27,118
Conservative Balanced Allocation	56,032	—	22,797	6,624	85,453
Moderate Balanced Allocation	25,097	—	14,052	—	39,149
Moderately Aggressive Balanced Allocation	13,403	—	779	—	14,182
Moderately Conservative Balanced Allocation	23,346	—	9,736	—	33,082

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

The tax character of dividends paid during the period ended August 31, 2019 was as follows:

For fiscal year ended	Ordinary	Tax Exempt	Long-Term	Return of
8/31/2019	Income	Income	Capital Gains	Capital	Total
Large Capitalization Value	$972,453	$—	$—	$—	$972,453
Large Capitalization Growth	668,949	—	7,028,278	—	7,697,227
Mid Capitalization	177,674	—	983,364	—	1,161,038
Small Capitalization	58,581	—	774,167	—	832,748
International Equity	61,912	—	—	—	61,912
Health & Biotechnology	—	—	2,723,166	—	2,723,166
Technology & Communications	—	—	2,232,550	—	2,232,550
Energy & Basic Materials	—	—	—	—	—
Financial Services	—	—	221,706	—	221,706
Investment Quality Bond	66,738	—	—	—	66,738
Municipal Bond	107	678	—	—	785
U.S. Government Money Market	82,106	—	—	—	82,106
Aggressive Balanced Allocation	15,790	—	—	—	15,790
Conservative Balanced Allocation	24,376	—	—	—	24,376
Moderate Balanced Allocation	17,091	—	—	—	17,091
Moderately Aggressive Balanced Allocation	10,127	—	278	—	10,405
Moderately Conservative Balanced Allocation	19,196	—	—	—	19,196

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of distributions in excess, and net operating losses and short-term capital gains, reclassification of Fund distributions and adjustments for nondeductible payments resulted in reclassification for the tax year ended August 31, 2020 as follows:

	Paid	Distributable
	In	or Accumulated
	Capital	Earnings (Loss)
Large Capitalization Value	$(1,155)	$1,155
Large Capitalization Growth	(117,286)	117,286
Mid Capitalization	722	(722)
Small Capitalization	(7,435)	7,435
International Equity	(14,943)	14,943
Health & Biotechnology	—	—
Technology & Communications	(337,786)	337,786
Energy & Basic Materials	—	—
Financial Services	(10,439)	10,439
Investment Quality Bond	—	—
Municipal Bond	—	—
U.S. Government Money Market	—	—
Aggressive Balanced Allocation	—	—
Conservative Balanced Allocation	—	—
Moderate Balanced Allocation	—	—
Moderately Aggressive Balanced Allocation	—	—
Moderately Conservative Balanced Allocation	—	—

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

As of each of the Portfolio’s tax year-ended August 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Large Capitalization Value	—	—	(21,477)	(17,087)	—	720,412	681,848
Large Capitalization Growth	—	—	(24,977)	—	—	9,514,052	9,489,075
Mid Capitalization	66,741	583,362	—	—	—	1,420,090	2,070,193
Small Capitalization	—	—	(186,752)	(410,539)	—	1,197,227	599,936
International Equity	72,308	—	(92,465)	(2,998,709)	14,943	76,625	(2,927,298)
Health & Biotechnology	24,141	1,457,381	—	—	—	2,205,838	3,687,360
Technology & Communications	—	5,883,288	(261,643)	—	—	40,851,740	46,473,385
Energy & Basic Materials	16,432	—	(272,038)	(887,317)	—	(107,598)	(1,250,521)
Financial Services	—	4,452	(3,800)	—	—	186,062	186,714
Investment Quality Bond	8,659	—	—	(14,907)	—	203,936	197,688
Municipal Bond	—	—	(736)	(22,793)	—	10,569	(12,960)
U.S. Government Money Market	818	—	—	—	(2)	—	816
Aggressive Balanced Allocation	—	6,364	—	—	—	26,190	32,554
Conservative Balanced Allocation	—	—	(15,891)	—	—	98,938	83,047
Moderate Balanced Allocation	—	10,233	(1,277)	—	—	50,802	59,758
Moderately Aggressive Balanced Allocation	—	7,201	—	—	—	31,763	38,964
Moderately Conservative Balanced Allocation	—	10,162	(297)	—	—	28,598	38,463

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales, adjustments for a wholly owned subsidiary, mark-to-market on open forward foreign currency contracts, futures and swap contracts, passive foreign investment companies and adjustments for partnerships, real estate investment trusts, perpetual bond securities, trust preferred securities, accrued dividends payable and dividends payable on foreign tax passthrough and C-Corporations adjustments. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $8 and $(1,237) for the Energy & Basic Materials Portfolio and International Equity Portfolio respectively

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Late Year
Losses
Large Capitalization Value	$21,477
Large Capitalization Growth	24,977
Mid Capitalization	—
Small Capitalization	22,094
International Equity	—
Health & Biotechnology	—
Technology & Communications	261,643
Energy & Basic Materials	—
Financial Services	3,800
Investment Quality Bond	—
Municipal Bond	—
U.S. Government Money Market	—
Aggressive Balanced Allocation	—
Conservative Balanced Allocation	601
Moderate Balanced Allocation	1,277
Moderately Aggressive Balanced Allocation	—
Moderately Conservative Balanced Allocation	297

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such capital losses as follows:

Post October
Losses
Large Capitalization Value	$—
Large Capitalization Growth	—
Mid Capitalization	—
Small Capitalization	164,658
International Equity	92,465
Health & Biotechnology	—
Technology & Communications	—
Energy & Basic Materials	272,038
Financial Services	—
Investment Quality Bond	—
Municipal Bond	736
U.S. Government Money Market	—
Aggressive Balanced Allocation	—
Conservative Balanced Allocation	15,290
Moderate Balanced Allocation	—
Moderately Aggressive Balanced Allocation	—
Moderately Conservative Balanced Allocation	—

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the Investment Quality Bond Portfolio will be directly affected by the performance of the Vanguard Short-Term Bond Index Fund – Admiral Shares. The financial statements of the Vanguard Short Term Tax Exempt Fund – Admiral Shares, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of February 28, 2021, the percentage of net assets invested in the Vanguard Short-Term Bond Index Fund – Admiral Shares was 57.1%.

The performance of the Municipal Bond Portfolio will be directly affected by the performance of the JPMorgan Ultra-Short Municipal Fund - Class I. The financial statements of the JPMorgan Ultra-Short Municipal Fund - Class I, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of February 28, 2021, the percentage of net assets invested in the JPMorgan Ultra-Short Municipal Fund - Class I was 78.3%.

The performance of the Conservative Balanced Allocation Portfolio will be directly affected by the performance of the Vanguard Ultra-Short-Term Bond Fund – Admiral Class. The financial statements of the Vanguard Ultra-Short-Term Bond Fund, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of February 28, 2021, the percentage of net assets invested in the Vanguard Ultra-Short-Term Bond Fund was 32.5%.

The performance of the Conservative Balanced Allocation Portfolio will be directly affected by the performance of the Dreyfus Institutional Preferred Government Money Market – Institutional Class. The financial statements of the Dreyfus Institutional Preferred Government Money Market – Institutional Class, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of February 28, 2021, the percentage of net assets invested in the Dreyfus Institutional Preferred Government Money Market – Institutional Class was 25.3%.

The performance of the Moderate Balanced Allocation Portfolio will be directly affected by the performance of the Dreyfus Institutional Preferred Government Money Market – Institutional Class. The financial statements of the Dreyfus Institutional Preferred Government Money Market – Institutional Class, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of February 28, 2021, the percentage of net assets invested in the Dreyfus Institutional Preferred Government Money Market – Institutional Class was 27.6%.

The performance of the Moderately Conservative Balanced Allocation Portfolio will be directly affected by the performance of the Vanguard Ultra-Short-Term Bond Fund – Admiral Class. The financial statements of the Vanguard Ultra-Short-Term Bond Fund, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of February 28, 2021, the percentage of net assets invested in the Vanguard Ultra-Short-Term Bond Fund was 32.5%.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)(Continued)

9.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of February 28, 2021, the below entities held more than 25% of the voting securities for each of the Funds listed.

			National		First		Wells Fargo
	UBS Wealth	Denis	Financial	Pershing,	National	Mid Atlantic Trust	Clearing	TD Ameritrade	Charles Schwab
	Management *	Nayden	Services *	LLC *	Bank *	Company FBO *	Services *	Trust Company *	& Co., Inc.
International Equity	—	—	—	—	47.03%	—	—	—	—
Energy & Basic Materials	—	—	—	—	45.31%	—	—	—	—
Financial Services	—	—	—	—	53.63%	—	—	—	—
Investment Quality Bond	—	—	—	—	88.04%	—	—	—	—
Large Cap Value	—	—	—	—	25.61%	—	—	—	—
Large Cap Growth	—	—	—	—	29.91%	—	—	—	—
Small Cap	—	—	—	—	50.59%	—	—	—	—
Mid Cap	—	—	—	—	41.12%	—	—	—	—

U.S. Government Money Market	—	—	—	—	58.69%	—	—	—	—

Aggressive Balanced Allocation	—	—	—	—	67.46%	29.49%	—	—	—

Conservative Balanced Allocation	—	—	—	26.29%	46.32%	25.88%	—	—	—
Moderate Balanced Allocation
Portfolio	—	—	—	29.00%	41.24%	—	—	—	—
Moderately Aggressive Balanced
Allocation	—	—	—	—	53.06%	43.45%	—	—	—
Moderately Conservative
Balanced Allocation	—	—	—	—	53.88%	28.28%	—	—	—

*	Comprised of multiple investors and accounts

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Large Capitalization Value Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$21.26		$20.25	$21.87	$22.97	$20.23	$21.15
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	—		(0.11)	(0.08)	0.01	(0.02)	0.01
Net realized and unrealized gain (loss)	5.76		1.12	(0.22)	0.69	2.76	(0.48)
Total from investment operations	5.76		1.01	(0.30)	0.70	2.74	(0.47)
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—	—
Distributions from realized gains	—		—	(1.32)	(0.78)	—	(0.45)
Distributions from return of capital	—		—	—	(1.02)	—	—
Total dividends and distributions	—		—	(1.32)	(1.80)	—	(0.45)
Redemption Fees	—		—	—	—	—	—
Net Asset Value, End of Year/Period	$27.02		$21.26	$20.25	$21.87	$22.97	$20.23
Total Return*	27.09%		4.99%	(0.58)%	3.20%	13.54%	(2.15)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$365		$290	$314	$498	$536	$439
Ratio of gross operating expenses to average net assets (2)	1.49	% (4)	1.57%	1.54%	1.61%	1.64%	1.64%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.01	% (4)	(0.55)%	(0.37)%	0.03%	(0.09)%	0.07%
Portfolio Turnover Rate	59	% (5)	82%	87%	100%	65%	79%

	Large Capitalization Growth Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$25.68		$22.38	$29.54	$24.00	$25.58	$26.13
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.07)		(0.11)	(0.09)	(0.11)	(0.11)	0.13
Net realized and unrealized gain (loss)	1.51		7.08	(1.67)	7.20	3.56	2.04
Total from investment operations	1.44		6.97	(1.76)	7.09	3.45	2.17
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	(0.14)	—
Distributions from realized gains	(2.44)		(3.67)	(5.40)	(1.55)	(4.89)	(2.72)
Total dividends and distributions	(2.44)		(3.67)	(5.40)	(1.55)	(5.03)	(2.72)
Redemption Fees	—		—	—	—	—	—
Net Asset Value, End of Year/Period	$24.68		$25.68	$22.38	$29.54	$24.00	$25.58
Total Return*	6.16%		35.40%	(4.75)%	30.78%	16.60%	8.46%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1,176		$1,239	$1,027	$1,783	$1,717	$2,222
Ratio of gross operating expenses to average net assets (3)	1.47	% (4)	1.52%	1.46%	1.54%	1.63%	1.62%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.60	)% (4)	(0.51)%	(0.40)%	(0.41)%	(0.45)%	0.52%
Portfolio Turnover Rate	25	% (5)	74%	90%	74%	97%	160%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Value Portfolio:

1.49	% (4)	1.57%	1.54%	1.61%	1.64%	1.64%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

1.47	% (4)	1.52%	1.46%	1.54%	1.63%	1.62%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Mid Capitalization Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$10.30		$10.39	$12.12	$11.66	$11.88	$12.93
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.02)		(0.01)	0.02	(0.01)	—	(0.06)
Net realized and unrealized gain (loss)	2.43		(0.08)	(0.59)	1.43	0.68	(0.41)
Total from investment operations	2.41		(0.09)	(0.57)	1.42	0.68	(0.47)
Dividends and Distributions:
Dividends from net investment income	—		— **	(0.01)	(0.01)	—	—
Distributions from realized gains	(1.07)		—	(1.15)	(0.95)	(0.90)	(0.58)
Distributions from return of capital	—		—	—	—	—	—
Total dividends and distributions	(1.07)		—	(1.16)	(0.96)	(0.90)	(0.58)
Redemption Fees	—		—	—	—	—	— **
Net Asset Value, End of Year/Period	$11.64		$10.30	$10.39	$12.12	$11.66	$11.88
Total Return*	24.11%		(0.85)%	(3.49)%	12.76%	6.02%	(3.44)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1,533		$1,301	$1,454	$2,250	$2,288	$2,380
Ratio of gross operating expenses to average net assets (2)	1.77	% (4)	1.86%	1.71%	1.85%	1.99%	2.00%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.36	)% (4)	(0.12)%	0.27%	(0.06)%	0.03%	(0.50)%
Portfolio Turnover Rate	23	% (5)	53%	49%	39%	43%	54%

	Small Capitalization Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$5.83		$5.35	$7.49	$6.18	$5.31	$8.58
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)		(0.04)	(0.02)	(0.04)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	2.20		0.52	(1.21)	1.35	0.94	0.05
Total from investment operations	2.17		0.48	(1.23)	1.31	0.87	(0.00)
Dividends and Distributions:
Distributions from realized gains	—		—	(0.91)	—	—	(3.27)
Total dividends and distributions	—		—	(0.91)	—	—	(3.27)
Redemption Fees	—		—	—	—	—	—
Net Asset Value, End of Year/Period	$8.00		$5.83	$5.35	$7.49	$6.18	$5.31
Total Return*	37.22	% #	8.97%	(15.76)%	21.20%	16.38%	1.32%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$67		$52	$55	$50	$45	$9
Ratio of gross operating expenses to average net assets (3)	1.83	% (4)	2.08%	1.88%	1.94%	2.29%	2.13%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.75	)% (4)	(0.83)%	(0.54)%	(0.60)%	(1.23)%	(0.86)%
Portfolio Turnover Rate	51	% (5)	101%	90%	115%	127%	112%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

1.77	% (4)	1.86%	1.71%	1.85%	1.99%	2.00%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Small Cap Portfolio:

1.83	% (4)	2.08%	1.88%	1.94%	2.29%	2.13%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	International Equity Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,		August 31,	August 31,	August 31,
	(Unaudited)		2020	2019		2018	2017	2016
Net Asset Value, Beginning of Year/Period	$8.91		$8.91	$10.22		10.54	$9.38	$9.61
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	—		0.06	0.16		(0.06)	(0.03)	0.01
Net realized and unrealized gain (loss)	2.46		0.09	(1.43)		(0.26)	1.19	(0.24)
Total from investment operations	2.46		0.15	(1.27)		(0.32)	1.16	(0.23)
Dividends and Distributions:
Dividends from net investment income	(0.05)		(0.16)	(0.04)		—	— **	— **
Total dividends and distributions	(0.05)		(0.16)	(0.04)		—	—	—
Redemption Fees	—		—	—		—	—	—
Net Asset Value, End of Year/Period	$11.32		$8.90	$8.91		$10.22	$10.54	$9.38
Total Return*	29.93%		1.44%	(12.38	)% #	(3.04)%	12.38%	(2.38)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$118		$252	$361		$349	$31	$27
Ratio of gross operating expenses to average net assets (2)	2.54	% (5)	4.13%	2.02%		2.69%	3.43%	3.05%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.10	)% (5)	1.43%	1.74%		(0.59)%	(0.13)%	0.15%
Portfolio Turnover Rate	30	% (6)	52%	95%		130%	69%	125%

	Health & Biotechnology Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	13-Jul		August 31,	August 31,		August 31,	August 31,	August 31,
	(Unaudited)		2020	2019		2018	2017	2016
Net Asset Value, Beginning of Year/Period	$18.82		$18.82	$25.04		$27.29	$29.51	$30.83
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.07)		(0.07)	(0.09)		(0.15)	(0.19)	(0.17)
Net realized and unrealized gain (loss)	0.96		2.47	(2.07)		2.13	1.08	1.90
Total from investment operations	0.89		2.40	(2.16)		1.98	0.89	1.73
Dividends and Distributions:
Distributions from realized gains	(2.58)		(0.91)	(4.06)		(4.23)	(3.11)	(3.05)
Total dividends and distributions	(2.58)		(0.91)	(4.06)		(4.23)	(3.11)	(3.05)
Redemption Fees	—		—	—		—	—	—
Net Asset Value, End of Year/Period	$17.13		$20.31	$18.82		$25.04	$27.29	$29.51
Total Return*	12.07%		12.76%	(9.51)%		8.43%	4.02%	6.07%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$4,968		$5,294	$5,394		$5,866	$6,704	$7,687
Ratio of gross operating expenses to average net assets (3)	2.26	% (5)	4.65%	2.22%		2.30%	2.33%	2.29%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.80	)% (5)	(0.72)%	(0.42)%		(0.60)%	(0.69)%	(0.57)%
Portfolio Turnover Rate	15	% (6)	21%	13%		13%	12%	19%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the International Equity Portfolio:

1.96	% (5)	1.65%	1.65%	2.47%	3.30%	3.05%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.68% for the year ending August 31, 2015, for the International Equity Portfolio.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

2.26	% (5)	2.22%	2.22%	2.30%	2.33%	2.29%

(5)	Annualized for periods less than one year.

(6)	Not annualized.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Technology & Communications Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$21.86		$21.86	$22.57	$18.97	$16.77	$16.11
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.15)		(0.19)	(0.06)	(0.18)	(0.15)	(0.04)
Net realized and unrealized gain	(1.07)		7.54	0.23	5.37	3.85	2.60
Total from investment operations	(1.22)		7.35	0.17	5.19	3.70	2.56
Dividends and Distributions:
Distributions from realized gains	(0.97)		(0.97)	(0.88)	(1.59)	(1.50)	(1.90)
Total dividends and distributions	(0.97)		(0.97)	(0.88)	(1.59)	(1.50)	(1.90)
Redemption Fees	—		—	—	—	—	— **
Net Asset Value, End of Year/Period	$19.67		$28.24	$21.86	$22.57	$18.97	$16.77
Total Return*	38.01%		34.74%	1.29%	28.88%	23.49%	17.28%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$18,657		$19,042	$17,113	$17,671	$15,860	$15,289
Ratio of gross operating expenses to average net assets (2)	2.06	% (5)	2.08%	2.08%	2.15%	2.21%	2.24%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.23	)% (5)	(0.83)%	(0.31)%	(0.91)%	(0.86)%	(0.23)%
Portfolio Turnover Rate	5	% (6)	10%	2%	1%	16%	37%

	Energy & Basic Materials Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$9.21		$9.21	$13.21	$11.16	$10.57	$10.98
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.02		0.06	—	(0.12)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	1.80		(1.79)	(4.00)	2.17	0.65	(0.40)
Total from investment operations	1.82		(1.73)	(4.00)	2.05	0.59	(0.41)
Redemption Fees	—		—	—	—	—	—
Net Asset Value, End of Year/Period	$10.92		$7.48	$9.21	$13.21	$11.16	$10.57
Total Return*	16.36%		(18.78)%	(30.28)%	18.37%	5.58%	(3.73)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$99		$104	$281	$460	$479	$519
Ratio of gross operating expenses to average net assets (3)	4.12% (5)		3.97%	3.46%	3.93%	3.85%	3.96%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.75% (5)		0.73%	(0.02)%	(0.95)%	(0.52)%	(0.11)%
Portfolio Turnover Rate	32% (6)		63%	45%	61%	54%	134%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Technology & Communications Portfolio:

2.06	% (5)	2.08%	2.08%	2.15%	2.21%	2.24%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

3.40	% (5)	3.40%	3.40%	3.40%	3.40%	3.40%

(4)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.26% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Financial Services Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	2021		August 31,	August 31,	August 31,	August 31,		August 31,
	(Unaudited)		2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year/Period	$8.18		$8.18	$11.22	$9.91	$8.37		$8.16
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.05)		(0.08)	(0.10)	(0.19)	(0.14)		(0.10)
Gain from trade error	—		—	—	—	0.13		—
Net realized and unrealized gain (loss)	2.11		(0.70)	(1.26)	1.50	1.55		0.31
Total from investment operations	2.06		(0.78)	(1.36)	1.31	1.54		0.21
Redemption Fees	—		—	—	—	—	**	—
Net Asset Value, End of Year/Period	$9.90		$7.19	$8.18	$11.22	$9.91		$8.37
Total Return*	20.72%		(9.99)%	(11.21)%	13.22%	18.40	% +	2.57%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$213		$123	$96	$113	$126		$121
Ratio of gross operating expenses to average net assets (2)	3.71	% (4)	3.96%	3.82%	3.83%	3.88%		4.16%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.76	)% (4)	(1.04)%	(1.12)%	(1.68)%	(1.54)%		(1.21)%
Portfolio Turnover Rate	32	% (5)	71%	67%	52%	55%		73%

	Investment Quality Bond Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	2021		August 31,	August 31,	August 31,	August 31,		August 31,
	(Unaudited)		2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year/Period	$9.54		$9.54	$9.30	$9.58	$9.70		$9.65
Income (Loss) from Investment Operations:
Net investment income (1)	—		0.03	0.08	0.07	0.05		0.05
Net realized and unrealized gain (loss)	(0.09)		0.23	0.25	(0.21)	(0.08)		0.14
Total from investment operations	(0.09)		0.26	0.33	(0.14)	(0.03)		0.19
Dividends and Distributions:
Dividends from net investment income	(0.02)		(0.04)	(0.09)	(0.07)	(0.05)		(0.05)
Distributions from realized gains	—		—	—	(0.07)	(0.04)		(0.09)
Total dividends and distributions	(0.02)		(0.04)	(0.09)	(0.14)	(0.09)		(0.14)
Redemption Fees	—		—	—	—	—		—
Net Asset Value, End of Year/Period	$9.43		$9.76	$9.54	$9.30	$9.58		$9.70
Total Return*	1.01%		2.77%	3.63%	(1.52)%	(0.33)%		2.07%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$38		$142	$143	$80	$103		$82
Ratio of gross operating expenses to average net assets (3)	1.69	% (4)	1.78%	1.60%	1.94%	1.85%		1.76%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.08	% (4)	0.31%	0.83%	0.70%	0.57%		0.50%
Portfolio Turnover Rate	69	% (5)	23%	11%	112%	15%		37%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Financial Services Portfolio:

3.40	% (4)	3.40%	3.40%	3.40%	3.40%	3.40%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

1.69	% (4)	1.78%	1.60%	1.39%	1.69%	1.60%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

+	Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 16.93%.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Municipal Bond Portfolio - Class A Shares

	Six Months Ended
	February 28,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2021		August 31,		August 31,		August 31,		August 31,		August 31,
	(Unaudited)		2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year/Period	$8.99		$8.93		$8.90		$9.22		$9.83		$9.68
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)		0.00		0.04		0.03		0.02		0.02
Net realized and unrealized gain (loss)	0.00		0.07		—		(0.30)		(0.23)		0.29
Total from investment operations	(0.03)		0.07		0.04		(0.27)		(0.21)		0.31
Dividends and Distributions:
Dividends from net investment income	(0.00)		(0.01)		(0.01)		(0.05)		(0.02)		(0.02)
Distributions from realized gains	—		—		—		—		(0.38)		(0.14)
Total dividends and distributions	(0.00)		(0.01)		(0.01)		(0.05)		(0.40)		(0.16)
Net Asset Value, End of Year/Period	$8.96		$8.99		$8.93		$8.90		$9.22		$9.83
Total Return*	(0.28	)% #	0.77	% #	0.44	% #	(2.93)%		(2.02)%		3.26%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$78		$78		$75		$1		$1		$10
Ratio of gross operating expenses to average net assets (2)	2.97	% (4)	3.15%		2.96%		4.30%		4.00%		3.34%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.65	)% (4)	0.00%		0.49%		0.32%		0.20%		0.19%
Portfolio Turnover Rate	95	% (5)	22%		2%		104%		48%		142%

	U.S. Government Money Market Portfolio - Class A Shares

	Six Months Ended
	February 28,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2021		August 31,		August 31,		August 31,		August 31,		August 31,
	(Unaudited)		2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year/Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.01		0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—		—
Total from investment operations	0.00	**	0.00	**	0.01		0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.01)		(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.01)		(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Year/Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.01%		0.01	% #	0.70%		0.29%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$381		$390		$326		$460		$275		$211
Ratio of gross operating expenses to average net assets (3)	1.55	% (4)	1.58%		1.64%		1.56%		1.40%		1.34%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.01	% (4)	0.11%		0.70%		0.29%		0.02%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Municipal Bond Portfolio:

1.64	% (4)	1.54%	1.21%	1.53%	1.65%	1.74%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

0.02	% (4)	0.11%	1.63%	1.16%	0.62%	0.23%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Aggressive Balanced Allocation Portfolio - Class A Shares

						For the Period
	Six Months Ended					December 29,
	February 28,		Year Ended	Year Ended		2017 (1) to
	2021		August 31,	August 31,		August 31,
	(Unaudited)		2020	2019		2018
Net Asset Value, Beginning of Year/Period	$10.39		$9.92	$10.43		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	—		0.23	(0.27)		0.04
Net realized and unrealized gain	1.22		0.60	0.04		0.39
Total from investment operations	1.22		0.83	(0.23)		0.43
Dividends and Distributions:
Dividends from net investment income	(0.12)		(0.25)	(0.27)		—
Distributions from realized gains	(0.08)		(0.11)	(0.01)		—
Total dividends and distributions	(0.20)		(0.36)	(0.28)		—
Net Asset Value, End of Year/Period	$11.41		$10.39	$9.92		$10.43
Total Return*	11.84%		8.44%	(2.01)%		4.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$5		$5	$4		$0	^
Ratio of gross operating expenses to average net assets (4)	2.26	% (3)	2.26%	3.03%		3.40	% (3)
Ratio of net operating expenses to average net assets (4)	1.11	% (3)	1.04%	1.04%		0.60	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (4)	0.03	% (3)	2.31%	(2.70)%		0.58	% (3)
Portfolio Turnover Rate	54	% (5)	3%	56%		8	% (5)

	Conservative Balanced Allocation Portfolio - Class A Shares

						For the Period
	Six Months Ended					December 29,
	February 28,		Year Ended	Year Ended		2017 (1) to
	2021		August 31,	August 31,		August 31,
	(Unaudited)		2020	2019		2018
Net Asset Value, Beginning of Year/Period	$10.56		$10.19	$10.33		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.28		0.19	0.19		0.04
Net realized and unrealized gain (loss)	0.43		0.52	(0.14)		0.29
Total from investment operations	0.71		0.71	0.05		0.33
Dividends and Distributions:
Dividends from net investment income	(0.02)		(0.21)	(0.19)		—
Distributions from realized gains	—		(0.10)	(0.00	) **	—
Distributions from return of capital	—		(0.03)	—		—
Total dividends and distributions	(0.02)		(0.34)	(0.19)		—
Net Asset Value, End of Year/Period	$11.25		$10.56	$10.19		$10.33
Total Return*	6.77%		7.10%	0.68%		3.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$36		$34	$31		$0	^
Ratio of gross operating expenses to average net assets (4)	1.92	% (3)	1.85%	2.00%		2.97	% (3)
Ratio of net operating expenses to average net assets (4)	1.11	% (3)	1.04%	0.98%		0.72	% (3)
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	5.18	% (3)	1.91%	1.90%		0.62	% (3)
Portfolio Turnover Rate	80	% (5)	12%	31%		4	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Moderate Balanced Allocation Portfolio - Class A Shares

						For the Period
	Six Months Ended					December 29,
	February 28,		Year Ended	Year Ended		2017 (1) to
	2021		August 31,	August 31,		August 31,
	(Unaudited)		2020	2019		2018
Net Asset Value, Beginning of Year/Period	$10.67		$10.15	$10.43		$10.00
Income from Investment Operations:
Net investment income (2)	0.40		0.31	0.34		0.04
Net realized and unrealized gain (loss)	0.61		0.55	(0.34)		0.39
Total from investment operations	1.01		0.86	0.00		0.43
Dividends and Distributions:
Dividends from net investment income	(0.05)		(0.23)	(0.28)		—
Distributions from realized gains	(0.07)		(0.11)	(0.00	) **	—
Total dividends and distributions	(0.12)		(0.34)	(0.28)		—
Net Asset Value, End of Year/Period	$11.56		$10.67	$10.15		$10.43
Total Return*	9.58%		8.68%	0.31%		4.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$45		$34	$0	^	$0	^
Ratio of gross operating expenses to average net assets (4)	1.94	% (3)	1.95%	1.81%		3.11	% (3)
Ratio of net operating expenses to average net assets (4)	1.11	% (3)	1.04%	1.04%		0.61	% (3)
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	7.28	% (3)	3.03%	3.38%		0.58	% (3)
Portfolio Turnover Rate	56	% (5)	8%	35%		7	% (5)

	Moderately Aggressive Balanced Allocation Portfolio - Class A Shares

						For the Period
	Six Months Ended					December 29,
	February 28,		Year Ended	Year Ended		2017 (1) to
	2021		August 31,	August 31,		August 31,
	(Unaudited)		2020	2019		2018
Net Asset Value, Beginning of Year/Period	$10.46		$9.93	$10.35		$10.00
Income from Investment Operations:
Net investment income (loss) (2)	0.44		(0.05)	0.27		(0.02)
Net realized and unrealized gain (loss)	0.67		0.84	(0.42)		0.37
Total from investment operations	1.11		0.79	(0.15)		0.35
Dividends and Distributions:
Dividends from net investment income	(0.06)		(0.25)	(0.27)		—
Distributions from realized gains	(0.10)		(0.01)	—		—
Total dividends and distributions	(0.16)		(0.26)	(0.27)		—
Net Asset Value, End of Year/Period	$11.41		$10.46	$9.93		$10.35
Total Return *	10.75%		7.93%	(1.18)%		3.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$13		$15	$0	^	$0	^
Ratio of gross operating expenses to average net assets (4)	2.46	% (3)	2.40%	1.63%		3.36	% (3)
Ratio of net operating expenses to average net assets (4)	1.11	% (3)	1.04%	1.04%		0.57	% (3)
Ratio of net investment income (loss) after expenses reimbursement/recoupment to average net assets (4)	8.14	% (3)	(0.49)%	2.81%		(0.28	)% (3)
Portfolio Turnover Rate	48	% (5)	8%	69%		0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Moderately Conservative Balanced Allocation Portfolio - Class A Shares

					For the Period
	Six Months Ended				December 29,
	February 28,		Year Ended	Year Ended	2017 (1) to
	2021		August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018
Net Asset Value, Beginning of Year/Period	$10.36		$9.94	$10.25	$10.00
Income from Investment Operations:
Net investment income (2)	0.37		0.19	0.29	0.02
Net realized and unrealized gain (loss)	0.58		0.58	(0.34)	0.23
Total from investment operations	0.95		0.77	(0.05)	0.25
Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.26)	(0.26)	—
Distributions from realized gains	(0.14)		(0.09)	—	—
Total dividends and distributions	(0.15)		(0.35)	(0.26)	—
Net Asset Value, End of Year/Period	$11.16		$10.36	$9.94	$10.25
Total Return *	9.24%		7.85%	(0.19)%	2.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s) ^	$0		$0	$0	$0
Ratio of gross operating expenses to average net assets (4)	2.41	% (3)	2.10%	2.54%	2.70	% (3)
Ratio of net operating expenses to average net assets (4)	1.11	% (3)	1.04%	1.04%	0.68	% (3)
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	6.89	% (3)	1.93%	2.95%	0.23	% (3)
Portfolio Turnover Rate	74	% (5)	11%	57%	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Large Capitalization Value Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$17.64		$16.91	$18.61	$19.93	$17.66	$18.63
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.05)		(0.20)	(0.17)	(0.10)	(0.13)	(0.10)
Net realized and unrealized gain (loss)	4.76		0.93	(0.21)	0.58	2.40	(0.42)
Total from investment operations	4.71		0.73	(0.38)	0.48	2.27	(0.52)
Dividends and Distributions:
Distributions from realized gains	—		—	(1.32)	(0.78)	—	(0.45)
Distributions from return of capital	—		—	—	(1.02)	—	—
Total dividends and distributions	—		—	(1.32)	(1.80)	—	(0.45)
Redemption Fees	—		—	—	—	—	—
Net Asset Value, End of Year/Period	$22.35		$17.64	$16.91	$18.61	$19.93	$17.66
Total Return*	26.70	% #	4.32%	(1.15)%	2.54%	12.85%	(2.72)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$93		$113	$245	$650	$727	$1,285
Ratio of gross operating expenses to average net assets (2)	2.09	% (4)	2.17%	2.14%	2.22%	2.26%	2.24%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.50)	% (4)	(1.16)%	(1.03)%	(0.54)%	(0.71)%	(0.57)%
Portfolio Turnover Rate	59	% (5)	82%	87%	100%	65%	79%

	Large Capitalization Growth Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$16.76		$15.88	$22.83	$18.98	$21.36	$22.36
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)		(0.16)	(0.17)	(0.20)	(0.19)	(0.03)
Net realized and unrealized gain (loss)	0.93		4.71	(1.38)	5.60	2.83	1.75
Total from investment operations	0.84		4.55	(1.55)	5.40	2.64	1.72
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	(0.13)	—
Distributions from realized gains	(2.44)		(3.67)	(5.40)	(1.55)	(4.89)	(2.72)
Total dividends and distributions	(2.44)		(3.67)	(5.40)	(1.55)	(5.02)	(2.72)
Redemption Fees	—		—	—	—	—	—
Net Asset Value, End of Year/Period	$15.16		$16.76	$15.88	$22.83	$18.98	$21.36
Total Return*	5.84%		34.52%	(5.32)%	29.98%	15.96%	7.82%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$2,556		$2,676	$3,258	$9,960	$8,844	$4,321
Ratio of gross operating expenses to average net assets (3)	2.07	% (4)	2.13%	2.06%	2.14%	2.21%	2.22%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.19)	% (4)	(1.12)%	(0.98)%	(1.00)%	(1.01)%	(0.15)%
Portfolio Turnover Rate	25	% (5)	74%	90%	74%	97%	160%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Value Portfolio:

2.09	% (4)	2.17%	2.14%	2.22%	2.26%	2.24%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

2.07	% (4)	2.13%	2.06%	2.14%	2.21%	2.22%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Mid Capitalization Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$8.34		$8.45	$10.15	$9.96	$10.33	$11.40
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.04)		(0.06)	(0.03)	(0.06)	(0.06)	(0.11)
Net realized and unrealized gain (loss)	1.94		(0.05)	(0.52)	1.20	0.59	(0.38)
Total from investment operations	1.90		(0.11)	(0.55)	1.14	0.53	(0.49)
Dividends and Distributions:
Distributions from realized gains	(1.07)		—	(1.15)	(0.95)	(0.90)	(0.58)
Distributions from return of capital	—		—	—	—	—	—
Total dividends and distributions	(1.07)		—	(1.15)	(0.95)	(0.90)	(0.58)
Redemption Fees	—		—	—	—	—	— **
Net Asset Value, End of Year/Period	$9.17		$8.34	$8.45	$10.15	$9.96	$10.33
Total Return*	23.65%		(1.30)%	(4.10)%	12.06%	5.43%	(4.11)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$162		$141	$246	$672	$989	$1,165
Ratio of gross operating expenses to average net assets (2)	2.37	% (4)	2.46%	2.32%	2.47%	2.61%	2.61%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.95)	% (4)	(0.74)%	(0.34)%	(0.64)%	(0.62)%	(1.12)%
Portfolio Turnover Rate	23	% (5)	53%	49%	39%	43%	54%

	Small Capitalization Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$2.47		$2.28	$3.86	$3.20	$2.77	$6.10
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.02)		(0.03)	(0.02)	(0.04)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	0.93		0.22	(0.65)	0.70	0.49	(0.01)
Total from investment operations	0.91		0.19	(0.67)	0.66	0.43	(0.06)
Dividends and Distributions:
Distributions from realized gains	—		—	(0.91)	—	—	(3.27)
Total dividends and distributions	—		—	(0.91)	—	—	(3.27)
Redemption Fees	—		—	—	—	—	—
Net Asset Value, End of Year/Period	$3.38		$2.47	$2.28	$3.86	$3.20	$2.77
Total Return*	36.84%		8.33%	(16.13)%	20.62%	15.52%	0.69%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1		$1	$41	$242	$215	$498
Ratio of gross operating expenses to average net assets (3)	2.43	% (4)	2.67%	2.43%	2.54%	2.95%	2.81%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.33	)% (4)	(1.43)%	(1.03)%	(1.20)%	(1.88)%	(1.62)%
Portfolio Turnover Rate	51	% (5)	101%	90%	115%	127%	112%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

2.37	% (4)	2.46%	2.32%	2.47%	2.61%	2.61%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Small Cap Portfolio:

2.43	% (4)	2.67%	2.43%	2.54%	2.95%	2.81%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	International Equity Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	2021		August 31,		August 31,		August 31,	August 31,	August 31,
	(Unaudited)		2020		2019		2018	2017	2016
Net Asset Value, Beginning of Year/Period	$7.97		$7.97		$9.14		$9.49	$8.50	$8.76
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.01)		0.01		0.09		(0.03)	(0.08)	(0.02)
Net realized and unrealized gain (loss)	2.20		0.06		(1.26)		(0.32)	1.07	(0.24)
Total from investment operations	2.19		0.07		(1.17)		(0.35)	0.99	(0.26)
Dividends and Distributions:
Dividends from net investment income	—		—		—		—	—	—
Total dividends and distributions	—		—		—		—	—	—
Redemption Fees	—		—		—		—	—	— **
Net Asset Value, End of Year/Period	$10.16		$8.04		$7.97		$9.14	$9.49	$8.50
Total Return*	29.09%		0.63	% #	(12.80	)% #	(3.69)%	11.65%	(2.97)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1		$1		$9		$120	$153	$322
Ratio of gross operating expenses to average net assets (2)	3.46	% (5)	2.69%		2.58%		3.30%	4.20%	3.81%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.93	)% (5)	0.15%		1.13%		(0.27)%	(0.91)%	(0.30)%
Portfolio Turnover Rate	30	% (6)	52%		95%		130%	69%	125%

	Health & Biotechnology Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	2021		August 31,		August 31,		August 31,	August 31,	August 31,
	(Unaudited)		2020		2019		2018	2017	2016
Net Asset Value, Beginning of Year/Period	$14.79		$14.79		$20.70		$20.89	$25.91	$27.59
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.10)		(0.15)		(0.17)		(0.25)	(0.30)	(0.30)
Net realized and unrealized gain (loss)	0.73		1.95		(1.68)		1.78	0.90	1.67
Total from investment operations	0.63		1.80		(1.85)		1.53	0.60	1.37
Dividends and Distributions:
Distributions from realized gains	(2.58)		(0.91)		(4.06)		(4.23)	(3.11)	(3.05)
Total dividends and distributions	(2.58)		(0.91)		(4.06)		(4.23)	(3.11)	(3.05)
Redemption Fees	—		—		—		—	—	— **
Net Asset Value, End of Year/Period	$12.84		$15.68		$14.79		$20.70	$23.40	$25.91
Total Return*	12.16%		12.16%		(10.03)%		7.78%	3.40%	5.42%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$687		$743		$744		$2,186	$2,612	$2,669
Ratio of gross operating expenses to average net assets (3)	2.86	% (5)	2.91%		2.83%		2.90%	2.93%	2.90%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.40	)% (5)	(0.96)%		(1.02)%		(1.20)%	(1.29)%	(1.17)%
Portfolio Turnover Rate	15	% (6)	21%		32%		13%	12%	19%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the International Equity Portfolio:

2.70	% (5)	2.25%	2.25%	2.95%	3.90%	3.81%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.27% for the year ending August 31, 2015, for the International Equity Portfolio.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

2.91	% (5)	2.91%	2.83%	2.90%	2.93%	2.90%

(5)	Annualized for periods less than one year.

(6)	Not annualized.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Technology & Communications Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$17.47		$17.47	$18.34	$15.78	$14.26	$14.05
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.19)		(0.26)	(0.15)	(0.25)	(0.21)	(0.11)
Net realized and unrealized gain	(1.44)		5.95	0.16	4.40	3.23	2.22
Total from investment operations	(1.63)		5.69	0.01	4.15	3.02	2.11
Dividends and Distributions:
Distributions from realized gains	(0.97)		(0.97)	(0.88)	(1.59)	(1.50)	(1.90)
Total dividends and distributions	(0.97)		(0.97)	(0.88)	(1.59)	(1.50)	(1.90)
Redemption Fees	—		—	—	—	—	— **
Net Asset Value, End of Year/Period	$14.87		$22.19	$17.47	$18.34	$15.78	$14.26
Total Return*	37.17%		33.93%	0.68%	28.07%	22.80%	16.54%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$9,362		$9,994	$8,280	$10,996	$8,425	$6,879
Ratio of gross operating expenses to average net assets (2)	2.66	% (5)	2.68%	2.68%	2.75%	2.80%	2.84%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.83	)% (5)	(1.43)%	(0.88)%	(1.50)%	(1.44)%	(0.84)%
Portfolio Turnover Rate	5	% (6)	10%	2%	1%	16%	37%

	Energy & Basic Materials Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$7.64		$7.64	$10.86	$9.23	$8.79	$9.19
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.00		0.03	(0.04)	(0.17)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	1.48		(1.50)	(3.18)	1.80	0.55	(0.33)
Total from investment operations	1.48		(1.47)	(3.22)	1.63	0.44	(0.40)
Redemption Fees	—		—	—	—	—	—
Net Asset Value, End of Year/Period	$9.12		$6.17	$7.64	$10.86	$9.23	$8.79
Total Return*	15.65%		(19.24)%	(29.65)%	17.66%	5.01%	(4.35)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$6		$5	$8	$56	$66	$129
Ratio of gross operating expenses to average net assets (3)	4.73	% (5)	4.66%	4.14%	4.54%	4.54%	4.58%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.18	% (5)	0.41%	(0.41)%	(1.58)%	(1.20)%	(0.78)%
Portfolio Turnover Rate	32	% (6)	63%	45%	61%	54%	134%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Technology & Communications Portfolio:

2.66	% (5)	2.68%	2.68%	2.75%	2.80%	2.84%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

4.00	% (5)	4.00%	4.00%	4.00%	4.00%	4.00%

(4)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.86% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Financial Services Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,		August 31,	August 31,
	(Unaudited)		2020	2019	2018		2017	2016
Net Asset Value, Beginning of Year/Period	$6.95		$6.95	$9.89	$8.78		$7.47	$7.32
Income (Loss) from Investment Operations:
Net investment loss (1)	—		(0.15)	(0.14)	(0.22)		(0.18)	(0.14)
Gain from trade error	—		—	—	—		0.11	—
Net realized and unrealized gain (loss)	0.34		(0.54)	(1.12)	1.33		1.38	0.29
Total from investment operations	0.34		(0.69)	(1.26)	1.11		1.31	0.15
Redemption Fees	—		—	—	—		—	— **
Net Asset Value, End of Year/Period	$6.95		$6.05	$6.95	$9.89		$8.78	$7.47
Total Return*	20.24%		(10.47)%	(11.79)%	12.64	% +	17.54%	2.05%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$0		$0	$7	$68		$64	$124
Ratio of gross operating expenses to average net assets (2)	3.59	% (4)	4.21%	4.35%	4.42%		4.73%	4.81%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.87	)% (4)	(2.04)%	(1.75)%	(2.28)%		(2.13)%	(1.91)%
Portfolio Turnover Rate	32	% (5)	71%	67%	52%		55%	73%

	Investment Quality Bond Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,		August 31,	August 31,
	(Unaudited)		2020	2019	2018		2017	2016
Net Asset Value, Beginning of Year/Period	$9.55		$9.55	$9.32	$9.58		$9.70	$9.66
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.02)		(0.02)	0.01	0.05		0.03	0.03
Net realized and unrealized gain (loss)	3.17		0.23	0.27	(0.20)		(0.09)	0.13
Total from investment operations	3.15		0.21	0.28	(0.15)		(0.06)	0.16
Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.02)	(0.05)	(0.04)		(0.02)	(0.03)
Distributions from realized gains	—		—	—	(0.07)		(0.04)	(0.09)
Total dividends and distributions	(0.01)		(0.02)	(0.05)	(0.11)		(0.06)	(0.12)
Redemption Fees	—		—	—	—		—	—
Net Asset Value, End of Year/Period	$12.69		$9.74	$9.55	$9.32		$9.58	$9.70
Total Return*	0.35%		2.17%	3.04%	(1.56)%		(0.58)%	1.70%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$171		$39	$103	$365		$376	$420
Ratio of gross operating expenses to average net assets (3)	2.28	% (4)	2.39%	2.32%	2.54%		2.46%	2.36%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.52)	% (4)	(0.24)%	0.15%	0.54%		0.37%	0.31%
Portfolio Turnover Rate	23	% (5)	23%	11%	112%		15%	37%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Financial Services Portfolio:

4.00	% (4)	4.00%	4.00%	4.00%	4.00%	4.00%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

2.28	% (4)	2.39%	2.32%	1.56%	1.95%	1.86%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

+	Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 16.06%.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Municipal Bond Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2021		August 31,		August 31,		August 31,		August 31,		August 31,
	(Unaudited)		2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year/Period	$9.08		$9.01		$8.95		$9.26		$9.84		$9.69
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.04)		0.00		0.00	**	0.00	**	0.01		0.01
Net realized and unrealized gain (loss)	(0.00)		0.08		0.07		(0.29)		(0.20)		0.29
Total from investment operations	(0.04)		0.08		0.07		(0.29)		(0.19)		0.30
Dividends and Distributions:
Dividends from net investment income	(0.00)		(0.01)		(0.01)		(0.02)		(0.01)		(0.01)
Distributions from realized gains	—		—		—		—		(0.38)		(0.14)
Total dividends and distributions	(0.00)		(0.01)		(0.01)		(0.02)		(0.39)		(0.15)
Net Asset Value, End of Year/Period	$9.04		$9.08		$9.01		$8.95		$9.26		$9.84
Total Return*	(0.39	)% #	0.88	% #	0.77	% #	(3.16	)% #	(1.81)%		3.17%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$35		$35		$70		$206		$229		$241
Ratio of gross operating expenses to average net assets (2)	3.57	% (4)	3.72%		4.01%		4.80%		4.59%		3.95%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.85	)% (4)	0.00%		0.04%		0.02%		0.13%		0.09%
Portfolio Turnover Rate	95	% (5)	22%		2%		104%		48%		142%

	U.S. Government Money Market Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2021		August 31,		August 31,		August 31,		August 31,		August 31,
	(Unaudited)		2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year/Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—		—
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Year/Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.01%		0.00	% #	0.16%		0.29%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$174		$98		$165		$507		$524		$551
Ratio of gross operating expenses to average net assets (3)	2.16	% (4)	2.18%		2.21%		2.16%		2.00%		1.91%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.01	% (4)	(0.77)%		0.18%		0.28%		0.02%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Municipal Bond Portfolio:

1.84	% (4)	1.55%	1.95%	1.73%	1.85%	2.33%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

0.02	% (4)	1.68%	2.15%	1.16%	0.61%	0.21%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Aggressive Balanced Allocation Portfolio - Class C Shares
						For the Period
	Six Months Ended					December 29,
	February 28,		Year Ended	Year Ended		2017 (1) to
	2021		August 31,	August 31,		August 31,
	(Unaudited)		2020	2019		2018
Net Asset Value, Beginning of Year/Period	$10.34		$9.92	$10.43		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.36		0.07	(0.44)		(0.02)
Net realized and unrealized gain	0.81		0.69	0.21		0.45
Total from investment operations	1.17		0.76	(0.23)		0.43
Dividends and Distributions:
Dividends from net investment income	(0.03)		(0.23)	(0.27)		—
Distributions from realized gains	(0.08)		(0.11)	(0.01)		—
Total dividends and distributions	(0.11)		(0.34)	(0.28)		—
Net Asset Value, End of Year/Period	$11.40		$10.34	$9.92		$10.43
Total Return*	11.31%		7.64%	(2.01)%		4.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$205		$184	$116		$0	^
Ratio of gross operating expenses to average net assets (4)	3.01	% (3)	3.01%	2.54%		3.99	% (3)
Ratio of net operating expenses to average net assets (4)	1.86	% (3)	1.79%	1.79%		1.35	% (3)
Ratio of net investment gain (loss) after expense reimbursement/recoupment to average net assets (4)	6.81	% (3)	0.76%	(4.31)%		(0.31	)% (3)
Portfolio Turnover Rate	54	% (5)	3%	56%		8	% (5)

	Conservative Balanced Allocation Portfolio - Class C Shares
						For the Period
	Six Months Ended					December 29,
	February 28,		Year Ended	Year Ended		2017 (1) to
	2021		August 31,	August 31,		August 31,
	(Unaudited)		2020	2019		2018
Net Asset Value, Beginning of Year/Period	$10.51		$10.18	$10.33		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.23		0.14	(0.27)		(0.03)
Net realized and unrealized gain	0.43		0.51	0.31		0.36
Total from investment operations	0.66		0.65	0.04		0.33
Dividends and Distributions:
Dividends from net investment income	—		(0.19)	(0.19)		—
Distributions from realized gains	—		(0.10)	(0.00	) **	—
Distributions from return of capital	—		(0.03)	(0.00)		—
Total dividends and distributions	—		(0.32)	(0.19)		—
Net Asset Value, End of Year/Period	$11.17		$10.51	$10.18		$10.33
Total Return*	6.28%		6.45%	0.58%		3.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$632		$594	$712		$0	^
Ratio of gross operating expenses to average net assets (4)	2.67	% (3)	2.60%	2.38%		3.71	% (3)
Ratio of net operating expenses to average net assets (4)	1.86	% (3)	1.79%	1.79%		1.47	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (4)	4.34	% (3)	1.39%	(2.60)%		(0.43	)% (3)
Portfolio Turnover Rate	80	% (5)	12%	31%		4	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Moderate Balanced Allocation Portfolio - Class C Shares
						For the Period
	Six Months Ended					December 29,
	February 28,		Year Ended	Year Ended		2017 (1) to
	2021		August 31,	August 31,		August 31,
	(Unaudited)		2020	2019		2018
Net Asset Value, Beginning of Year/Period	$10.61		$10.13	$10.43		$10.00
Income from Investment Operations:
Net investment loss (2)	0.34		0.10	(0.40)		(0.01)
Net realized and unrealized gain	0.62		0.68	0.38		0.44
Total from investment operations	0.96		0.78	(0.02)		0.43
Dividends and Distributions:
Dividends from net investment income	—		(0.19)	(0.28)		—
Distributions from realized gains	(0.07)		(0.11)	(0.00	) **	—
Total dividends and distributions	(0.07)		(0.30)	(0.28)		—
Redemption Fees	—		—	—		—
Net Asset Value, End of Year/Period	$11.50		$10.61	$10.13		$10.43
Total Return*	9.12%		7.83%	0.11%		4.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$501		$502	$402		$0	^
Ratio of gross operating expenses to average net assets (4)	2.69	% (3)	2.70%	2.56%		3.85	% (3)
Ratio of net operating expenses to average net assets (4)	1.86	% (3)	1.79%	1.79%		1.36	% (3)
Ratio of net investment loss after expense reimbursement/recoupment to average net assets (4)	6.30	% (3)	0.96%	(3.98)%		(0.18	)% (3)
Portfolio Turnover Rate	56	% (5)	8%	35%		7	% (5)

	Moderately Aggressive Balanced Allocation Portfolio - Class C Shares
						For the Period
	Six Months Ended					December 29,
	February 28,		Year Ended	Year Ended		2017 (1) to
	2021		August 31,	August 31,		August 31,
	(Unaudited)		2020	2019		2018
Net Asset Value, Beginning of Year/Period	$10.41		$9.91	$10.35		$10.00
Income from Investment Operations:
Net investment income (loss) (2)	0.36		0.19	(0.45)		(0.03)
Net realized and unrealized gain	0.70		0.52	0.28		0.38
Total from investment operations	1.06		0.71	(0.17)		0.35
Dividends and Distributions:
Dividends from net investment income	—		(0.20)	(0.27)		—
Distributions from realized gains	(0.10)		(0.01)	—		—
Total dividends and distributions	(0.10)		(0.21)	(0.27)		—
Net Asset Value, End of Year/Period	$11.37		$10.41	$9.91		$10.35
Total Return *	10.33%		7.13%	(1.38)%		3.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$180		$161	$175		$0	^
Ratio of gross operating expenses to average net assets (4)	3.21	% (3)	3.08%	2.40%		4.18	% (3)
Ratio of net operating expenses to average net assets (4)	1.86	% (3)	1.79%	1.79%		1.32	% (3)
Ratio of net investment income (loss) after expenses reimbursement/recoupment to average net assets (4)	6.69	% (3)	1.88%	(4.40)%		(0.43	)% (3)
Portfolio Turnover Rate	48	% (5)	8%	69%		0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Moderately Conservative Balanced Allocation Portfolio - Class C Shares

						For the Period
	Six Months Ended					December 29,
	February 28,		Year Ended		Year Ended	2017 (1) to
	2021		August 31,		August 31,	August 31,
	(Unaudited)		2020		2019	2018
Net Asset Value, Beginning of Year/Period	$10.28		$9.92		$10.25	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.31		0.15		(0.37)	(0.03)
Net realized and unrealized gain	0.58		0.51		0.30	0.28
Total from investment operations	0.89		0.66		(0.07)	0.25
Dividends and Distributions:
Dividends from net investment income	—		(0.21)		(0.26)	—
Distributions from realized gains	(0.14)		(0.09)		—	—
Total dividends and distributions	(0.14)		(0.30)		(0.26)	—
Net Asset Value, End of Year/Period	$11.03		$10.28		$9.92	$10.25
Total Return *	8.61%		6.72	% #	(0.39)%	2.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$157		$83		$190	$0	^
Ratio of gross operating expenses to average net assets (4)	3.16	% (3)	2.85%		3.29%	3.31	% (3)
Ratio of net operating expenses to average net assets (4)	1.86	% (3)	1.79%		1.79%	1.41	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (4)	5.92	% (3)	1.50%		(3.77)%	(0.51	)% (3)
Portfolio Turnover Rate	74	% (5)	11%		57%	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from September 1, 2020, through February 28, 2021.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 9/1/2020	Value - 2/28/2021	9/1/2020 - 2/28/2021*	[Annualized]
Actual Expenses - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,273.30	$6.14	1.09%
Large Capitalization Value – Class A	1,000.00	1,270.90	8.39	1.49%
Large Capitalization Value – Class C	1,000.00	1,267.00	11.75	2.09%
Large Capitalization Growth – Class I	1,000.00	1,063.80	5.48	1.07%
Large Capitalization Growth – Class A	1,000.00	1,061.60	7.51	1.47%
Large Capitalization Growth – Class C	1,000.00	1,058.40	10.56	2.07%
Mid Capitalization – Class I	1,000.00	1,242.20	7.62	1.37%
Mid Capitalization – Class A	1,000.00	1,241.10	9.84	1.77%
Mid Capitalization – Class C	1,000.00	1,236.50	13.14	2.37%
Small Capitalization – Class I	1,000.00	1,374.80	8.42	1.43%
Small Capitalization – Class A	1,000.00	1,372.20	10.76	1.83%
Small Capitalization – Class C	1,000.00	1,368.40	14.27	2.43%
International Equity – Class I	1,000.00	1,018.20	6.36	1.25%
International Equity – Class A	1,000.00	1,016.00	8.38	1.65%
International Equity – Class C	1,000.00	1,012.60	11.45	2.26%
Health & Biotechnology – Class I	1,000.00	1,072.70	9.89	1.89%
Health & Biotechnology – Class A	1,000.00	1,070.60	11.97	2.29%
Health & Biotechnology – Class C	1,000.00	1,067.40	15.08	2.89%
Technology & Communications – Class I	1,000.00	1,307.00	9.77	1.68%
Technology & Communications – Class A	1,000.00	1,304.40	12.08	2.08%
Technology & Communications – Class C	1,000.00	1,300.70	15.53	2.68%
Energy & Basic Materials – Class I	1,000.00	937.40	14.65	3.00%
Energy & Basic Materials – Class A	1,000.00	935.00	16.58	3.40%
Energy & Basic Materials – Class C	1,000.00	932.00	19.48	4.00%
Financial Services – Class I	1,000.00	935.90	14.64	3.00%
Financial Services – Class A	1,000.00	933.80	16.57	3.40%
Financial Services – Class C	1,000.00	930.80	19.53	4.01%
Investment Quality Bond – Class I	1,000.00	1,017.50	6.71	1.32%
Investment Quality Bond – Class A	1,000.00	1,014.80	8.76	1.73%
Investment Quality Bond – Class C	1,000.00	1,011.80	11.79	2.33%
Municipal Bond – Class I	1,000.00	999.40	7.99	1.61%
Municipal Bond – Class A	1,000.00	999.40	8.13	1.64%
Municipal Bond – Class C	1,000.00	998.30	9.12	1.84%
U.S. Government Money Market – Class I	1,000.00	1,000.00	0.10	0.02%
U.S. Government Money Market – Class A	1,000.00	1,000.10	0.10	0.02%
U.S. Government Money Market – Class C	1,000.00	1,000.10	0.10	0.02%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value -9/1/2020	Value - 2/28/2021	9/1/2020 - 2/28/2021*	[Annualized]
Actual Expenses - Table 2: (Continued)
Aggressive Balanced Allocation - Class I	1,000.00	1,113.10	4.52	0.86%
Aggressive Balanced Allocation - Class A	1,000.00	1,118.40	5.82	1.11%
Aggressive Balanced Allocation - Class C	1,000.00	1,118.10	9.74	1.86%
Conservative Balanced Allocation - Class I	1,000.00	1,068.20	4.41	0.86%
Conservative Balanced Allocation - Class A	1,000.00	1,067.70	5.68	1.11%
Conservative Balanced Allocation - Class C	1,000.00	1,062.80	9.50	1.86%
Moderate Aggressive Balanced Allocation - Class I	1,000.00	1,109.00	4.49	0.86%
Moderate Aggressive Balanced Allocation - Class A	1,000.00	1,107.50	5.80	1.11%
Moderate Aggressive Balanced Allocation - Class C	1,000.00	1,103.30	9.70	1.86%
Moderate Balanced Allocation - Class I	1,000.00	1,096.20	4.47	0.86%
Moderate Balanced Allocation - Class A	1,000.00	1,095.80	5.77	1.11%
Moderate Balanced Allocation - Class C	1,000.00	1,091.20	9.63	1.86%
Moderate Conservative Balanced Allocation - Class I	1,000.00	1,092.40	4.46	0.86%
Moderate Conservative Balanced Allocation - Class A	1,000.00	1,092.40	5.74	1.11%
Moderate Conservative Balanced Allocation - Class C	1,000.00	1,086.10	9.63	1.86%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value -9/1/2020	Value - 2/28/2021	9/1/2020 - 2/28/2021*	[Annualized]
[5% Return Before Expenses] - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,019.39	$5.46	1.09%
Large Capitalization Value – Class A	1,000.00	1,017.41	7.45	1.49%
Large Capitalization Value – Class C	1,000.00	1,014.43	10.44	2.09%
Large Capitalization Growth – Class I	1,000.00	1,019.49	5.36	1.07%
Large Capitalization Growth – Class A	1,000.00	1,017.50	7.35	1.47%
Large Capitalization Growth – Class C	1,000.00	1,014.53	10.34	2.07%
Mid Capitalization – Class I	1,000.00	1,018.00	6.85	1.37%
Mid Capitalization – Class A	1,000.00	1,016.02	8.85	1.77%
Mid Capitalization – Class C	1,000.00	1,013.04	11.83	2.37%
Small Capitalization – Class I	1,000.00	1,017.70	7.15	1.43%
Small Capitalization – Class A	1,000.00	1,015.72	9.15	1.83%
Small Capitalization – Class C	1,000.00	1,012.74	12.13	2.43%
International Equity – Class I	1,000.00	1,018.90	6.36	1.25%
International Equity – Class A	1,000.00	1,016.89	8.39	1.65%
International Equity – Class C	1,000.00	1,013.83	11.45	2.26%
Health & Biotechnology – Class I	1,000.00	1,015.66	9.62	1.89%
Health & Biotechnology – Class A	1,000.00	1,013.65	11.64	2.29%
Health & Biotechnology – Class C	1,000.00	1,010.62	14.67	2.89%
Technology & Communications – Class I	1,000.00	1,016.73	8.54	1.68%
Technology & Communications – Class A	1,000.00	1,014.72	10.56	2.08%
Technology & Communications – Class C	1,000.00	1,011.70	13.58	2.68%
Energy & Basic Materials – Class I	1,000.00	1,010.08	15.20	3.00%
Energy & Basic Materials – Class A	1,000.00	1,008.06	17.21	3.40%
Energy & Basic Materials – Class C	1,000.00	1,005.04	20.22	4.00%
Financial Services – Class I	1,000.00	1,010.08	15.20	3.00%
Financial Services – Class A	1,000.00	1,008.06	17.21	3.40%
Financial Services – Class C	1,000.00	1,004.98	20.28	4.01%
Investment Quality Bond – Class I	1,000.00	1,018.56	6.71	1.32%
Investment Quality Bond – Class A	1,000.00	1,016.51	8.77	1.73%
Investment Quality Bond – Class C	1,000.00	1,013.48	11.80	2.33%
Municipal Bond – Class I	1,000.00	1,016.80	8.06	1.61%
Municipal Bond – Class A	1,000.00	1,016.66	8.20	1.64%
Municipal Bond – Class C	1,000.00	1,015.67	9.20	1.84%
U.S. Government Money Market – Class I	1,000.00	1,024.70	0.10	0.02%
U.S. Government Money Market – Class A	1,000.00	1,024.70	0.10	0.02%
U.S. Government Money Market – Class C	1,000.00	1,024.70	0.10	0.02%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical	Beginning Account	Ending Account	Expense Paid	Expense Ratio
[5% Return Before Expenses] - Table 2:	Value -9/1/2020	Value - 2/28/2021	9/1/2020 - 2/28/2021*	[Annualized]
Aggressive Balanced Allocation - Class I	1,000.00	1,015.57	4.31	0.86%
Aggressive Balanced Allocation - Class A	1,000.00	1,019.30	5.55	1.11%
Aggressive Balanced Allocation - Class C	1,000.00	1,020.53	9.29	1.86%
Conservative Balanced Allocation - Class I	1,000.00	1,020.53	4.31	0.86%
Conservative Balanced Allocation - Class A	1,000.00	1,019.30	5.55	1.11%
Conservative Balanced Allocation - Class C	1,000.00	1,015.59	9.28	1.86%
Moderate Aggressive Balanced Allocation - Class I	1,000.00	1,020.53	4.30	0.86%
Moderate Aggressive Balanced Allocation - Class A	1,000.00	1,019.29	5.56	1.11%
Moderate Aggressive Balanced Allocation - Class C	1,000.00	1,015.57	9.29	1.86%
Moderate Balanced Allocation - Class I	1,000.00	1,020.53	4.30	0.86%
Moderate Balanced Allocation - Class A	1,000.00	1,019.29	5.56	1.11%
Moderate Balanced Allocation - Class C	1,000.00	1,015.59	9.28	1.86%
Moderate Conservative Balanced Allocation - Class I	1,000.00	1,020.53	4.31	0.86%
Moderate Conservative Balanced Allocation - Class A	1,000.00	1,019.31	5.54	1.11%
Moderate Conservative Balanced Allocation - Class C	1,000.00	1,015.56	9.31	1.86%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the days in reporting period).

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

Class A & C Shares

Item 2. Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of February 28, 2021, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 5/10/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date 5/10/21

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 5/10/21

* Print the name and title of each signing officer under his or her signature.